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                            Flippin, Bruce & porter
                                     Funds
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                                 Annual Report
                                 March 31, 1999


--------------------------
FBP Contrarian Equity Fund
--------------------------

----------------------------
FBP Contrarian Balanced Fund
----------------------------

LETTER TO SHAREHOLDERS                                              MAY 17, 1999
================================================================================

We are pleased to report on the progress of your Fund and its investments for the fiscal year ended March 31,1999. The following table displays the annualized total return (capital change plus income) of the Funds for the most recent year and longer time periods.

--------------------------------------------------------------------------------
                                      Twelve Months   Three Years     Five Years
--------------------------------------------------------------------------------
FBP Contrarian Equity Fund                 7.74%         20.75%          20.96%
FBP Contrarian Balanced Fund               8.74%         17.01%          16.82%
--------------------------------------------------------------------------------

REVIEW AND OUTLOOK

Over the course of the past year, we have witnessed events that usually would result in poorly performing financial markets. Economic weakness in most of the emerging markets, political uncertainty in the United States and other countries, and increased volatility in the markets were pushed aside by low inflation, low interest rates and a powerful U.S. economy. Large growth companies performed particularly well, gaining 18.5% as measured by the S&P 500's total return. However, results were far from even as the Value Line Composite, a broader measure of companies, fell 18.1%, lagging far behind.

The outlook for the U.S. economy is quite positive. As the fear of a recession subsided late in 1998, most economists increased their GDP forecasts to around 3% for 1999. The pace for the first quarter was well above this, so the economy should moderate as the year progresses. The strength in the economy is being fueled by the consumer as spending is being boosted by employment growth and rising confidence. Also, the manufacturing sector is beginning to show signs of improvement as Asian economies stabilize and domestic demand strengthens.

The Federal Reserve remains neutral, letting the markets set the level of interest rates. It was the Fed's swift reaction to last fall's liquidity crisis that allowed our markets to recover as sharply as they have. By reducing interest rates, as well as coaxing other nations to do the same, they stemmed the fear of a global recession and possible deflation. The Federal Reserve is now in a monitoring mode. While concerned over the possibility of renewed inflation accompanying a pickup in global growth, they seem content with the continued low domestic inflation rate. Interest rates appear to have reached their lows last October, and have risen recently due to international events and a stronger economy. With the current level of interest rates, we continue to remain defensive with our bond purchases in the Balanced Fund, looking for high coupon callable corporate bonds or short-term government issues.

As we have looked at the valuation of the stock market over the past year, we have seen two entirely different worlds. The narrow segment of the market that has provided the bulk of the leadership (large quality growth issues) appears overvalued to us. While these companies deserve a premium valuation to the market, the premium has become excessive by almost any standard. The pharmaceutical, technology and communication services groups are trading at very high earnings multiples and are discounting long-term earnings growth rates that will be very difficult to achieve. Conversely, the broader market has been more reasonably priced, with many companies trading under 15 times earnings and at low measures of their price to book, cash flow and sales. Over the years, stocks purchased at these valuation ranges have proven to be good long-term investments.

Since March 31, investors have been shifting their interest to a broader group of value stocks as they gain confidence in sustainable worldwide economic growth. Many of the former market leaders have begun to underperform. This broadening out of the market based on improving economic growth has been a multi-year process in the past. Only time will tell if the duration of this change is a lengthy one. However, Asian economies are stabilizing, Japan's and other emerging markets' equities are recovering and U.S. manufacturing appears to be increasing.

Thank you for your continued confidence and investment in The Flippin, Bruce & Porter Funds.

/s/ John T. Bruce
John T. Bruce, CFA
Vice President-Portfolio Manager

COMPARATIVE CHARTS

Performance for each Fund is compared to the most appropriate broad-based index, the S&P 500, an unmanaged index of 500 large common stocks. Over time, this index has outpaced the FBP Contrarian Balanced Fund which maintains at least 25% in bonds. Balanced funds have the growth potential to outpace inflation, but they will typically lag a 100% stock index over the long term because of the bond portion of their portfolios. However, the advantage of the bond portion is that it can make the return and principal of a balanced fund more stable than a portfolio completely invested in stocks. Results are also compared to the Consumer Price Index, a measure of inflation.

                           FBP Contrarian Equity Fund
--------------------------------------------------------------------------------
Comparison of the Change in Value of a $10,000 Investment in the FBP Contrarian
   Equity Fund, the Standard & Poor's 500 Index and the Consumer Price Index

                                                              3/99
                                                             ------
FBP Contrarian Equity Fund                                  $26,668
Standard & Poor's 500 Index                                 $32,513
Consumer Price Index                                        $11,405
--------------------------------------------------------------------------------

                      -------------------------------------
                           FBP Contrarian Equity Fund
                          Average Annual Total Returns

                      1 Year    5 Years    Since Inception*
                       7.74%     20.96%         18.89%
                      -------------------------------------

              *Initial public offering of shares was July 30, 1993.

            Past performance is not predictive of future performance.


                          FBP Contrarian Balanced Fund
--------------------------------------------------------------------------------
Comparison of the Change in Value of a $10,000 Investment in the FBP Contrarian
   Balanced Fund, the Standard & Poor's 500 Index and the Consumer Price Index

                                                              3/99
                                                             ------
FBP Contrarian Equity Fund                                  $31,127
Standard & Poor's 500 Index                                 $52,192
Consumer Price Index                                        $13,291
--------------------------------------------------------------------------------

                      -------------------------------------
                          FBP Contrarian Balanced Fund
                          Average Annual Total Returns

                      1 Year    5 Years    Since Inception*
                       8.74%     16.82%          12.36%
                      -------------------------------------

              *Initial public offering of shares was July 3, 1989.

            Past performance is not predictive of future performance.

FBP CONTRARIAN EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999
================================================================================
    SHARES        COMMON STOCKS -- 95.3%                               VALUE
--------------------------------------------------------------------------------
                  CHEMICALS -- 3.0%
     7,000        Dow Chemical Company ........................     $   652,312
    11,500        Ethyl Corporation ...........................          48,875
    16,400        Great Lakes Chemical Corporation ............         602,700
     3,900        Octel Corporation(a) ........................          47,775
                                                                    -----------
                                                                      1,351,662
                                                                    -----------
                  COMMERCIAL BANKING -- 12.3%
    23,960        Banc One Corporation ........................       1,319,298
    22,000        BankAmerica Corporation .....................       1,553,750
    16,000        Chase Manhattan Corporation .................       1,301,000
    21,250        Citigroup, Inc. .............................       1,357,344
                                                                    -----------
                                                                      5,531,392
                                                                    -----------
                  COMMUNICATIONS-- 3.1%
    11,500        GTE Corporation .............................         695,750
    18,000        Harris Corporation ..........................         515,250
    40,000        Paging Network, Inc.(a) .....................         187,500
                                                                    -----------
                                                                      1,398,500
                                                                    -----------
                  COMPUTERS/COMPUTER TECHNOLOGY SERVICES-- 13.3%
    25,620        Compaq Computer Corporation .................         811,834
    20,000        Electronic Data Systems Corporation .........         973,750
     9,000        Hewlett-Packard Company .....................         610,313
    13,000        International Business Machines Corporation(b)      2,304,250
    50,000        Novell, Inc.(a) .............................       1,259,375
                                                                    -----------
                                                                      5,959,522
                                                                    -----------
                  CONSUMER GOODS & SERVICES-- 6.5%
    74,000        Cendant Corporation(a) ......................       1,165,500
    19,000        Philip Morris Companies, Inc. ...............         668,563
    40,000        Shaw Industries, Inc. .......................         740,000
    13,000        UST, Inc. ...................................         339,625
                                                                    -----------
                                                                      2,913,688
                                                                    -----------
                  DRUGS/MEDICAL EQUIPMENT-- 13.3%
     7,000        Allergan, Inc. ..............................         615,125
    19,000        Amgen, Inc.(a) ..............................       1,422,625
    16,000        Bristol-Myers Squibb Company ................       1,029,000
     6,000        Johnson & Johnson ...........................         562,125
    35,000        Mallinckrodt, Inc. ..........................         931,875
     7,600        Merck & Company, Inc. .......................         609,425
    13,000        Pharmacia & Upjohn, Inc. ....................         810,875
                                                                    -----------
                                                                      5,981,050
                                                                    -----------
                  DURABLE GOODS -- 2.2%
     4,000        General Electric Company ....................         442,500
    12,325        Waste Management, Inc.(a) ...................         546,922
                                                                    -----------
                                                                        989,422
                                                                    -----------

FBP CONTRARIAN EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES        COMMON STOCKS -- 95.3% (CONTINUED)                    VALUE
--------------------------------------------------------------------------------
                  FINANCE -- 3.5%
    25,000        SLM Holding Corporation .....................     $ 1,043,750
    50,000        United Dominion Realty ......................         512,500
                                                                    -----------
                                                                      1,556,250
                                                                    -----------
                  FUNERAL SERVICES -- 1.4%
    44,000        Service Corporation International ...........         627,000
                                                                    -----------
                  HUMAN RESOURCES -- 0.7%
    50,000        Olsten Corporation ..........................         309,375
                                                                    -----------
                  INSURANCE -- 2.9%
    10,000        Aetna Life & Casualty Company ...............         830,000
     6,600        Marsh & McLennan Companies, Inc. ............         489,638
                                                                    -----------
                                                                      1,319,638
                                                                    -----------
                  OIL & OIL DRILLING -- 6.3%
    16,000        Equitable Resources, Inc. ...................         417,000
    22,000        Kerr-McGee Corporation ......................         721,865
    18,000        Schlumberger Limited ........................       1,083,375
    20,000        Sonat, Inc. .................................         600,000
                                                                    -----------
                                                                      2,822,240
                                                                    -----------
                  PACKAGING -- 1.3%
    21,000        Crown Cork & Seal Company, Inc. .............         599,812
                                                                    -----------
                  PAPER & FOREST PRODUCTS -- 1.2%
    10,000        Weyerhaeuser Company(b) .....................         555,000
                                                                    -----------
                  PHOTOGRAPHICAL PRODUCTS-- 2.0%
    14,000        Eastman Kodak Company .......................         894,250
                                                                    -----------
                  PRINTING -- 1.9%
    27,000        R. R. Donnelley & Sons Company ..............         869,062
                                                                    -----------
                  RETAIL STORES -- 14.7%
    12,000        Applebee's International, Inc. ..............         297,750
    19,000        Avado Brands, Inc. ..........................         112,812
    25,000        CBRL Group, Inc. ............................         450,000
    15,000        Circuit City Stores, Inc. ...................       1,149,375
    38,000        Dilliard's, Inc. ............................         964,250
    32,000        IKON Office Solutions, Inc. .................         410,000
    36,500        K-Mart Corporation(a) .......................         613,656
    34,000        The Pep Boys - Manny, Moe & Jack ............         518,500
    51,000        Toys R Us, Inc.(a) ..........................         959,437
    12,500        Wal-Mart Stores, Inc. .......................       1,152,344
                                                                    -----------
                                                                      6,628,124
                                                                    -----------
                  TRANSPORTATION -- 4.9%
    14,000        FDX Corporation(a)(b) .......................       1,299,375
    17,000        Union Pacific Corporation ...................         908,437
                                                                    -----------
                                                                      2,207,812
                                                                    -----------

FBP CONTRARIAN EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES        COMMON STOCKS -- 95.3% (CONTINUED)                    VALUE
--------------------------------------------------------------------------------
                  TRAVEL & INVESTMENT SERVICES-- 0.8%
     3,000        American Express Company ....................     $   352,500
                                                                    -----------

                  TOTAL COMMON STOCKS (COST $30,381,118)            $42,866,299
                                                                    -----------

================================================================================
    Face
   Amount  REPURCHASE AGREEMENTS(c) -- 5.4% Value
--------------------------------------------------------------------------------
$2,438,000        Firstar Bank, 3.75%, dated 03/31/99,
                    due 04/01/99, repurchase proceeds
                    $2,438,254 (Cost $2,438,000) ..............     $ 2,438,000
                                                                    -----------

                  TOTAL INVESTMENTS AND REPURCHASE
                    AGREEMENTS AT VALUE -- 100.7% .............     $45,304,299

                  LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.7%)      (326,417)
                                                                    -----------

                  NET ASSETS -- 100.0%                              $44,977,882
                                                                    ===========

(a)  Non-income producing security.

(b)  Security covers a call option.

(c) Joint repurchase agreement is fully collateralized by $28,093,000 U.S. Treasury Note, 5.625%, due 02/28/01. The aggregate market value of the collateral at March 31, 1999 was $28,533,385. The Fund's pro-rata interest in the collateral at March 31, 1999 was $2,525,573.

FBP CONTRARIAN EQUITY FUND
SCHEDULE OF OPEN OPTIONS WRITTEN
MARCH 31, 1999
================================================================================
                                                       MARKET
   OPTION                                             VALUE OF        PREMIUMS
 CONTRACTS        COVERED CALL OPTIONS                 OPTIONS        RECEIVED
--------------------------------------------------------------------------------
                  FDX Corporation,
        30          04/17/99 at $90 .............   $    14,625     $    15,265
                  International Business Machines Corporation,
        10          04/17/99 at $170 ............         9,500          11,451
                  Weyerhaeuser Company,
        15          04/17/99 at $55 .............         2,625           4,346
                                                    -----------     -----------
                                                    $    26,750     $    31,062
                                                    ===========     ===========

See accompanying notes to financial statements.

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999
================================================================================
    SHARES        COMMON STOCKS -- 66.7%                                VALUE
--------------------------------------------------------------------------------
                  CHEMICALS -- 1.9%
     8,000        Dow Chemical Company ........................     $   745,500
    20,000        Ethyl Corporation ...........................          85,000
    11,700        Great Lakes Chemical Corporation ............         429,975
                                                                    -----------
                                                                      1,260,475
                                                                    -----------
                  COMMERCIAL BANKING -- 7.6%
    23,745        Banc One Corporation ........................       1,307,459
    20,000        BankAmerica Corporation .....................       1,412,500
    15,350        Chase Manhattan Corporation .................       1,248,147
    15,312        Citigroup, Inc. .............................         978,054
                                                                    -----------
                                                                      4,946,160
                                                                    -----------
                  COMMUNICATIONS -- 2.5%
    15,000        GTE Corporation .............................         907,500
    17,000        Harris Corporation ..........................         486,625
    50,000        Paging Network, Inc.(a) .....................         234,375
                                                                    -----------
                                                                      1,628,500
                                                                    -----------
                  COMPUTERS/COMPUTER TECHNOLOGY SERVICES -- 8.6%
    25,914        Compaq Computer Corporation .................         821,150
    20,000        Electronic Data Systems Corporation .........         973,750
     6,100        Hewlett-Packard Company .....................         413,656
    12,800        International Business Machines Corporation(b)      2,268,800
    43,000        Novell, Inc.(a) .............................       1,083,063
                                                                    -----------
                                                                      5,560,419
                                                                    -----------
                  CONSUMER GOODS & SERVICES -- 3.9%
    70,000        Cendant Corporation(a) ......................       1,102,500
    19,300        Philip Morris Companies, Inc. ...............         679,119
    29,000        Shaw Industries, Inc. .......................         536,500
     8,500        UST, Inc. ...................................         222,063
                                                                    -----------
                                                                      2,540,182
                                                                    -----------
                  DRUGS/MEDICAL EQUIPMENT -- 9.3%
     5,400        Allergan, Inc. ..............................         474,525
    15,000        Amgen, Inc.(a) ..............................       1,123,125
    12,000        Bristol-Myers Squibb Company ................         771,750
    14,600        Johnson & Johnson ...........................       1,367,837
    28,000        Mallinckrodt, Inc. ..........................         745,500
     6,400        Merck & Company, Inc. .......................         513,200
    16,400        Pharmacia & Upjohn, Inc. ....................       1,022,950
                                                                    -----------
                                                                      6,018,887
                                                                    -----------
                  DURABLE GOODS -- 2.7%
    11,200        General Electric Company ....................       1,239,000
    11,600        Waste Management, Inc.(a) ...................         514,750
                                                                    -----------
                                                                      1,753,750
                                                                    -----------

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
    SHARES        COMMON STOCKS -- 66.7% (CONTINUED)                    VALUE
--------------------------------------------------------------------------------
                  FINANCE -- 2.3%
    24,000        SLM Holding Corporation .....................     $ 1,002,000
    50,000        United Dominion Realty ......................         512,500
                                                                    -----------
                                                                      1,514,500
                                                                    -----------
                  FUNERAL SERVICES -- 0.9%
    42,000        Service Corporation International ...........         598,500
                                                                    -----------
                  HUMAN RESOURCES -- 0.5%
    50,000        Olsten Corporation ..........................         309,375
                                                                    -----------
                  INSURANCE -- 4.1%
     8,300        Aetna Life & Casualty Company ...............         688,900
     7,368        American International Group ................         888,765
    15,000        Marsh & McLennan Companies, Inc. ............       1,112,813
                                                                    -----------
                                                                      2,690,478
                                                                    -----------
                  OIL & OIL DRILLING -- 3.8%
     6,800        Equitable Resources, Inc. ...................         177,225
    20,000        Kerr-McGee Corporation ......................         656,250
    17,500        Schlumberger Limited ........................       1,053,281
    20,000        Sonat, Inc. .................................         600,000
                                                                    -----------
                                                                      2,486,756
                                                                    -----------
                  PACKAGING -- 0.9%
    21,000        Crown Cork & Seal Company, Inc. .............         599,812
                                                                    -----------
                  PAPER & FOREST PRODUCTS -- 0.9%
    10,000        Weyerhaeuser Company(b) .....................         555,000
                                                                    -----------
                  PHOTOGRAPHICAL PRODUCTS-- 1.1%
    11,000        Eastman Kodak Company .......................         702,625
                                                                    -----------
                  PRINTING -- 1.2%
    25,000        R. R. Donnelley & Sons Company ..............         804,687
                                                                    -----------
                  RETAIL STORES -- 9.7%
     8,200        Applebee's International, Inc. ..............         203,462
    23,300        Avado Brands, Inc. ..........................         138,344
    18,650        CBRL Group, Inc. ............................         335,700
    10,400        Circuit City Stores, Inc. ...................         796,900
    36,000        Dilliard's, Inc. ............................         913,500
    34,000        IKON Office Solutions, Inc. .................         435,625
    39,500        K-Mart Corporation(a) .......................         664,094
    34,100        The Pep Boys - Manny, Moe & Jack ............         520,025
    48,000        Toys R Us, Inc.(a) ..........................         903,000
    14,900        Wal-Mart Stores, Inc. .......................       1,373,594
                                                                    -----------
                                                                      6,284,244
                                                                    -----------
                  TRANSPORTATION -- 3.3%
    13,000        FDX Corporation(a)(b) .......................       1,206,562
    17,200        Union Pacific Corporation ...................         919,125
                                                                    -----------
                                                                      2,125,687
                                                                    -----------

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES        COMMON STOCKS -- 66.7% (CONTINUED)                    VALUE
--------------------------------------------------------------------------------
                  TRAVEL & INVESTMENT SERVICES -- 1.5%
     8,300        American Express Company ....................     $   975,250
                                                                    -----------

                  TOTAL COMMON STOCKS (COST $23,615,947) ......     $43,355,287
                                                                    -----------
================================================================================
 PAR VALUE        U.S. GOVERNMENT OBLIGATIONS -- 14.1%                  VALUE
--------------------------------------------------------------------------------
                  U.S. TREASURY NOTES -- 14.1%
$  500,000          6.75%, due 06/30/99 .......................     $   502,657
 1,000,000          5.75%, due 09/30/99 .......................       1,005,000
   500,000          7.75%, due 01/31/00 .......................         511,406
 1,000,000          5.875%, due 06/30/00 ......................       1,010,938
 1,000,000          4.625%, due 12/31/00 ......................         993,125
   500,000          5.625%, due 02/28/01 ......................         505,469
 1,000,000          4.875%, due 03/31/01 ......................         997,656
   750,000          5.625%, due 05/15/01 ......................         758,906
   750,000          6.125%, due 12/31/01 ......................         768,985
   500,000          6.625%, due 04/30/02 ......................         520,625
   500,000          6.375%, due 08/15/02 ......................         518,125
   500,000          6.25%, due 02/15/03 .......................         518,125
   500,000          7.25%, due 05/15/04 .......................         544,688
                                                                    -----------

                  TOTAL U.S. GOVERNMENT OBLIGATIONS
                    (COST $8,971,582) .........................     $ 9,155,705
                                                                    -----------
================================================================================
 PAR VALUE        CORPORATE BONDS -- 11.5%                              VALUE
--------------------------------------------------------------------------------
                  FINANCE -- 5.1%
                  Bankers Trust New York Corporation,
$  750,000          7.375%, due 05/01/08 ......................     $   783,229
                  General Motors Acceptance Corporation,
 1,000,000          5.50%, due 01/14/02 .......................         994,796
                  Green Tree Financial Corporation,
   750,000          7.55%, due 10/15/99 .......................         752,976
                  Macsaver Financial Services,
   500,000          7.60%, due 08/01/07 .......................         325,000
                  Signet Banking Corporation,
   150,000          9.625%, due 06/01/99 ......................         150,915
                  United Dominion Realty,
   300,000          7.25%, due 04/01/99 .......................         300,000
                                                                    -----------
                                                                      3,306,916
                                                                    -----------
                  INDUSTRIAL -- 2.2%
                  Baxter International, Inc.,
    75,000          9.25%, due 12/15/99 .......................          76,934
                  Dayton Hudson Corporation,
    52,000          9.875%, due 06/01/17 ......................          52,316
                  Hertz Corporation,
 1,000,000          6.00%, due 01/15/03 .......................         993,692
                  Hilton Hotels Corporation,
   300,000          7.70%, due 07/15/02 .......................         306,766
                                                                    -----------
                                                                      1,429,708
                                                                    -----------

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE        CORPORATE BONDS -- 11.5% (CONTINUED)                  VALUE
--------------------------------------------------------------------------------
                  UTILITIES -- 4.2%
                  Dayton Power & Light, Inc.,
$  500,000          8.40%, due 12/01/22 .......................     $   528,082
                  Mississippi Power & Light,
   750,000          8.50%, due 01/15/23 .......................         795,571
                  Niagara Mohawk Power,
   525,000          9.50%, due 03/01/21 .......................         556,972
                  West Penn Power Company,
   775,000          8.875%, due 02/01/21 ......................         811,726
                                                                    -----------
                                                                      2,692,351
                                                                    -----------

                  TOTAL CORPORATE BONDS (COST $7,448,613) .....     $ 7,428,975
                                                                    -----------

                  TOTAL INVESTMENTS AT VALUE
                    (COST $40,036,142) -- 92.3% ...............     $59,939,967
                                                                    -----------
================================================================================
   FACE
  AMOUNT          REPURCHASE AGREEMENTS(C) -- 9.4%                      VALUE
--------------------------------------------------------------------------------
$6,128,000        Firstar Bank, 3.75%, dated 03/31/99,
                    due 04/01/99, repurchase proceeds
                    $6,128,638 (Cost $6,128,000) ..............     $ 6,128,000
                                                                    -----------

                  TOTAL INVESTMENTS AND REPURCHASE
                    AGREEMENTS AT VALUE -- 101.7% .............     $66,067,967

                  LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.7)%    (1,105,254)
                                                                    -----------

                  NET ASSETS -- 100.0%                              $64,962,713
                                                                    ===========

(a)  Non-income producing security.

(b)  Security covers a call option.

(c) Joint repurchase agreement is fully collateralized by $28,093,000 U.S. Treasury Note, 5.625%, due 02/28/01. The aggregate market value of the collateral at March 31, 1999 was $28,533,385. The Fund's pro-rata interest in the collateral at March 31, 1999 was $6,348,119.

See accompanying notes to financial statements.

FBP CONTRARIAN BALANCED FUND
SCHEDULE OF OPEN OPTIONS WRITTEN
MARCH 31, 1999
================================================================================
                                                       MARKET
   OPTION                                             VALUE OF        PREMIUMS
 CONTRACTS        COVERED CALL OPTIONS                 OPTIONS        RECEIVED
--------------------------------------------------------------------------------
                  FDX Corporation,
        30          04/17/99 at $90 .............   $    14,625     $    15,265
                  International Business Machines Corporation,
        40          04/17/99 at $170 ............        38,000          45,826
                  Weyerhaeuser Company,
        15          04/17/99 at $55 .............         2,625           4,346
                                                    -----------     -----------
                                                    $    55,250     $    65,437
                                                    ===========     ===========

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 1999
=========================================================================================
                                                                   FBP            FBP
                                                                CONTRARIAN     CONTRARIAN
                                                                  EQUITY        BALANCED
                                                                   FUND           FUND
-----------------------------------------------------------------------------------------
ASSETS
   Investments in securities:
      At acquisition cost .................................    $30,381,118    $40,036,142
                                                               ===========    ===========
      At value (Note 1) ...................................    $42,866,299    $59,939,967
   Investments in repurchase agreements (Note 1) ..........      2,438,000      6,128,000
   Cash ...................................................            699             --
   Interest receivable ....................................            254        233,527
   Dividends receivable ...................................         68,319         69,228
   Receivable for capital shares sold .....................         67,303         34,508
   Other assets ...........................................          9,500         14,157
                                                               -----------    -----------
      TOTAL ASSETS ........................................     45,450,374     66,419,387
                                                               -----------    -----------
LIABILITIES
   Bank overdraft .........................................             --        996,865
   Dividends payable ......................................          9,066         16,740
   Distributions payable ..................................         57,911         40,643
   Payable for securities purchased .......................        331,125        264,900
   Payable for capital shares redeemed ....................             94         19,465
   Accrued investment advisory fees (Note 3) ..............         28,592         41,170
   Accrued administration fees (Note 3) ...................          7,050          9,625
   Other accrued expenses and liabilities .................         11,904         12,016
   Covered call options, at value (Notes 1 and 4)
      (premiums received $31,062 and $65,437, respectively)         26,750         55,250
                                                               -----------    -----------
      TOTAL LIABILITIES ...................................        472,492      1,456,674
                                                               -----------    -----------

NET ASSETS ................................................    $44,977,882    $64,962,713
                                                               ===========    ===========

Net assets consist of:
   Paid-in capital ........................................    $32,488,389    $45,048,568
   Undistributed net investment income ....................             --            133
   Net unrealized appreciation on investments .............     12,489,493     19,914,012
                                                               -----------    -----------
Net assets ................................................    $44,977,882    $64,962,713
                                                               ===========    ===========

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) .............      1,992,808      3,356,112
                                                               ===========    ===========
Net asset value, offering price and
   redemption price per share (Note 1) ....................    $     22.57    $     19.36
                                                               ===========    ===========


See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 1999
================================================================================
                                                           FBP           FBP
                                                        CONTRARIAN    CONTRARIAN
                                                          EQUITY       BALANCED
                                                           FUND          FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest ........................................    $   81,153    $1,179,964
   Dividends .......................................       577,102       614,944
                                                        ----------    ----------
      TOTAL INVESTMENT INCOME ......................       658,255     1,794,908
                                                        ----------    ----------

EXPENSES
   Investment advisory fees (Note 3) ...............       288,068       435,257
   Administration fees (Note 3) ....................        73,470       105,848
   Postage and supplies ............................         9,495        10,057
   Professional fees ...............................         7,945        11,585
   Trustees' fees and expenses .....................         8,220         8,220
   Custodian fees ..................................         6,725         8,119
   Printing of shareholder reports .................         6,821         6,492
   Registration fees ...............................         5,687         4,582
   Pricing costs ...................................         1,451         4,645
   Insurance expense ...............................         2,179         2,490
   Other expenses ..................................         5,804         5,908
                                                        ----------    ----------
      TOTAL EXPENSES ...............................       415,865       603,203
                                                        ----------    ----------

NET INVESTMENT INCOME ..............................       242,390     1,191,705
                                                        ----------    ----------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
   Net realized gains on security transactions .....       685,564     2,907,950
   Net realized gains on option contracts written ..        40,022        45,055
   Net change in unrealized appreciation/
      depreciation on investments ..................     2,399,274       954,092
                                                        ----------    ----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ...     3,124,860     3,907,097
                                                        ----------    ----------

NET INCREASE IN NET ASSETS FROM OPERATIONS .........    $3,367,250    $5,098,802
                                                        ==========    ==========

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED MARCH 31, 1999 AND 1998
======================================================================================================================
                                                              FBP CONTRARIAN                    FBP CONTRARIAN
                                                                EQUITY FUND                      BALANCED FUND
                                                       -----------------------------     -----------------------------
                                                           YEAR             YEAR             YEAR             YEAR
                                                          ENDED            ENDED            ENDED            ENDED
                                                         MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                                           1999             1998             1999             1998
----------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income ..........................    $    242,390     $    256,331     $  1,191,705     $  1,134,978
   Net realized gains on:
      Security transactions .......................         685,564          691,750        2,907,950        2,146,818
      Option contracts written ....................          40,022           11,978           45,055           31,530
   Net change in unrealized appreciation/
      depreciation on investments .................       2,399,274        6,925,224          954,092        9,325,106
                                                       ------------     ------------     ------------     ------------
Net increase in net assets from operations ........       3,367,250        7,885,283        5,098,802       12,638,432
                                                       ------------     ------------     ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income .....................        (243,458)        (256,571)      (1,195,675)      (1,138,576)
   From net realized gains ........................        (725,822)        (865,431)      (2,953,025)      (2,862,386)
                                                       ------------     ------------     ------------     ------------
Decrease in net assets from
   distributions to shareholders ..................        (969,280)      (1,122,002)      (4,148,700)      (4,000,962)
                                                       ------------     ------------     ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ......................       9,849,442       12,609,930        9,396,418        5,859,836
   Net asset value of shares issued in reinvestment
      of distributions to shareholders ............         836,052          963,147        4,014,589        3,827,435
   Payments for shares redeemed ...................      (3,427,898)      (1,354,310)      (5,338,725)      (3,238,764)
                                                       ------------     ------------     ------------     ------------
Net increase in net assets from
   capital share transactions .....................       7,257,596       12,218,767        8,072,282        6,448,507
                                                       ------------     ------------     ------------     ------------
TOTAL INCREASE IN NET ASSETS ......................       9,655,566       18,982,048        9,022,384       15,085,977
NET ASSETS
   Beginning of year ..............................      35,322,316       16,340,268       55,940,329       40,854,352
                                                       ------------     ------------     ------------     ------------
   End of year (including undistributed net
      investment income of $0, $1,068,
      $133 and $4,103, respectively) ..............    $ 44,977,882     $ 35,322,316     $ 64,962,713     $ 55,940,329
                                                       ============     ============     ============     ============

CAPITAL SHARE ACTIVITY
   Sold ...........................................         471,229          651,600          494,996          323,989
   Reinvested .....................................          39,117           48,841          213,289          211,834
   Redeemed .......................................        (164,500)         (69,562)        (284,114)        (177,851)
                                                       ------------     ------------     ------------     ------------
   Net increase in shares outstanding .............         345,846          630,879          424,171          357,972
   Shares outstanding at beginning of year ........       1,646,962        1,016,083        2,931,941        2,573,969
                                                       ------------     ------------     ------------     ------------
   Shares outstanding at end of year ..............       1,992,808        1,646,962        3,356,112        2,931,941
                                                       ============     ============     ============     ============

See accompanying notes to financial statements.

FBP CONTRARIAN EQUITY FUND
FINANCIAL HIGHLIGHTS
========================================================================================================================
                                         SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------------------
                                                                              YEARS ENDED MARCH 31,
                                                        ----------------------------------------------------------------
                                                          1999          1998          1997          1996          1995
------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............    $  21.45      $  16.08      $  14.21      $  11.21      $  10.15
                                                        --------      --------      --------      --------      --------
Income from investment operations:
   Net investment income ...........................        0.13          0.19          0.22          0.24          0.21
   Net realized and unrealized gains
      on investments ...............................        1.50          5.98          2.24          3.05          1.14
                                                        --------      --------      --------      --------      --------
Total from investment operations ...................        1.63          6.17          2.46          3.29          1.35
                                                        --------      --------      --------      --------      --------

Less distributions:
   Dividends from net investment income ............       (0.13)        (0.19)        (0.22)        (0.24)        (0.23)
   Distributions from net realized gains ...........       (0.38)        (0.61)        (0.37)        (0.05)        (0.06)
                                                        --------      --------      --------      --------      --------
Total distributions ................................       (0.51)        (0.80)        (0.59)        (0.29)        (0.29)
                                                        --------      --------      --------      --------      --------

Net asset value at end of year .....................    $  22.57      $  21.45      $  16.08      $  14.21      $  11.21
                                                        ========      ========      ========      ========      ========

Total return .......................................       7.74%        38.90%        17.65%        29.54%        13.52%
                                                        ========      ========      ========      ========      ========

Net assets at end of year (000's) ..................    $ 44,978      $ 35,322      $ 16,340      $  9,090      $  5,323
                                                        ========      ========      ========      ========      ========

Ratio of net expenses to average net assets(a) .....       1.08%         1.12%         1.21%         1.25%         1.25%

Ratio of net investment income to average net assets       0.63%         1.04%         1.50%         1.89%         2.15%

Portfolio turnover rate ............................         18%           10%            9%           12%            9%

(a) Absent fee waivers and/or expense reimbursements by the Advisor, the ratios of expenses to average net assets would have been 1.25%, 1.67% and 2.27% for the years ended March 31, 1997, 1996 and 1995, respectively.

See accompanying notes to financial statements.

FBP CONTRARIAN BALANCED FUND
FINANCIAL HIGHLIGHTS
========================================================================================================================
                                         SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------------------------------
                                                                              YEARS ENDED MARCH 31,
                                                        ----------------------------------------------------------------
                                                          1999          1998          1997          1996          1995
------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............    $  19.08      $  15.87      $  14.86      $  12.80      $  12.19
                                                        --------      --------      --------      --------      --------
Income from investment operations:
   Net investment income ...........................        0.39          0.41          0.42          0.43          0.38
   Net realized and unrealized gains
      on investments ...............................        1.21          4.26          1.49          2.44          0.87
                                                        --------      --------      --------      --------      --------
Total from investment operations ...................        1.60          4.67          1.91          2.87          1.25
                                                        --------      --------      --------      --------      --------
Less distributions:
   Dividends from net investment income ............       (0.39)        (0.41)        (0.42)        (0.43)        (0.39)
   Distributions from net realized gains ...........       (0.93)        (1.05)        (0.48)        (0.38)        (0.25)
                                                        --------      --------      --------      --------      --------
Total distributions ................................       (1.32)        (1.46)        (0.90)        (0.81)        (0.64)
                                                        --------      --------      --------      --------      --------

Net asset value at end of year .....................    $  19.36      $  19.08      $  15.87      $  14.86      $  12.80
                                                        ========      ========      ========      ========      ========

Total return .......................................       8.74%        30.22%        13.15%        22.86%        10.54%
                                                        ========      ========      ========      ========      ========

Net assets at end of year (000's) ..................    $ 64,963      $ 55,940      $ 40,854      $ 35,641      $ 25,976
                                                        ========      ========      ========      ========      ========

Ratio of net expenses to average net assets ........       1.04%         1.04%         1.08%         1.17%         1.17%(a)

Ratio of net investment income to average net assets       2.05%         2.33%         2.65%         3.04%         3.10%

Portfolio turnover rate ............................         25%           21%           24%           17%           14%

(a) In an effort to reduce the total operating expenses of the Fund, a portion of the Fund's custodian fees for the year ended March 31, 1995 was paid through an arrangement with a third-party broker-dealer who was compensated through commission trades. Payment of the fees was based on a percentage of commissions earned. Absent expenses reimbursed through the directed brokerage arrangement, the ratio of expenses to average net assets would have been 1.20% for the year ended March 31, 1995.

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1999
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund (the Funds) are no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The FBP Contrarian Equity Fund seeks long-term growth of capital through investment in a diversified portfolio comprised primarily of equity securities, with current income as a secondary objective.

The FBP Contrarian Balanced Fund seeks long-term capital appreciation and current income through investment in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service.

Repurchase agreements -- The Funds generally enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of each Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Options transactions -- The Funds may write covered call options for which premiums are received and are recorded as liabilities, and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate the Funds' obligation on a call, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call written.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of investment securities and covered call options as of March 31, 1999:

--------------------------------------------------------------------------------
                                              FBP Contrarian      FBP Contrarian
                                                Equity Fund        Balanced Fund
--------------------------------------------------------------------------------
Gross unrealized appreciation ..........       $ 14,792,127        $ 21,685,201
Gross unrealized depreciation ..........         (2,302,634)         (1,771,189)
                                               ------------        ------------
Net unrealized appreciation ............       $ 12,489,493        $ 19,914,012
                                               ============        ============

Federal income tax cost ................       $ 30,350,056        $ 39,970,705
                                               ============        ============
--------------------------------------------------------------------------------

2.   INVESTMENT TRANSACTIONS

During the year ended March 31, 1999, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $13,526,771 and $6,500,301, respectively, for the FBP Contrarian Equity Fund and $16,348,446 and $13,423,764, respectively, for the FBP Contrarian Balanced Fund.

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by Flippin, Bruce & Porter, Inc. (the Advisor) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, each Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% on its average daily net assets up to $250 million; .65% on the next $250 million of such net assets; and .50% on such net assets in excess of $500 million. Certain trustees and officers of the Trust are also officers of the Advisor.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Countrywide Fund Services, Inc. (CFS), CFS provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, CFS receives a monthly fee from each Fund at an annual rate of .20% on its average daily net assets up to $25 million; .175% on the next $25 million of such net assets; and .15% on such net assets in excess of $50 million, subject to a $2,000 minimum monthly fee for each Fund. In addition, each Fund pays CFS out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of CFS, or of CW Fund Distributors, Inc., the exclusive underwriter of each Funds' shares.

4.   COVERED CALL OPTIONS

A summary of covered call option contracts during the year ended March 31, 1999 is as follows:

--------------------------------------------------------------------------------------------------
                                                   FBP Contrarian              FBP Contrarian
                                                     Equity Fund                Balanced Fund
                                               -----------------------     -----------------------
                                                Option         Option        Option        Option
                                               Contracts      Premiums     Contracts      Premiums
--------------------------------------------------------------------------------------------------
Options outstanding at beginning of year ..          125     $  62,686           144     $  66,996
Options written ...........................           95        52,787           197       142,157
Options expired ...........................          (86)      (40,023)         (104)      (45,055)
Options exercised .........................          (79)      (44,388)         (152)      (98,661)
                                               ---------     ---------     ---------     ---------
Options outstanding at end of year ........           55     $  31,062            85     $  65,437
                                               =========     =========     =========     =========
--------------------------------------------------------------------------------------------------

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
================================================================================

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

     We have audited the accompanying statements of assets and liabilities of the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund, (each a series of The Williamsburg Investment Trust), including the portfolios of investments, as of March 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund as of March 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                                        Tait, Weller & Baker

Philadelphia, Pennsylvania
April 30, 1999

---------------------------------
The Flippin, Bruce & Porter Funds
---------------------------------

INVESTMENT ADVISOR
Flippin, Bruce & Porter, Inc.
800 Main Street, Suite 202
P.O. Box 6138
Lynchburg, Virginia 24505
800-FBP-9375

TRANSFER AGENT AND
SHAREHOLDER SERVICING AGENT
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354
800-443-4249

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

OFFICERS
John M. Flippin, President
John T. Bruce, Vice President
  and Portfolio Manager
R. Gregory Porter, III, Vice President

TRUSTEES
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Fred T. Tattersall
Erwin H. Will, Jr.
Samuel B. Witt, III

                          The Government Street Funds
                         The Alabama Tax Free Bond Fund
                         ------------------------------
                              No Load Mutual Funds

                                 Annual Report
                                 March 31, 1999

                               Investment Adviser
                          T. Leavell & Associates, Inc.
                                  Founded 1979

LETTER FROM THE PRESIDENT
================================================================================

Dear Fellow Shareholders:

     We are pleased to enclose for your review the audited annual report of The Government Street Funds and of The Alabama Tax Free Bond Fund for the year ended March 31, 1999.

The Government Street Equity Fund
---------------------------------

     We are proud to report that The Government Street Equity Fund has received a four star rating from Morningstar, Inc. for the 1, 3 and 5 year periods coinciding with the end of its fiscal year on March 31, 1999. The Morningstar ratings reflect risk-adjusted performance and are subject to change every month. Ratings are calculated for the Fund's total annual return in excess of the 90-day T-bill return with fee adjustments and a risk factor that reflects Fund performance below the 90-day T-bill return. A four star rating places the Fund in the top 32.5% of all domestic stock funds measured. For the five year period ended March 31, 1999, that universe consisted of 1,810 common stock mutual funds.

     For the year ended March 31, 1999, The Government Street Equity Fund achieved a solid investment return of 14.8%. This compares favorably with the Lipper Growth and Income Fund Index whose return was 6.8% for the same twelve month period.

     During 1998 and the first quarter of 1999, common stocks continued their recent trend of larger capitalization stocks performing well with the broader market lagging. Most indicative of this phenomenon, perhaps, was the investment return of the S&P 500 Index. This index-- which is capitalization weighted-- had a total return of 18.5% for the twelve months ended March 31, 1999; however, on an equal weighted basis, the S&P 500 would have achieved a return of only 1.9% for the same period.

     In addition, growth stocks have recently outperformed value stocks to an extent that has not been experienced in at least 20 years. For example, the average "large growth" fund achieved a return of 26.1% for the 12 months through March; for the same period, however, the average "small value" fund fell 22.7%. This extreme disparity is evident within The Government Street Equity Fund's portfolio. For the year ended March 31, 1999, the return of the growth stocks in the Fund was 30.4%, while the return of the Fund's value stocks was a mere 1.5%.

     It is unlikely that the U.S. stock market will continue indefinitely to be driven by the narrow leadership of a handful of large capitalization stocks; nor is it reasonable to expect that growth stocks will continue to outperform value stocks as they have over the past 18 months.

     Looking ahead, it probably would be foolish to predict a continuation of the recent record setting pace experienced in the stock market. However, the fundamental economic environment in our country is so healthy that it is equally difficult to maintain strong negative sentiments about the market. Regardless of what may occur in the short run, we continue to be positive with respect to potential long-term growth in equity markets.

     The Government Street Equity Fund is currently invested in approximately 120 companies. These investments are spread over most areas of the economy thereby insuring broad diversification of risk. All of these companies are quality representatives of their respective industries, and each has passed a number of fundamental financial and technical screens used in its selection.

     During the recent fiscal year, the Fund experienced a turnover rate of only 22%. At year end, the net assets of the Fund were $90,707,450; net asset value per share was $48.10.

The Government Street Bond Fund
-------------------------------

     Following the rally in U.S. Treasury securities that occurred during the latter part of 1998, bond investors began 1999 with optimism. After all, inflation continued to be low, the possibility of lower interest rates seemed likely, and there was a growing feeling among analysts that the U.S. economy would be slowing throughout the year.

     However, these economic conditions actually resulted in a shift in investor sentiment. As the strength in the U.S. economy became more apparent and as global economies seemed to improve, fewer investors sought the safety of U.S. Treasuries. During February, 1999, the Lehman Brothers Treasury Index experienced a loss of 2.6%-- the worst month for U.S. Treasuries in 18 years. The sell-off in Treasuries affected most other bonds which also fell in price during the quarter.

     Despite these reverses in the bond market during 1999's first calendar quarter, The Government Street Bond Fund completed its fiscal year at March 31 with a total return of 5.38%. For this same period, the return of the Lehman Government/Corporate Intermediate Bond Index was 6.56%. The Fund's ratio of net investment income to average net assets was 6.01%.

     For its fiscal year ended March 31, 1999, 97.7% of The Government Street Bond Fund's assets were invested in securities rated A or better with over 55% rated AAA. The average maturity and duration of the Fund were 5.8 years and 4.4 years, respectively. The net assets of the Fund were $43,040,526; net asset value per share was $20.90. The ratio of expenses to average net assets was 0.73%.

The Alabama Tax Free Bond Fund
------------------------------

     The Alabama Tax Free Bond Fund was ranked by Lipper Analytical Services, Inc. as the number one Alabama municipal debt fund based on total return for the year ended December 31, 1998. Lipper provides mutual fund data and rankings to The Wall Street Journal and other national financial publications.

     This Fund remains the only no-load Alabama municipal bond fund. It invests in high grade Alabama tax-exempt bonds which carry a Moody's or Standard and Poor's rating of A or better. As of March 31, 1999, more than half of the Fund's assets were rated AAA.

     The net assets of the Fund as of March 31, 1999 were $21,559,972; the net asset value per share was $10.54. The weighted average maturity of the Fund's portfolio was 7.2 years-- an average maturity in keeping with its intermediate term objective.

     The total return of the Fund for its fiscal year ended March 31, 1999 was 4.73%. For the same twelve months period, the Lehman Three Year and Five Year Indices achieved returns of 5.28% and 5.98%, respectively. The ratio of net investment income to average net assets was 4.16%. For an Alabama investor in the maximum combined federal and state income tax bracket of 42.6%, that yield's taxable equivalent was 7.25%.

     Tax-exempt municipal securities continue to provide an attractive option for investors who are seeking stability of principal as well as income which is sheltered from federal and state income taxes. Demographic trend suggests that the interest in such securities will continue to grow in the years ahead as the aging population focuses increasingly on principal preservation and generation of income.

     Thank you for your continued confidence in The Government Street Funds and The Alabama Tax Free Bond Fund. Please call us if we can be of further service to you.

                                               Very truly yours,

                                               /s/ Thomas W. Leavell

                                               Thomas W. Leavell
                                               President
                                               T. Leavell & Associates, Inc.


                                               /s/ Richard Mitchell

                                               Richard Mitchell
                                               President
                                               The Government Street Funds
                                               The Alabama Tax Free Bond Fund

                       THE GOVERNMENT STREET EQUITY FUND
--------------------------------------------------------------------------------
   Comparison of the Change in Value of a $10,000 Investment in The Government Street Equity Fund, the Standard & Poor's 500 Index and the Consumer Price Index

                                                              3/99
                                                             ------
The Government Street Equity Fund                           $29,816
Standard & Poor's 500 Index                                 $40,940
Consumer Price Index                                        $12,144
--------------------------------------------------------------------------------

                      -------------------------------------
                        The Government Street Equity Fund
                          Average Annual Total Returns

                      1 Year    5 Years    Since Inception*
                      14.81%     20.32%         15.06%
                      -------------------------------------

             *Initial public offering of shares was June 3, 1991.

           Past performance is not predictive of future performance.


                        THE GOVERNMENT STREET BOND FUND
--------------------------------------------------------------------------------
  Comparison of the Change in Value of a $10,000 Investment in The Government Street Bond Fund, the Lehman Government/Corporate Intermediate Bond Index, and
                         the 90-Day Treasury Bill Index

                                                              3/99
                                                             ------
The Government Street Bond Fund                             $17,002
Lehman Government/Corporate Intermediate Bond Index         $17,611
90-Day Treasury Bill Index                                  $14,453
--------------------------------------------------------------------------------

                      -------------------------------------
                         The Government Street Bond Fund
                          Average Annual Total Returns

                      1 Year    5 Years    Since Inception*
                       5.38%     6.60%           7.03%
                      -------------------------------------

             *Initial public offering of shares was June 3, 1991.

           Past performance is not predictive of future performance.

                         THE ALABAMA TAX FREE BOND FUND
--------------------------------------------------------------------------------
    Comparison of the Change in Value of a $10,000 Investment in The Alabama
     Tax Free Bond Fund, the Lehman 7-Year G.O. Municipal Bond Index and the
                       Lehman 3-Year Municipal Bond Index

                                                              3/99
                                                             ------
The Alabama Tax Free Bond Fund                              $13,661
Lehman 7-Year G.O. Municipal Bond Index                     $14,725
Lehman 3-Year Municipal Bond Index                          $13,599
--------------------------------------------------------------------------------

                      -------------------------------------
                         The Alabama Tax Free Bond Fund
                          Average Annual Total Returns

                      1 Year    5 Years    Since Inception*
                       4.73%     5.52%           5.15%
                      -------------------------------------

            *Initial public offering of shares was January 15, 1993.

           Past performance is not predictive of future performance.

THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF ASSETS AND LIABILITIES
March 31, 1999
=====================================================================================================
                                                         Government      Government        Alabama
                                                           Street          Street          Tax Free
                                                           Equity           Bond             Bond
                                                            Fund            Fund             Fund
-----------------------------------------------------------------------------------------------------
ASSETS
Investments in securities:
   At acquisition cost .............................    $45,491,392    $ 41,634,311     $ 20,698,028
                                                        ===========    ============     ============
   At value (Note 1) ...............................    $86,838,733    $ 41,770,060     $ 21,515,625
Investments in repurchase agreements (Note 1) ......      3,833,000         888,000               --
Cash ...............................................            987             898               --
Interest receivable ................................            399         704,668          273,457
Dividends receivable ...............................         88,884              --               --
Receivable for capital shares sold .................         50,302          55,344              350
Other assets .......................................          5,328           3,813            1,338
                                                        -----------    ------------     ------------
   TOTAL ASSETS ....................................     90,817,633      43,422,783       21,790,770
                                                        -----------    ------------     ------------

LIABILITIES
Dividends payable ..................................          3,238          13,377           16,933
Distributions payable ..............................         35,888              --               --
Payable for securities purchased ...................             --         256,008          199,361
Payable for capital shares redeemed ................          1,329          77,002            1,500
Accrued investment advisory fees (Note 3) ..........         45,990          18,043            5,087
Accrued administrative fees (Note 3) ...............         12,850           2,700            2,650
Other accrued expenses and liabilities .............         10,888          15,127            5,267
                                                        -----------    ------------     ------------
   TOTAL LIABILITIES ...............................        110,183         382,257          230,798
                                                        -----------    ------------     ------------

NET ASSETS .........................................    $90,707,450    $ 43,040,526     $ 21,559,972
                                                        ===========    ============     ============

Net assets consist of:
Paid-in capital ....................................    $49,360,109    $ 43,458,038     $ 20,941,658
Accumulated net realized losses
   from security transactions ......................             --        (553,261)        (199,283)
Net unrealized appreciation on investments .........     41,347,341         135,749          817,597
                                                        -----------    ------------     ------------
Net assets .........................................    $90,707,450    $ 43,040,526     $ 21,559,972
                                                        ===========    ============     ============

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) ......      1,885,753       2,059,224        2,044,597
                                                        ===========    ============     ============
Net asset value, offering price and
   redemption price per share (Note 1) .............    $     48.10    $      20.90     $      10.54
                                                        ===========    ============     ============

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF OPERATIONS
Year Ended March 31, 1999
=======================================================================================
                                              Government     Government       Alabama
                                                Street         Street         Tax Free
                                                Equity          Bond            Bond
                                                 Fund           Fund            Fund
---------------------------------------------------------------------------------------
INVESTMENT INCOME
   Interest .............................    $   169,115    $ 2,665,381     $   960,084
   Dividends ............................        995,184             --              --
                                             -----------    -----------     -----------
      TOTAL INVESTMENT INCOME ...........      1,164,299      2,665,381         960,084
                                             -----------    -----------     -----------
EXPENSES
   Investment advisory fees (Note 3) ....        478,172        197,590          69,902
   Administrative fees (Note 3) .........        138,379         29,702          29,975
   Professional fees ....................         11,145         11,145           8,045
   Pricing costs ........................          2,671         11,810          14,038
   Trustees' fees and expenses ..........          8,220          8,220           8,220
   Printing of shareholder reports ......          8,199          6,741           7,843
   Custodian fees .......................         11,302          5,188           3,886
   Postage and supplies .................          6,911          6,229           5,475
   Registration fees ....................          2,957          3,222           1,067
   Insurance expense ....................          2,802          2,179           1,557
   Other expenses .......................          6,651          6,456             899
                                             -----------    -----------     -----------
      TOTAL EXPENSES ....................        677,409        288,482         150,907
   Fees waived by the Adviser (Note 3) ..             --             --         (21,089)
                                             -----------    -----------     -----------
      NET EXPENSES ......................        677,409        288,482         129,818
                                             -----------    -----------     -----------
NET INVESTMENT INCOME ...................        486,890      2,376,899         830,266
                                             -----------    -----------     -----------
REALIZED AND UNREALIZED GAINS (LOSSES)
   ON INVESTMENTS
   Net realized gains (losses)
      from security transactions ........      1,154,015       (119,151)           (347)
   Net change in unrealized appreciation/
      depreciation on investments .......      9,951,369       (251,151)         86,422
                                             -----------    -----------     -----------
NET REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS ..............     11,105,384       (370,302)         86,075
                                             -----------    -----------     -----------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS ......................    $11,592,274    $ 2,006,597     $   916,341
                                             ===========    ===========     ===========

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
Years Ended March 31, 1999 and 1998
===================================================================================================================================
                                                 Government Street             Government Street             Alabama Tax Free
                                                    Equity Fund                    Bond Fund                     Bond Fund
                                            ---------------------------   ---------------------------   ---------------------------
                                                Year           Year           Year           Year           Year           Year
                                               Ended          Ended          Ended          Ended          Ended          Ended
                                              March 31,      March 31,      March 31,      March 31,      March 31,      March 31,
                                                1999           1998           1999           1998           1999           1998
-----------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income .................  $    486,890   $    516,281   $  2,376,899   $  2,087,331   $    830,266   $    782,390
   Net realized gains (losses)
      from security transactions .........     1,154,015      2,517,491       (119,151)       (36,286)          (347)         1,079
   Net change in unrealized appreciation/
      depreciation on investments ........     9,951,369     17,143,907       (251,151)       906,779         86,422        546,731
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net increase in net assets from operations    11,592,274     20,177,679      2,006,597      2,957,824        916,341      1,330,200
                                            ------------   ------------   ------------   ------------   ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income ............      (487,774)      (527,419)    (2,380,755)    (2,095,202)      (830,266)      (782,390)
   From net realized gains ...............    (3,083,650)    (1,732,108)            --             --             --             --
                                            ------------   ------------   ------------   ------------   ------------   ------------
Decrease in net assets from
   distributions to shareholders .........    (3,571,424)    (2,259,527)    (2,380,755)    (2,095,202)      (830,266)      (782,390)
                                            ------------   ------------   ------------   ------------   ------------   ------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold .............    10,535,714     10,616,273      7,618,281      7,696,201      3,032,760      2,804,374
   Net asset value of shares issued in
      reinvestment of distributions
      to shareholders ....................     3,411,170      2,175,993      2,146,286      1,871,979        609,745        555,482
   Payments for shares redeemed ..........    (6,903,321)    (4,696,332)    (3,257,836)    (2,965,314)    (2,106,904)      (770,028)
                                            ------------   ------------   ------------   ------------   ------------   ------------
Net increase in net assets from
   capital share transactions ............     7,043,563      8,095,934      6,506,731      6,602,866      1,535,601      2,589,828
                                            ------------   ------------   ------------   ------------   ------------   ------------

TOTAL INCREASE IN NET ASSETS .............    15,064,413     26,014,086      6,132,573      7,465,488      1,621,676      3,137,638

NET ASSETS
   Beginning of year .....................    75,643,037     49,628,951     36,907,953     29,442,465     19,938,296     16,800,658
                                            ------------   ------------   ------------   ------------   ------------   ------------
   End of year ...........................  $ 90,707,450   $ 75,643,037   $ 43,040,526   $ 36,907,953   $ 21,559,972   $ 19,938,296
                                            ============   ============   ============   ============   ============   ============
UNDISTRIBUTED NET
   INVESTMENT INCOME .....................  $         --   $        884   $         --   $      3,856   $         --   $         --
                                            ============   ============   ============   ============   ============   ============

Capital share activity
   Sold ..................................       233,010        268,759        359,195        365,904        286,831        270,970
   Reinvested ............................        77,139         56,533        101,333         89,389         57,694         53,306
   Redeemed ..............................      (151,673)      (121,016)      (153,761)      (141,456)      (199,887)       (73,918)
                                            ------------   ------------   ------------   ------------   ------------   ------------
   Net increase in shares outstanding ....       158,476        204,276        306,767        313,837        144,638        250,358
   Shares outstanding, beginning of year .     1,727,277      1,523,001      1,752,457      1,438,620      1,899,959      1,649,601
                                            ------------   ------------   ------------   ------------   ------------   ------------
   Shares outstanding, end of year .......     1,885,753      1,727,277      2,059,224      1,752,457      2,044,597      1,899,959
                                            ============   ============   ============   ============   ============   ============

See accompanying notes to financial statements.

THE GOVERNMENT STREET EQUITY FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================
                                   Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
------------------------------------------------------------------------------------------------------------------
                                                                        Years Ended March 31,
                                                  ----------------------------------------------------------------
                                                    1999          1998          1997          1996          1995
------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........    $  43.79      $  32.59      $  29.41      $  23.87      $  22.69
                                                  --------      --------      --------      --------      --------
Income from investment operations:
   Net investment income .....................        0.27          0.32          0.37          0.40          0.38
   Net realized and unrealized
      gains on investments ...................        6.01         12.28          4.50          5.75          1.19
                                                  --------      --------      --------      --------      --------
Total from investment operations .............        6.28         12.60          4.87          6.15          1.57
                                                  --------      --------      --------      --------      --------
Less distributions:
   Dividends from net investment income ......       (0.27)        (0.32)        (0.36)        (0.40)        (0.39)
   Distributions from net realized gains .....       (1.70)        (1.08)        (1.33)        (0.21)           --
                                                  --------      --------      --------      --------      --------
Total distributions ..........................       (1.97)        (1.40)        (1.69)        (0.61)        (0.39)
                                                  --------      --------      --------      --------      --------
Net asset value at end of year ...............    $  48.10      $  43.79      $  32.59      $  29.41      $  23.87
                                                  ========      ========      ========      ========      ========

Total return .................................      14.81%        39.31%        16.94%        25.96%         7.02%
                                                  ========      ========      ========      ========      ========

Net assets at end of year (000's) ............    $ 90,707      $ 75,643      $ 49,629      $ 41,421      $ 31,473
                                                  ========      ========      ========      ========      ========

Ratio of net expenses to average net assets(a)       0.85%         0.86%         0.89%         0.94%         0.91%
Ratio of net investment income
   to average net assets .....................       0.61%         0.82%         1.17%         1.50%         1.71%
Portfolio turnover rate ......................         22%           18%           20%           31%           55%

(a) In an effort to reduce the total operating expenses of the Fund, a portion of the Fund's administrative and custodian fees for the year ended March 31, 1995 was paid through an arrangement with a third-party broker-dealer who was compensated through commission trades. Payment of the fees was based on a percentage of commissions earned. Absent expenses reimbursed through the directed brokerage arrangement, the ratio of expenses to average net assets would have been 1.00% for the year ended March 31, 1995.

See accompanying notes to financial statements.

THE GOVERNMENT STREET BOND FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================
                                   Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
------------------------------------------------------------------------------------------------------------------
                                                                        Years Ended March 31,
                                                  ----------------------------------------------------------------
                                                    1999          1998          1997          1996          1995
------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year .........    $  21.06      $  20.47      $  20.87      $  20.33      $  20.87
                                                  --------      --------      --------      --------      --------
Income from investment operations:
   Net investment income .....................        1.27          1.32          1.34          1.35          1.35
   Net realized and unrealized
      gains (losses) on investments ..........       (0.16)         0.60         (0.40)         0.54         (0.53)
                                                  --------      --------      --------      --------      --------
Total from investment operations .............        1.11          1.92          0.94          1.89          0.82
                                                  --------      --------      --------      --------      --------
Less distributions:
   Dividends from net investment income ......       (1.27)        (1.33)        (1.34)        (1.35)        (1.36)
                                                  --------      --------      --------      --------      --------

Net asset value at end of year ...............    $  20.90      $  21.06      $  20.47      $  20.87      $  20.33
                                                  ========      ========      ========      ========      ========

Total return .................................       5.38%         9.61%         4.60%         9.43%         4.12%
                                                  ========      ========      ========      ========      ========

Net assets at end of year (000's) ............    $ 43,041      $ 36,908      $ 29,442      $ 28,718      $ 27,780
                                                  ========      ========      ========      ========      ========

Ratio of net expenses to average net assets ..       0.73%         0.74%         0.75%         0.76%         0.85%

Ratio of net investment income
   to average net assets .....................       6.01%         6.35%         6.44%         6.38%         6.68%

Portfolio turnover rate ......................         17%           10%           20%           10%           11%

See accompanying notes to financial statements.

THE ALABAMA TAX FREE BOND FUND
FINANCIAL HIGHLIGHTS
==================================================================================================================
                                   Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year
------------------------------------------------------------------------------------------------------------------
                                                                       Years Ended March 31,
                                                  ----------------------------------------------------------------
                                                    1999          1998          1997          1996          1995
                                                  --------      --------      --------      --------      --------
Net asset value at beginning of year .........    $  10.49      $  10.18      $  10.23      $   9.96      $   9.96
                                                  --------      --------      --------      --------      --------
Income from investment operations:
   Net investment income .....................        0.44          0.44          0.43          0.42          0.45
   Net realized and unrealized
      gains (losses) on investments ..........        0.05          0.31         (0.05)         0.27            --
                                                  --------      --------      --------      --------      --------
Total from investment operations .............        0.49          0.75          0.38          0.69          0.45
                                                  --------      --------      --------      --------      --------
Less distributions:
   Dividends from net investment income ......       (0.44)        (0.44)        (0.43)        (0.42)        (0.45)
                                                  --------      --------      --------      --------      --------

Net asset value at end of year ...............    $  10.54      $  10.49      $  10.18      $  10.23      $   9.96
                                                  ========      ========      ========      ========      ========

Total return .................................       4.73%         7.44%         3.82%         7.02%         4.66%
                                                  ========      ========      ========      ========      ========

Net assets at end of year (000's) ............    $ 21,560      $ 19,938      $ 16,801      $ 15,480      $ 12,816
                                                  ========      ========      ========      ========      ========

Ratio of net expenses to average net assets(a)       0.65%         0.65%         0.66%         0.75%         0.75%

Ratio of net investment income
   to average net assets .....................       4.16%         4.19%         4.24%         4.11%         4.56%

Portfolio turnover rate ......................          7%            2%            6%            4%           36%

(a) Absent investment advisory fees waived and/or expenses reimbursed by the Adviser, the ratios of expenses to average net assets would have been 0.76%, 0.75%, 0.78%, 0.86% and 1.05% for the years ended March 31, 1999,
     1998, 1997, 1996 and 1995, respectively (Note 3).

See accompanying notes to financial statements.

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999
================================================================================
    SHARES      COMMON STOCKS -- 95.7%                                  VALUE
--------------------------------------------------------------------------------
                ADVERTISING -- 0.5%
     6,000        Omnicom Group, Inc. .........................     $   479,625
                                                                    -----------
                AEROSPACE -- 0.7%
    17,000        Boeing Company ..............................         580,125
                                                                    -----------
                CHEMICALS AND DRUGS -- 15.4%
    40,000        Becton Dickinson & Company ..................       1,532,500
    15,000        Biomet, Inc.(a) .............................         629,063
    30,000        Cardinal Health, Inc. .......................       1,980,000
    18,000        duPont (E.I.) de Nemours & Company ..........       1,045,125
    16,000        Eli Lilly & Company .........................       1,358,000
     8,000        Goodrich (B.F.) Company .....................         274,500
    15,000        Johnson & Johnson ...........................       1,405,312
    19,400        Merck & Company, Inc. .......................       1,555,638
    10,500        Monsanto Company ............................         482,344
     5,500        Pfizer, Inc. ................................         763,125
    40,000        Schering-Plough Corporation .................       2,212,500
    15,000        Sigma-Aldrich Corporation ...................         438,750
     2,700        Waters Corporation ..........................         283,669
                                                                    -----------
                                                                     13,960,526
                                                                    -----------
                CONSTRUCTION -- 4.2%
    25,500        Blount, Inc. - Class A ......................         736,312
    20,000        Caterpiller, Inc. ...........................         918,750
    25,390        Clayton Homes, Inc. .........................         280,877
     3,000        Florida Rock Industries, Inc. ...............         102,375
     8,500        Kaufman & Broad Home Corporation ............         191,781
    10,000        Lowe's Companies, Inc. ......................         605,000
     7,000        Masco Corporation ...........................         197,750
    25,600        Valspar Corporation .........................         808,000
                                                                    -----------
                                                                      3,840,845
                                                                    -----------
                CONSUMER PRODUCTS -- 7.6%
    20,000        Archer-Daniels-Midland Company ..............         293,750
    25,000        Belo (A.H.) Corporation - Class A ...........         456,250
     4,000        Clorox Company ..............................         468,750
    12,000        General Motors Corporation ..................       1,042,500
    15,000        Gillette Company ............................         891,563
     5,000        Hewlett-Packard Company .....................         339,062
     3,000        Macromedia, Inc.(a) .........................         135,938
     3,000        Maytag Corporation ..........................         181,125
    12,000        Microsoft Corporation(a) ....................       1,075,500
     9,000        Newell Company ..............................         427,500
     5,000        OshKosh B'Gosh, Inc. - Class A ..............          88,438
    15,000        Procter & Gamble Company ....................       1,469,062
                                                                    -----------
                                                                      6,869,438
                                                                    -----------
                DURABLE GOODS -- 12.9%
    12,000        Advanced Micro Devices, Inc.(a) .............         186,000
    47,000        Cisco Systems, Inc.(a) ......................       5,149,437
     6,000        Costco Companies(a) .........................         549,375
    23,000        General Electric Company ....................       2,544,375
     6,000        Ingersoll-Rand Company ......................         297,750
     9,500        Intel Corporation ...........................       1,131,687
     3,000        International Business Machines Corporation .         531,750
    11,500        Raytheon Company - Class B ..................         674,188
     7,500        Shared Medical Systems, Inc. ................         417,656
     5,118        SPX Corporation .............................         258,139
                                                                    -----------
                                                                     11,740,357
                                                                    -----------

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES      COMMON STOCKS -- 95.7% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
                ELECTRONICS -- 2.9%
    15,177        AMP, Inc. ...................................     $   814,815
    16,000        Koninklijke (Royal) Philips Electronics N.V .       1,319,000
     7,000        Motorola, Inc. ..............................         512,750
                                                                    -----------
                                                                      2,646,565
                                                                    -----------
                FINANCIAL -- 15.2%
     9,000        Aetna, Inc. .................................         747,000
    30,000        AFLAC, Inc. .................................       1,633,125
    10,000        American Express Company ....................       1,175,000
     4,000        Charles Schwab Corporation (The) ............         384,500
    12,000        Citigroup, Inc. .............................         766,500
    28,000        Firstar Corporation .........................       2,506,000
    20,000        Fleet Financial Group, Inc. .................         752,500
    23,000        Freddie Mac .................................       1,313,875
     7,500        Marsh & McLennan Companies, Inc. ............         556,406
    16,000        MBNA Corporation ............................         382,000
    25,000        Mellon Bank Corporation .....................       1,759,375
    21,000        Synovus Financial Corporation ...............         429,187
    15,000        Torchmark Corporation .......................         474,375
    11,000        Transamerica Corporation ....................         781,000
       853        Waddell & Reed Financial, Inc. - Class A ....          17,486
     3,673        Waddell & Reed Financial, Inc. - Class B ....          73,001
                                                                    -----------
                                                                     13,751,330
                                                                    -----------
                FOOD/BEVERAGES -- 2.7%
     7,500        Anheuser-Busch Companies, Inc. ..............         571,406
    12,000        Campbell Soup Company .......................         488,250
    40,000        Coca-Cola Enterprises .......................       1,210,000
     7,000        Pilgrim's Pride Corporation - Class B .......         115,063
     3,000        SYSCO Corporation ...........................          78,937
                                                                    -----------
                                                                      2,463,656
                                                                    -----------
                HOTELS -- 0.2%
     6,000        Marriott International, Inc. - Class A ......         201,750
                                                                    -----------
                MANUFACTURING -- 1.6%
     6,000        Johnson Controls, Inc. ......................         374,250
    10,000        Leggett & Platt, Inc. .......................         200,000
    19,000        Pall Corporation ............................         314,688
     8,000        Tyco International Ltd. .....................         574,000
                                                                    -----------
                                                                      1,462,938
                                                                    -----------
                METAL AND MINING -- 1.1%
    14,000        Alcoa, Inc. .................................         576,625
    10,000        Newmont Mining Corporation ..................         175,000
     5,000        Phelps Dodge Corporation ....................         246,250
                                                                    -----------
                                                                        997,875
                                                                    -----------
                MULTIMEDIA -- 0.5%
     7,000        Meredith Corporation ........................         220,063
     3,000        Viacom, Inc. - Class A(a) ...................         249,938
                                                                    -----------
                                                                        470,001
                                                                    -----------
                OIL/ENERGY -- 5.2%
    16,541        BP Amoco Plc ................................       1,669,607
     5,000        Burlington Resources, Inc. ..................         199,687
    13,000        Chevron Corporation .........................       1,149,687
    14,650        Exxon Corporation ...........................       1,033,741
    11,500        Halliburton Company .........................         442,750
    10,000        Helmerich & Payne, Inc. .....................         226,875
                                                                    -----------
                                                                      4,722,347
                                                                    -----------

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES      COMMON STOCKS -- 95.7% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
                PAPER AND FOREST PRODUCTS -- 1.2%
     5,000        Georgia Pacific Corporation, Timber Group ...     $   112,188
     7,000        International Paper Company .................         295,313
     5,000        Mead Corporation ............................         153,750
     3,000        Union Camp Corporation ......................         201,375
     8,000        Willamette Industries, Inc. .................         302,000
                                                                    -----------
                                                                      1,064,626
                                                                    -----------
                RACETRACKS -- 0.4%
     9,000        Speedway Motorsports, Inc.(a) ...............         371,250
                                                                    -----------
                RETAIL -- 8.3%
    17,000        American Stores Company .....................         561,000
     7,000        AutoZone, Inc.(a) ...........................         212,625
    20,000        CBRL Group, Inc. ............................         360,000
     9,000        Circuit City Stores - Circuit City Group ....         689,625
    33,000        Home Depot, Inc. ............................         429,187
    10,000        Nike, Inc. - Class B ........................         576,875
     8,000        Sears, Roebuck & Company ....................         361,500
    15,000        Wal-Mart Stores, Inc. .......................       1,382,813
    40,000        Walgreen Company ............................       1,130,000
     6,000        Williams-Sonoma, Inc.(a) ....................         169,500
                                                                    -----------
                                                                      7,498,188
                                                                    -----------
                SERVICES - COMPUTER -- 3.7%
    22,200        Automatic Data Processing, Inc. .............         918,525
    16,000        Ceridian Corporation ........................         585,000
    24,000        Computer Sciences Corporation(a) ............       1,324,500
     8,500        Electronic Data Systems Corporation .........         413,844
     6,000        Wallace Computer Services, Inc. .............         118,875
                                                                    -----------
                                                                      3,360,744
                                                                    -----------
                SERVICES - CONSUMER -- 0.4%
     6,000        HEALTHSOUTH Corporation(a) ..................          62,250
     7,000        Waste Management, Inc. ......................         310,625
                                                                    -----------
                                                                        372,875
                                                                    -----------
                TELECOMMUNICATION EQUIPMENT -- 2.8%
     2,000        Lucent Technologies, Inc. ...................         215,500
    12,000        Northern Telecom Limited ....................         745,500
    18,000        Scientific-Atlanta, Inc. ....................         490,500
    11,500        Tellabs, Inc. ...............................       1,124,125
                                                                    -----------
                                                                      2,575,625
                                                                    -----------
                TRANSPORTATION -- 1.6%
    15,500        FDX Corporation(a) ..........................       1,438,594
                                                                    -----------
                UTILITIES -- 6.6%
    25,000        Ameritech Corporation .......................       1,446,875
     3,000        AT&T Corporation ............................         239,438
    23,000        BellSouth Corporation .......................         921,437
    15,490        Duke Energy Corporation .....................         846,141
     4,000        MCI WorldCom, Inc.(a) .......................         354,250
    26,000        SBC Communications, Inc. ....................       1,225,250
    17,000        US WEST, Inc. ...............................         936,062
                                                                    -----------
                                                                      5,969,453
                                                                    -----------

                TOTAL COMMON STOCKS (COST $45,491,392) ........     $86,838,733
                                                                    -----------

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
   Face
  Amount        REPURCHASE AGREEMENTS(b) -- 4.2%                        Value
--------------------------------------------------------------------------------
                  Firstar Bank,
$3,833,000          3.75%, dated 03/31/1999, due 04/01/1999,
                    repurchase proceeds $3,833,399
                    (Cost $3,833,000) .........................     $ 3,833,000
                                                                    -----------

                TOTAL INVESTMENTS AND REPURCHASE
                  AGREEMENTS AT VALUE -- 99.9% ................     $90,671,733

                OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.1% .          35,717
                                                                    -----------

                NET ASSETS -- 100.0% ..........................     $90,707,450
                                                                    ===========

(a)  Non-income producing security.

(b) Joint repurchase agreement is fully collateralized by $28,093,000 U.S. Treasury Note, 5.625%, due 02/28/2001. The aggregate market value of the collateral at March 31, 1999 was $28,533,385. The Fund's pro-rata interest in the collateral at March 31, 1999 was $3,970,682.

See accompanying notes to financial statements.

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999
================================================================================
 PAR VALUE      U.S. TREASURY AND AGENCY OBLIGATIONS -- 41.3%           VALUE
--------------------------------------------------------------------------------
                U.S. TREASURY NOTES -- 8.5%
$  225,000        7.00%, due 04/15/1999 .......................     $   225,211
   150,000        6.375%, due 07/15/1999 ......................         150,750
   100,000        8.00%, due 08/15/1999 .......................         101,187
   250,000        7.50%, due 10/31/1999 .......................         253,828
    50,000        7.875%, due 11/15/1999 ......................          50,937
   100,000        8.50%, due 02/15/2000 .......................         103,063
    20,000        8.75%, due 08/15/2000 .......................          20,981
    50,000        8.50%, due 11/15/2000 .......................          52,672
   140,000        8.00%, due 05/15/2001 .......................         148,225
   125,000        7.875%, due 08/15/2001 ......................         132,695
   850,000        5.75%, due 04/30/2003 .......................         866,204
   750,000        5.875%, due 11/15/2005 ......................         770,860
   750,000        5.50%, due 02/15/2008 .......................         757,735
                                                                    -----------
                                                                      3,634,348
                                                                    -----------
                FEDERAL FARM CREDIT BANK BONDS -- 1.9%
   500,000        6.00%, due 01/07/2008 .......................         503,585
   325,000        6.06%, due 05/28/2013 .......................         324,441
                                                                    -----------
                                                                        828,026
                                                                    -----------
                FEDERAL HOME LOAN BANK BONDS -- 7.5%
   500,000        7.57%, due 08/19/2004 .......................         544,676
   500,000        6.045%, due 12/10/2004 ......................         510,163
   750,000        5.925%, due 04/09/2008 ......................         752,374
   500,000        5.42%, due 09/23/2008 .......................         483,462
   500,000        5.52%, due 09/23/2008 .......................         487,082
   500,000        5.038%, due 10/14/2008 ......................         469,487
                                                                    -----------
                                                                      3,247,244
                                                                    -----------
                FEDERAL HOME LOAN MORTGAGE CORPORATION BONDS -- 7.1%
   500,000        6.345%, due 11/01/2005 ......................         517,749
   300,000        7.52%, due 04/21/2006 .......................         300,420
   500,000        7.55%, due 04/26/2006 .......................         500,885
   895,000        7.44%, due 09/20/2006 .......................         930,106
   800,000        7.04%, due 01/09/2007 .......................         822,390
                                                                    -----------
                                                                      3,071,550
                                                                    -----------
                FEDERAL NATIONAL MORTGAGE ASSOCIATION BONDS -- 15.2%
   100,000        8.45%, due 07/12/1999 .......................         100,980
   500,000        6.83%, due 04/02/2003 .......................         500,000
   500,000        6.63%, due 06/20/2005 .......................         520,881
   500,000        7.90%, due 06/28/2006 .......................         499,744
   650,000        7.65%, due 10/06/2006 .......................         659,322
   500,000        7.36%, due 02/07/2007 .......................         504,553
   400,000        7.70%, due 04/10/2007 .......................         407,815
   500,000        6.62%, due 06/25/2007 .......................         524,779
   500,000        7.16%, due 06/26/2007 .......................         505,774
   500,000        7.00%, due 07/17/2007 .......................         506,043
   750,000        6.08%, due 12/15/2010 .......................         758,662
   400,000        6.80%, due 08/27/2012 .......................         416,869
   600,000        6.875%, due 09/24/2012 ......................         623,644
                                                                    -----------
                                                                      6,529,066
                                                                    -----------
                PRIVATE EXPORT FUNDING BONDS-- 1.1%
   470,000        7.90%, due 03/31/2000 .......................         482,162
                                                                    -----------

                TOTAL U.S. TREASURY AND AGENCY OBLIGATIONS
                  (COST $17,875,130) ..........................     $17,792,396
                                                                    -----------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE      MORTGAGE-BACKED SECURITIES -- 11.7%                     VALUE
--------------------------------------------------------------------------------
                GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 11.7%
$   17,332        Pool #15032, 7.50%, due 02/15/2007 ..........     $    17,839
   432,045        Pool #438434, 6.50%, due 01/01/2013 .........         437,919
    14,205        Pool #176413, 7.50%, due 09/15/2016 .........          14,620
    18,723        Pool #170784, 8.00%, due 12/15/2016 .........          19,497
    13,842        Pool #181540, 8.00%, due 02/15/2017 .........          14,414
   496,979        Pool #493659, 6.50%, due 12/15/2018 .........         494,669
   482,719        Pool #476695, 6.50%, due 10/15/2023 .........         480,476
   442,073        Pool #366710, 6.50%, due 02/01/2024 .........         440,019
   545,800        Pool #453826, 7.25%, due 09/01/2027 .........         557,551
   868,998        Pool #412360, 7.00%, due 11/15/2027 .........         882,271
   687,931        Pool #454162, 7.00%, due 05/15/2028 .........         698,439
   499,974        Pool #158794, 7.00%, due 09/15/2028 .........         507,610
   496,851        Pool #48760, 6.50%, due 12/15/2028 ..........         494,542
                                                                    -----------

                TOTAL MORTGAGE-BACKED SECURITIES (COST $5,080,623)  $ 5,059,866
                                                                    -----------
================================================================================
 PAR VALUE      CORPORATE BONDS -- 44.0%                                VALUE
--------------------------------------------------------------------------------
                FINANCE -- 23.0%
                  American Express Company,
$  350,000          8.50%, due 08/15/2001 .....................     $   370,985
                                                                    -----------
                  AmSouth Bancorp,
   425,000          9.375%, due 05/01/1999 ....................         426,163
   550,000          7.75%, due 05/15/2004 .....................         583,520
                                                                    -----------
                                                                      1,009,683
                                                                    -----------
                  Associate Corporation,
   500,000          6.25%, due 11/01/2008 .....................         498,307
                                                                    -----------
                  Banc One Corporation,
   600,000          7.00%, due 07/15/2005 .....................         625,998
                                                                    -----------
                  BankAmerica Corporation,
   496,000          8.375%, due 03/15/2002 ....................         528,900
                                                                    -----------
                  Bear Stearns Company,
   170,000          9.375%, due 06/01/2001 ....................         181,542
                                                                    -----------
                  General Electric Capital Corporation,
   100,000          7.24%, due 01/15/2002 .....................         104,331
   150,000          7.50%, due 03/15/2002 .....................         157,796
                                                                    -----------
                                                                        262,127
                                                                    -----------
                  Merrill Lynch & Company, Inc.,
   745,000          7.375%, due 08/17/2002 ....................         777,864
                                                                    -----------
                  J.P. Morgan & Company,
   500,000          7.25%, due 01/15/2002 .....................         515,948
   500,000          6.00%, due 01/15/2009 .....................         482,297
                                                                    -----------
                                                                        998,245
                                                                    -----------
                  NationsBank,
   550,000          7.625%, due 04/15/2005 ....................         591,488
                                                                    -----------
                  Regions Financial Corporation,
   350,000          7.80%, due 12/01/2002 .....................         368,578
                                                                    -----------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
 PAR VALUE      CORPORATE BONDS -- 44.0% (CONTINUED)                    VALUE
--------------------------------------------------------------------------------
                  Salomon, Inc.,
$  400,000          7.25%, due 01/15/2000 .....................     $   405,222
   480,000          7.50%, due 02/01/2003 .....................         502,899
                                                                    -----------
                                                                        908,121
                                                                    -----------
                  Sears Roebuck Acceptance Corporation,
   700,000          6.00%, due 03/20/2003 .....................         700,406
                                                                    -----------
                  SouthTrust Bank of Alabama, N.A.,
   665,000          7.00%, due 11/15/2008 .....................         683,779
                                                                    -----------
                  Transamerica Financial Corporation,
   785,000          7.50%, due 03/15/2004 .....................         827,521
                                                                    -----------
                  Wachovia Corporation,
   535,000          7.00%, due 12/15/1999 .....................         540,881
                                                                    -----------

                TOTAL FINANCE CORPORATE BONDS .................       9,874,425
                                                                    -----------
                INDUSTRIAL -- 16.1%
                  BP America, Inc.,
   265,000          8.50%, due 04/15/2001 .....................         280,286
                                                                    -----------
                  Coca-Cola Company,
   500,000          6.625%, due 08/01/2004 ....................         512,830
                                                                    -----------
                  duPont (E.I.) de Nemours & Company,
   150,000          9.15%, due 04/15/2000 .....................         155,641
   300,000          6.75%, due 10/15/2002 .....................         310,434
                                                                    -----------
                                                                        466,075
                                                                    -----------
                  Hanson Overseas,
 1,100,000          7.375%, due 01/15/2003 ....................       1,150,009
                                                                    -----------
                  International Business Machines Corporation,
 1,000,000          7.25%, due 11/01/2002 .....................       1,046,058
                                                                    -----------
                  Kimberly-Clark Corporation,
   240,000          8.625%, due 05/01/2001 ....................         255,879
                                                                    -----------
                  Limited, Inc.,
   150,000          8.875%, due 08/15/1999 ....................         151,751
                                                                    -----------
                  Mobil Corporation,
   100,000          8.375%, due 02/12/2001 ....................         104,779
                                                                    -----------
                  Philip Morris Companies, Inc.,
   175,000          7.75%, due 05/01/1999 .....................         175,284
   700,000          7.125%, due 10/01/2004 ....................         727,870
                                                                    -----------
                                                                        903,154
                                                                    -----------
                  Procter & Gamble Company,
   150,000          8.70%, due 08/01/2001 .....................         161,011
                                                                    -----------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
 Par Value      CORPORATE BONDS -- 44.0% (Continued)                    Value
--------------------------------------------------------------------------------
                  Raytheon Company,
$  800,000          6.50%, due 07/15/2005 .....................     $   815,058
                                                                    -----------
                  Wal-Mart Stores, Inc.,
   170,000          9.10%, due 07/15/2000 .....................         177,733
   100,000          8.625%, due 04/01/2001 ....................         105,890
   745,000          7.50%, due 05/15/2004 .....................         806,212
                                                                    -----------
                                                                      1,089,835
                                                                    -----------

                TOTAL INDUSTRIAL CORPORATE BONDS ..............       6,936,725
                                                                    -----------
                UTILITY -- 4.9%
                  AT&T Corporation,
   250,000          6.00%, due 03/15/2009 .....................         248,439
                                                                    -----------
                  Consolidated Edison,
   785,000          7.60%, due 01/15/2000 .....................         798,281
                                                                    -----------
                  Emerson Electric Company,
   552,000          6.30%, due 11/01/2005 .....................         560,893
                                                                    -----------
                  Scana Corporation,
   500,000          6.05%, due 01/13/2003 .....................         499,035
                                                                    -----------

                TOTAL UTILITY CORPORATE BONDS .................       2,106,648
                                                                    -----------

                TOTAL CORPORATE BONDS (COST $18,678,558) ......     $18,917,798
                                                                    -----------

                TOTAL INVESTMENTS AT VALUE
                  (COST $41,634,311) -- 97.0% .................     $41,770,060
                                                                    -----------
================================================================================
    Face
   Amount       REPURCHASE AGREEMENTS(a) -- 2.1%                        Value
--------------------------------------------------------------------------------
                  Firstar Bank,
$  888,000          3.75%, dated 03/31/1999, due 04/01/1999,
                    repurchase proceeds $888,093 (Cost $888,000)    $   888,000
                                                                    -----------

                TOTAL INVESTMENTS AND REPURCHASE
                  AGREEMENTS AT VALUE -- 99.1% ................     $42,658,060

                OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.9% .         382,466
                                                                    -----------

                NET ASSETS -- 100.0% ..........................     $43,040,526
                                                                    ===========

(a) Joint repurchase agreement is fully collateralized by $28,093,000 U.S. Treasury Note, 5.625%, due 02/28/2001. The aggregate market value of the collateral at March 31, 1999 was $28,533,385. The Fund's pro-rata interest in the collateral at March 31, 1999 was $919,897.

See accompanying notes to financial statements.

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999
================================================================================
                ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE      OBLIGATION (GO) BONDS -- 95.4%                          VALUE
--------------------------------------------------------------------------------
                Alabama Mental Health Finance Auth. Special Tax,
$  300,000          5.00%, due 05/01/2006 .....................     $   315,501
                                                                    -----------
                Alabama Special Care Facilities Financing Auth. Rev.,
   250,000          5.375%, due 11/01/2012 ....................         257,522
                                                                    -----------
                Alabama State, GO,
   100,000          5.70%, due 12/01/2002 .....................         105,936
                                                                    -----------
                Alabama State Industrial Access Road & Bridge Corp., GO,
   100,000          5.25%, due 06/01/2003 .....................         104,866
                                                                    -----------
                Alabama State Mun. Elec. Auth. Power Supply Rev.,
   150,000          5.625%, due 09/01/2000 ....................         154,490
   340,000          5.75%, due 09/01/2001 .....................         355,616
   400,000          6.50%, due 09/01/2005, prerefunded
                      09/01/2001 at 101 .......................         430,592
                                                                    -----------
                                                                        940,698
                                                                    -----------
                Alabama State Public School & College Auth. Rev.,
   100,000          4.40%, due 12/01/2000 .....................         101,748
   250,000          5.25%, due 11/01/2005 .....................         267,325
   205,000          5.00%, due 12/01/2005 .....................         216,267
   200,000          5.125%, due 11/01/2010 ....................         210,442
   300,000          5.00%, due 11/01/2012 .....................         308,178
                                                                    -----------
                                                                      1,103,960
                                                                    -----------
                Alabama Water Pollution Control Rev.,
    25,000          7.00%, due 08/15/2001, prerefunded
                      08/15/1999 at 100 .......................          25,360
   190,000          6.25%, due 08/15/2004 .....................         211,054
                                                                    -----------
                                                                        236,414
                                                                    -----------
                Anniston, AL, GO,
   250,000          5.50%, due 01/01/2004 .....................         267,287
                                                                    -----------
                Anniston, AL, Regional Medical Center Board Hospital Rev.,
    25,000          7.375%, due 07/01/2006, ETM ...............          27,775
                                                                    -----------
                Auburn University, Alabama, Rev.,
    25,000          6.10%, due 06/01/1999 .....................          25,123
   150,000          5.20%, due 06/01/2004 .....................         158,821
   325,000          5.25%, due 04/01/2005 .....................         344,806
                                                                    -----------
                                                                        528,750
                                                                    -----------
                Baldwin Co., AL, GO,
   200,000          5.85%, due 08/01/2003 .....................         216,228
   400,000          5.00%, due 02/01/2007 .....................         419,788
   200,000          4.55%, due 02/01/2009 .....................         197,338
                                                                    -----------
                                                                        833,354
                                                                    -----------
                Baldwin Co., AL, Board of Education Rev.,
   300,000          5.90%, due 12/01/2001 .....................         304,095
                                                                    -----------
                Birmingham, AL, GO,
   100,000          5.80%, due 04/01/2002 .....................         105,737
   200,000          5.90%, due 04/01/2003 .....................         214,974
                                                                    -----------
                                                                        320,711
                                                                    -----------

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE      OBLIGATION (GO) BONDS -- 95.4% (CONTINUED)              VALUE
--------------------------------------------------------------------------------
                Birmingham, AL, Industrial Water Board Rev.,
$  100,000          5.00%, due 03/01/2001 .....................     $   102,592
   100,000          6.00%, due 07/01/2007 .....................         112,508
                                                                    -----------
                                                                        215,100
                                                                    -----------
                Birmingham, AL, Medical Clinic Board Rev.,
    60,000          7.30%, due 07/01/2005, ETM ................          66,823
                                                                    -----------
                Birmingham, AL, Special Facilities Rev.,
   100,000          4.45%, due 06/01/1999 .....................         100,222
                                                                    -----------

                Birmingham, AL, Waterworks & Sewer Board Rev.,
    50,000          5.90%, due 01/01/2003 .....................          53,698
   400,000          6.15%, due 01/01/2006 .....................         432,168
                                                                    -----------
                                                                        485,866
                                                                    -----------
                Birmingham-Southern College, AL,
                  Private Education Bldg. Auth. Rev.,
   500,000          5.10%, due 12/01/2012 .....................         508,210
                                                                    -----------
                DCH Health Care Auth. of Alabama Rev.,
    55,000          5.00%, due 06/01/2004 .....................          57,358
                                                                    -----------
                Decatur, AL, GO,
   300,000          5.00%, due 06/01/2009 .....................         313,440
                                                                    -----------
                Fairhope, AL, Utility Rev.,
   200,000          5.10%, due 12/01/2008 .....................         207,044
                                                                    -----------
                Florence, AL, School Warrants,
   200,000          4.65%, due 12/01/2012 .....................         197,678
                                                                    -----------
                Greenville, AL, GO,
   300,000          5.10%, due 12/01/2009 .....................         315,360
                                                                    -----------
                Hoover, AL, Board of Education, GO,
   400,000          6.00%, due 02/15/2006 .....................         439,240
                                                                    -----------
                Hoover, AL, Board of Education Special Tax,
   200,000          6.625%, due 02/01/2010, prerefunded
                      02/01/2001 at 102 .......................         214,550
                                                                    -----------
                Houston Co., AL, GO,
   250,000          5.00%, due 07/01/2002 .....................         259,542
                                                                    -----------
                Huntsville, AL, GO,
   115,000          5.15%, due 08/01/2000 .....................         117,661
   100,000          5.20%, due 11/01/2000 .....................         102,785
   500,000          5.50%, due 11/01/2002 .....................         528,895
   100,000          5.90%, due 11/01/2005 .....................         108,893
   300,000          5.40%, due 02/01/2010 .....................         314,670
   200,000          5.25%, due 11/01/2011 .....................         210,792
                                                                    -----------
                                                                      1,383,696
                                                                    -----------
                Huntsville, AL, Electric Systems Rev.,
   150,000          6.10%, due 12/01/2000 .....................         156,517
   150,000          5.00%, due 12/01/2003 .....................         157,232
   250,000          4.80%, due 12/01/2012 .....................         250,522
                                                                    -----------
                                                                        564,271
                                                                    -----------

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE      OBLIGATION (GO) BONDS -- 95.4% (CONTINUED)              VALUE
--------------------------------------------------------------------------------
                Huntsville, AL, Water Systems Rev.,
$  150,000          5.15%, due 05/01/2004 .....................     $   157,922
   150,000          5.25%, due 05/01/2005 .....................         157,813
   200,000          4.70%, due 11/01/2013 .....................         197,912
                                                                    -----------
                                                                        513,647
                                                                    -----------
                Jefferson Co., AL, GO,
   150,000          5.55%, due 04/01/2002 .....................         157,290
   100,000          5.00%, due 04/01/2004 .....................         104,399
                                                                    -----------
                                                                        261,689
                                                                    -----------
                Jefferson Co., AL, Board of Education
                  Capital Outlay Warrants,
   300,000          5.70%, due 02/15/2011 .....................         331,029
                                                                    -----------
                Jefferson Co., AL, Sewer Rev.,
   140,000          5.15%, due 09/01/2002 .....................         146,409
    50,000          5.50%, due 09/01/2003, ETM ................          53,418
   300,000          5.75%, due 09/01/2005 .....................         324,798
                                                                    -----------
                                                                        524,625
                                                                    -----------
                Lee Co., AL, GO,
   300,000          5.50%, due 02/01/2007 .....................         323,871
                                                                    -----------
                Madison, AL, Warrants,
   325,000          5.55%, due 04/01/2007 .....................         352,401
   200,000          4.40%, due 02/01/2011 .....................         194,838
   400,000          4.85%, due 02/01/2013 .....................         396,872
                                                                    -----------
                                                                        944,111
                                                                    -----------
                Madison Co., AL, Board of Education
                  Capital Outlay Tax Antic. Warrants,
   175,000          5.20%, due 09/01/2004 .....................         185,568
   250,000          5.10%, due 09/01/2011 .....................         259,818
                                                                    -----------
                                                                        445,386
                                                                    -----------
                Mobile, AL, GO,
   200,000          5.40%, due 08/15/2000 .....................         205,622
    25,000          6.25%, due 08/01/2001 .....................          26,490
    25,000          6.30%, due 08/01/2001 .....................          26,517
   275,000          6.20%, due 02/15/2007, ETM ................         308,784
                                                                    -----------
                                                                        567,413
                                                                    -----------
                Mobile, AL, Water & Sewer Commissioners Rev.,
    55,000          6.30%, due 01/01/2003 .....................          59,438
                                                                    -----------
                Mobile Co., AL, GO,
    50,000          6.10%, due 02/01/2002, prerefunded
                      02/01/2000 at 102 .......................          52,175
   160,000          6.70%, due 02/01/2011, prerefunded
                      02/01/2000 at 102 .......................         167,786
                                                                    -----------
                                                                        219,961
                                                                    -----------
                Mobile Co., AL, Board of Education
                  Capital Outlay Warrants,
   400,000          5.00%, due 03/01/2008 .....................         416,100
                                                                    -----------
                Mobile Co., AL, Gas Tax Antic. Warrants,
   100,000          4.50%, due 02/01/2003 .....................         101,517
                                                                    -----------
                Montgomery, AL, GO,
   200,000          4.25%, due 05/01/1999, ETM ................         200,190
   200,000          4.70%, due 05/01/2002 .....................         205,536
   500,000          5.10%, due 10/01/2008 .....................         527,735
                                                                    -----------
                                                                        933,461
                                                                    -----------

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                ALABAMA FIXED RATE REVENUE AND GENERAL
 PAR VALUE      OBLIGATION (GO) BONDS -- 95.4% (CONTINUED)              VALUE
--------------------------------------------------------------------------------
                Montgomery, AL, Waterworks & Sanitation Rev.,
$  200,000          5.85%, due 03/01/2003 .....................     $   213,882
   400,000          5.60%, due 09/01/2009 .....................         431,920
                                                                    -----------
                                                                        645,802
                                                                    -----------
                Montgomery Co., AL, GO,
   100,000          5.20%, due 11/01/2006 .....................         105,131
                                                                    -----------
                Mountain Brook, AL, Board of Education
                  Capital Outlay Warrants,
   405,000          4.80%, due 02/15/2011 .....................         411,079
                                                                    -----------
                Muscle Shoals, AL, GO,
   400,000          5.60%, due 08/01/2010 .....................         434,376
                                                                    -----------
                Opelika, AL, GO,
   100,000          4.60%, due 03/01/2003 .....................         102,883
   100,000          5.30%, due 07/01/2003 .....................         105,830
                                                                    -----------
                                                                        208,713
                                                                    -----------
                Scottsboro, AL, Waterworks Sewer & Gas Rev.,
   200,000          4.35%, due 08/01/2011 .....................         193,966
                                                                    -----------
                Shelby Co., AL, GO,
   205,000          5.20%, due 08/01/2000 .....................         210,072
    50,000          5.35%, due 08/01/2001 .....................          52,030
                                                                    -----------
                                                                        262,102
                                                                    -----------
                Shelby Co., AL, Hospital Board Rev.,
    35,000          6.60%, due 02/01/2001, ETM ................          36,817
    25,000          6.60%, due 02/01/2002, ETM ................          26,860
    40,000          6.60%, due 02/01/2003, ETM ................          43,808
                                                                    -----------
                                                                        107,485
                                                                    -----------
                Tuscaloosa, AL, Board of Education, GO,
   100,000          5.10%, due 02/01/2004 .....................         105,099
   300,000          4.625%, due 08/01/2008 ....................         305,115
                                                                    -----------
                                                                        410,214
                                                                    -----------
                Tuscaloosa, AL, Board of Education
                  Special Tax Warrants,
    75,000          5.70%, due 02/15/2005 .....................          79,657
   125,000          6.00%, due 02/15/2009 .....................         134,440
                                                                    -----------
                                                                        214,097
                                                                    -----------
                University of Alabama General Fee Series A Rev.,
   250,000          4.15%, due 10/01/1999 .....................         251,323
    50,000          5.00%, due 11/01/2000 .....................          51,263
   240,000          5.10%, due 10/01/2002 .....................         250,694
   400,000          5.25%, due 06/01/2010 .....................         421,076
   100,000          5.375%, due 06/01/2013 ....................         104,822
                                                                    -----------
                                                                      1,079,178
                                                                    -----------
                Vestavia Hills, AL, Board of Education
                  Capital Outlay Rev.,
    55,000          5.25%, due 02/01/2004 .....................          57,294
                                                                    -----------
                Vestavia Hills, AL, Warrants,
   125,000          4.90%, due 04/01/2005 .....................         130,339
                                                                    -----------

                TOTAL ALABAMA (COST $19,759,696) ..............     $20,577,293
                                                                    -----------

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
    SHARES      MONEY MARKETS -- 4.4%                                   VALUE
--------------------------------------------------------------------------------
   938,332      Firstar Tax-Free Money Market Fund (Cost $938,332)  $   938,332
                                                                    -----------

                TOTAL INVESTMENTS AT VALUE
                  (COST $20,698,028)-- 99.8% ..................     $21,515,625

                OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.2% .          44,347
                                                                    -----------

                NET ASSETS -- 100.0% ..........................     $21,559,972
                                                                    ===========

ETM - Escrowed to maturity.
See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1999
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The Government Street Equity Fund, The Government Street Bond Fund, and The Alabama Tax Free Bond Fund (the Funds) are each a no-load series of The Williamsburg Investment Trust (the Trust). The Trust, an open-end management investment company registered under the Investment Company Act of 1940, was organized as a Massachusetts business trust on July 18, 1988.

The Government Street Equity Fund's investment objective is capital appreciation through the compounding of dividends and capital gains, both realized and unrealized, on its investments in common stocks. Current income is of secondary importance.

The Government Street Bond Fund's investment objectives are to preserve capital, to provide current income and to protect the value of the portfolio against the effects of inflation by limiting investments to fixed income securities in the four highest quality ratings. Capital appreciation is of secondary importance.

The Alabama Tax Free Bond Fund's investment objectives are to provide current income exempt from both federal income taxes and the personal income taxes of Alabama and to preserve capital. Capital appreciation is of secondary importance.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service.

Repurchase agreements -- The Funds generally enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of The Government Street Equity Fund; declared and paid monthly to shareholders of The Government Street Bond Fund; and declared daily and paid monthly to shareholders of The Alabama Tax Free Bond Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax-- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments of each Fund as of March 31, 1999:

--------------------------------------------------------------------------------
                                   Government       Government        Alabama
                                     Street           Street          Tax Free
                                  Equity Fund       Bond Fund        Bond Fund
--------------------------------------------------------------------------------
Gross unrealized appreciation .  $ 42,337,895     $    653,317     $    861,851
Gross unrealized depreciation .      (990,554)        (517,568)         (44,254)
                                 ------------     ------------     ------------
Net unrealized appreciation ...  $ 41,347,341     $    135,749     $    817,597
                                 ============     ============     ============

Federal income tax cost .......  $ 45,491,392     $ 41,634,311     $ 20,698,028
                                 ============     ============     ============
--------------------------------------------------------------------------------

As of March 31, 1999, The Government Street Bond Fund and The Alabama Tax Free Bond Fund had capital loss carryforwards for federal income tax purposes of $540,121 and $199,283, respectively, which expire through the year 2007. In addition, The Government Street Bond Fund had net realized capital losses of $13,140 during the period from November 1, 1998 through March 31, 1999, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2000. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

2.   INVESTMENT TRANSACTIONS

During the year ended March 31, 1999, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $22,246,919 and $16,504,497, respectively, for The Government Street Equity Fund, $13,200,689 and $6,549,408, respectively, for The Government Street Bond Fund, and $2,840,186 and $1,250,000, respectively, for The Alabama Tax Free Bond Fund.

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by T. Leavell & Associates, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Government Street Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .60% of its average daily net assets up to $100 million and .50% of such assets in excess of $100 million. The Government Street Bond Fund pays the Adviser a fee at an annual rate of .50% of its average daily net assets up to $100 million and .40% of such net assets in excess of $100 million. The Alabama Tax Free Bond Fund pays the Adviser a fee at an annual rate of .35% of its average daily net assets up to $100 million and .25% of such net assets in excess of $100 million.

The Adviser currently intends to limit the total operating expenses of The Alabama Tax Free Bond Fund to .65% of its average daily net assets. Accordingly, the Adviser voluntarily waived $21,089 of its investment advisory fees for the Fund during the year ended March 31, 1999.

Certain trustees and officers of the Trust are also officers of the Adviser.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Countrywide Fund Services, Inc. (CFS), CFS provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, CFS receives a monthly fee from The Government Street Equity Fund at an annual rate of .20% of its average daily net assets up to $25 million; .175% of the next $25 million of such assets; and .15% of such net assets in excess of $50 million. From The Government Street Bond Fund, CFS receives a monthly fee of .075% of its average daily net assets up to $200 million and .05% of such assets in excess of $200 million. From The Alabama Tax Free Bond Fund, CFS receives a monthly fee of .15% of its average daily net assets up to $200 million and .10% of such assets in excess of $200 million. The fee for each Fund is subject to a $2,000 monthly minimum. In addition, each Fund pays CFS out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities.

Certain officers of the Trust are also officers of CFS.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
================================================================================

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

     We have audited the accompanying statements of assets and liabilities of The Government Street Equity Fund, The Government Street Bond Fund and The
Alabama Tax Free Bond Fund, (each a series of The Williamsburg Investment Trust), including the portfolios of investments, as of March 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Government Street Equity Fund, The Government Street Bond Fund and The Alabama Tax Free Bond Fund, as of March 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                        Tait, Weller & Baker

Philadelphia, Pennsylvania
April 30, 1999

                          The Government Street Funds
                         The Alabama Tax Free Bond Fund
                         ------------------------------
                              No Load Mutual Funds


INVESTMENT ADVISER
T. Leavell & Associates, Inc.
150 Government Street
Post Office Box 1307
Mobile, AL 36633

ADMINISTRATOR
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, OH 45201-5354
1-800-443-4249

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, MA 02109

BOARD OF TRUSTEES
Richard Mitchell, President
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette
Fred T. Tattersall
Erwin H. Will, Jr.
Samuel B. Witt, III

PORTFOLIO MANAGERS
Thomas W. Leavell,
   The Government Street Equity Fund
Mary Shannon Hope,
   The Government Street Bond Fund
Timothy S. Healey,
   The Alabama Tax Free Bond Fund

                                   DAVENPORT
                                  Equity Fund
                                  -----------

                                 ANNUAL REPORT
                                 March 31, 1999

LETTER TO SHAREHOLDERS                                               MAY 7, 1999
================================================================================

Dear Fellow Shareholder:

We welcome you as a shareholder of the Davenport Equity Fund and thank you for your support as we close our first full fiscal year. We are pleased to report that during the first calendar quarter of 1999 your Fund was up 5.0%. For the year ended March 31, 1999, the Fund increased 8.5% and, since inception, the Fund has returned 17.0% on an average annual basis. For comparison, the Standard & Poor's 500 Index and the Lipper Universe of General Equity Funds were up 5.0% and 0.9%, respectively, for the quarter and 18.5% and 3.6%, respectively, for the year ended March 31, 1999.

While large company indices such as the Standard & Poor's 500 have sailed through many milestones over the past couple of years, the average stock has had difficulty keeping pace. Smaller to mid-size corporations, especially those that are industrial or commodity based, have hardly budged. The negative 3.5% first quarter performance of the Value Line Index of 1700 companies is typical of the broader markets' performance of late.

The companies whose stocks have performed well generally share a common characteristic: the ability to raise prices. Investors are willing to pay substantial premiums to own dominant companies with proprietary products. Price or value is not a concern. Investors want growth. Unfortunately, growth and pricing power are scarce. Most companies are flush with inventory due to years of increasing capacity, technological advancements and slack overseas demand. To reduce inventory, companies have resorted to price-cutting.

The winner in this benign inflationary environment is the consumer. Consumers now enjoy price stability and an increase in discretionary income despite tepid wage growth. Consumers feel confident. Jobs are plentiful. Interest rates are low. The economy is chugging along comfortably. It is no wonder that consumers are spending. Compounding this spending trend is the baby boomer generation. Boomers' incomes are close to peak levels, while the bulk of their fixed expenses, such as mortgage and childcare payments, are behind them. Industries that offer products that appeal to this bulging segment of society are enjoying strong growth. For example:

     Car manufacturers that produce sports utility vehicles have experienced a long string of record sales. Ford continues to increase production of the very popular Explorer, Expedition and Navigator. These vehicles have had a major impact on Ford's bottom line as the company makes approximately $10,000 on each vehicle sold.

     Pharmaceutical companies and their stock prices have also performed well. As people age they require more medicines, not only for traditional ailments like arthritis, heart disease and cholesterol, but also for lifestyle improvement like baldness, weight problems and allergies. We believe Schering-Plough and Bristol-Myers Squibb are well positioned to take advantage of this increase in health care spending.

     The Internet and related technologies are also having a dramatic impact on our economy and lifestyle. Companies are investing heavily in technology to boost productivity and to gain a competitive advantage. Furthermore, good workers are scarce and companies are substituting technology for wages. Companies that sell proprietary technology that dominate its field enjoy monopoly size margins. Cisco Systems and EMC, we believe, are well entrenched in their areas of expertise.

     Circuit City and other electronics stores are also experiencing a pickup in sales as consumers are buying DVD players, satellite dishes and large screen televisions. Further excitement can be anticipated with the introduction of high definition television. The home entertainment center is becoming a necessity for some and status for others.

We continue to search for stocks that represent good value and offer the growth characteristics that make them attractive on a long-term basis. However, in this market, finding growth and value in the same stock is fairly elusive. We have tackled this challenge by investing in companies such as those mentioned above that we believe will lead their field for years to come. While we own a number of traditional growth companies, a majority of your portfolio is invested in more value-oriented companies.

We believe that many value companies offer tremendous long-term potential despite currently being out of favor. Enron and Schlumberger in the energy sector are typical of the value stocks we own. Both companies are leaders in their field and have the expertise and financial wherewithal to take advantage of depressed prices and to position themselves for future growth. We also find companies, like Tredegar Industries and Capital One Financial, that are focused on cutting costs, growing revenues and increasing shareholder value, attractive.

We look forward to facing the challenges in the market. After all, Davenport's own profit sharing plan is invested in the same fashion as the Davenport Equity Fund. In this way, we have aligned your interest with that of our 300 plus employees. You can be sure we will work hard to do our best for the Davenport Equity Fund for years to come.

                                                Sincerely,
                                                Davenport & Company LLC

For additional Fund inquiries please contact your investment executive or call Davenport Asset Management at (888) 285-1863 or (804) 697-2999 to discover how we can add value to your portfolio.

--------------------------------------------------------------------------------
        Comparison of the Change in Value of a $10,000 Investment in the Davenport Equity Fund and the Standard & Poor's 500 Index

                                                                3/99
                                                               ------
            Davenport Equity Fund                             $12,090
            Standard & Poor's 500 Index                       $13,771
--------------------------------------------------------------------------------

                         ------------------------------
                              Davenport Equity Fund
                           Average Annual Total Return

                         1 Year        Since Inception*
                          8.53%             17.01%
                         ------------------------------

             *Initial public offering of shares was January 15, 1998

           Past performance is not predictive of future performance.

THE DAVENPORT EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
March 31, 1999
================================================================================
ASSETS
   Investments in securities:
      At acquisition cost                                          $ 48,091,959
                                                                   ============
      At market value (Note 1)                                     $ 55,258,175
   Investments in repurchase agreements (Note 1)                      1,186,000
   Cash                                                                     642
   Dividends and interest receivable                                     73,790
   Receivable for capital shares sold                                    86,885
   Other assets                                                          18,101
                                                                   ------------
      TOTAL ASSETS                                                   56,623,593
                                                                   ------------
LIABILITIES
   Dividends payable                                                      3,784
   Payable for capital shares redeemed                                  189,404
   Accrued investment advisory fees (Note 3)                             37,295
   Accrued administration fees (Note 3)                                   8,550
   Other accrued expenses and liabilities                                26,660
                                                                   ------------
      TOTAL LIABILITIES                                                 265,693
                                                                   ------------

NET ASSETS                                                         $ 56,357,900
                                                                   ============
Net assets consist of:
Paid-in capital                                                    $ 50,456,935
Undistributed net investment income                                      22,572
Accumulated net realized losses from security transactions           (1,287,823)
Net unrealized appreciation on investments                            7,166,216
                                                                   ------------
Net assets                                                         $ 56,357,900
                                                                   ============
Shares of beneficial interest outstanding
   (unlimited number of shares authorized, no par value)              4,692,814
                                                                   ============
Net asset value, offering price and
   redemption price per share (Note 1)                             $      12.01
                                                                   ============

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
STATEMENT OF OPERATIONS
Year Ended March 31, 1999
================================================================================
INVESTMENT INCOME
   Dividends                                                        $   712,045
   Interest                                                              71,568
                                                                    -----------
      TOTAL INVESTMENT INCOME                                           783,613
                                                                    -----------
EXPENSES
   Investment advisory fees (Note 3)                                    329,707
   Administration fees (Note 3)                                          83,035
   Registration fees                                                     16,220
   Custodian fees                                                        10,943
   Printing of shareholder reports                                       10,880
   Postage and supplies                                                   9,827
   Professional fees                                                      8,845
   Trustees' fees and expenses                                            8,220
   Insurance expense                                                      1,556
   Pricing costs                                                          1,494
   Other expenses                                                        19,945
                                                                    -----------
      TOTAL EXPENSES                                                    500,672
                                                                    -----------

NET INVESTMENT INCOME                                                   282,941
                                                                    -----------
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized losses from security transactions                    (1,287,823)
   Net change in unrealized appreciation/
      depreciation on investments                                     5,647,305
                                                                    -----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                      4,359,482
                                                                    -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $ 4,642,423
                                                                    ===========

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
For the Periods Ended March 31, 1999 and 1998
=====================================================================================================
                                                                            Year           Period
                                                                           Ended            Ended
                                                                          March 31,        March 31,
                                                                            1999           1998 (a)
-----------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                $    282,941     $     24,604
   Net realized gains (losses) from security transactions                 (1,287,823)          22,572
   Net change in unrealized appreciation/depreciation on investments       5,647,305        1,518,911
                                                                        ------------     ------------
Net increase in net assets from operations                                 4,642,423        1,566,087
                                                                        ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                               (284,973)              --
   From net realized gains                                                   (22,572)              --
                                                                        ------------     ------------
Decrease in net assets from distributions to shareholders                   (307,545)              --
                                                                        ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                              33,435,301       23,577,618
   Net asset value of shares issued in reinvestment
      of distributions to shareholders                                       292,444               --
   Payments for shares redeemed                                           (6,398,898)        (449,530)
                                                                        ------------     ------------
Net increase in net assets from capital share transactions                27,328,847       23,128,088
                                                                        ------------     ------------

TOTAL INCREASE IN NET ASSETS                                              31,663,725       24,694,175

NET ASSETS
   Beginning of period                                                    24,694,175               --
                                                                        ------------     ------------
   End of period (including undistributed net investment
      income of $22,572 and  $24,604, respectively)                     $ 56,357,900     $ 24,694,175
                                                                        ============     ============
CAPITAL SHARE ACTIVITY
   Sold                                                                    3,018,408        2,259,111
   Reinvested                                                                 26,301               --
   Redeemed                                                                 (569,249)         (41,757)
                                                                        ------------     ------------
   Net increase in shares outstanding                                      2,475,460        2,217,354
   Shares outstanding at beginning of period                               2,217,354               --
                                                                        ------------     ------------
   Shares outstanding at end of period                                     4,692,814        2,217,354
                                                                        ============     ============

(a) Represents the period from the commencement of operations (January 15, 1998) through March 31, 1998.

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
FINANCIAL HIGHLIGHTS
================================================================================
                     SELECTED PER SHARE DATA AND RATIOS FOR
                   A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                                                        YEAR         PERIOD
                                                        ENDED        ENDED
                                                      MARCH 31,     MARCH 31,
                                                        1999        1998 (a)
--------------------------------------------------------------------------------
Net asset value at beginning of period                $  11.14      $  10.00
                                                      --------      --------
Income from investment operations:
   Net investment income                                  0.06          0.01
   Net realized and unrealized gains on investments       0.88          1.13
                                                      --------      --------
Total from investment operations                          0.94          1.14
                                                      --------      --------
Less distributions:
   Dividends from net investment income                  (0.06)           --
   Distributions from net realized gains                 (0.01)           --
                                                      --------      --------
Total distributions                                      (0.07)           --
                                                      --------      --------

Net asset value at end of period                      $  12.01      $  11.14
                                                      ========      ========

Total return                                             8.53%        11.40%
                                                      ========      ========

Net assets at end of period (000's)                   $ 56,358      $ 24,694
                                                      ========      ========

Ratio of net expenses to average net assets(b)           1.14%         1.15%(c)

Ratio of net investment income to average net assets     0.64%         0.76%(c)

Portfolio turnover rate                                    15%           17%(c)

(a) Represents the period from the commencement of operations (January 15, 1998) through March 31, 1998.

(b) Absent investment advisory fees waived and expenses reimbursed by the Adviser, the ratio of expenses to average net assets would have been 2.13%(c) for the period ended March 31, 1998.

(c)  Annualized.

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS
March 31, 1999
================================================================================
                                                                       MARKET
    SHARES      COMMON STOCKS -- 98.1%                                  VALUE
--------------------------------------------------------------------------------
                BASIC MATERIALS -- 3.2%
    18,568      Alcoa, Inc.                                         $   764,769
    19,766      Chesapeake Corporation                                  536,153
    13,837      Cleveland-Cliffs, Inc.                                  471,323
                                                                    -----------
                                                                      1,772,245
                                                                    -----------
                CHEMICALS AND DRUGS -- 8.8%
    19,766      Air Products & Chemicals, Inc.                          676,985
    14,629      duPont (E.I.) de Nemours & Company                      849,396
    19,766      Merck & Company, Inc.                                 1,584,986
    33,193      Schering-Plough Corporation                           1,835,988
                                                                    -----------
                                                                      4,947,355
                                                                    -----------
                COMPUTERS/COMPUTER TECHNOLOGY SERVICES-- 14.7%
    19,872      Allied Signal, Inc.                                     977,454
     8,300      Cisco Systems, Inc.(a)                                  909,369
     9,000      EMC Corporation                                       1,149,750
    15,812      Hewlett-Packard Company                               1,072,251
    10,690      Intel Corporation                                     1,273,446
    13,837      Lockheed Martin Corporation                             521,482
    21,379      Media General, Inc.                                     999,468
     9,000      Microsoft Corporation(a)                                806,625
     7,903      Motorola, Inc.                                          578,895
                                                                    -----------
                                                                      8,288,740
                                                                    -----------
                CONGLOMERATES -- 1.7%
       416      Berkshire Hathaway, Inc. - Class B(a)                   978,016
                                                                    -----------

                CONSUMER PRODUCTS -- 14.8%
    19,766      American Home Products Corporation                    1,289,732
    15,806      Amgen, Inc.(a)                                        1,183,474
    24,190      Bristol-Myers Squibb Company                          1,555,719
    15,812      Ford Motor Company                                      897,331
    16,035      Gillette Company                                        953,080
    14,629      Johnson & Johnson                                     1,370,554
    41,353      SYSCO Corporation                                     1,088,101
                                                                    -----------
                                                                      8,337,991
                                                                    -----------
                DURABLE GOODS -- 10.9%
    12,095      Deere & Company                                         467,169
     9,883      General Electric Company                              1,093,307
    14,629      Koninklijke Philips Electronics N.V.                  1,205,978
    19,766      Martin Marietta Materials, Inc.                       1,127,897
    20,751      Norfolk Southern Corporation                            547,308
    54,854      Tredegar Industries, Inc.                             1,697,046
                                                                    -----------
                                                                      6,138,705
                                                                    -----------
                ENTERTAINMENT -- 1.8%
    32,069      The Walt Disney Company                                 998,148
                                                                    -----------

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
                                                                       MARKET
    SHARES      COMMON STOCKS-- 98.1% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
                FINANCIAL SERVICES -- 17.6%
    13,342      American International Group, Inc.                  $ 1,609,379
     7,996      Associates First Capital Corporation                    359,820
    19,766      BB&T Corporation                                        715,282
     7,879      Capital One Financial Corporation                     1,189,729
    14,629      CCB Financial Corporation                               790,880
    25,319      Federal Realty Investments Trust                        536,446
     8,156      Markel Corporation(a)                                 1,470,119
    45,006      MGI Properties, Inc.                                  1,232,039
     6,337      The Pioneer Group, Inc.                                  93,867
    19,766      St. Paul Companies, Inc.                                613,981
    12,095      SunTrust Banks, Inc.                                    752,914
     6,919      Wachovia Corporation                                    561,736
                                                                    -----------
                                                                      9,926,192
                                                                    -----------
                FOOD/BEVERAGES -- 4.5%
    15,812      Anheuser-Busch Company, Inc.                          1,204,677
    11,857      Coca-Cola Company                                       727,723
    23,310      Sara Lee Corporation                                    576,923
                                                                    -----------
                                                                      2,509,323
                                                                    -----------
                OIL/ENERGY -- 9.3%
     7,879      Atlantic Richfield Company                              575,167
     9,883      Chevron Corporation                                     874,028
    14,822      Enron Corporation                                       952,314
    19,766      Halliburton Company                                     760,991
     9,883      Mobil Corporation                                       869,704
    11,857      Schlumberger Limited                                    713,643
    19,075      Tidewater, Inc.                                         493,566
                                                                    -----------
                                                                      5,239,413
                                                                    -----------
                RETAIL STORES -- 5.8%
    19,766      Circuit City Stores, Inc.                             1,514,570
    19,766      Saks, Inc.(a)                                           513,916
    44,270      Walgreen Company                                      1,250,628
                                                                    -----------
                                                                      3,279,114
                                                                    -----------
                UTILITIES -- 5.0%
    10,690      Cox Communications, Inc.(a)                             808,431
     9,500      MCI WorldCom, Inc.(a)                                   841,344
    25,319      SBC Communications, Inc.                              1,193,158
                                                                    -----------
                                                                      2,842,933
                                                                    -----------

                TOTAL COMMON STOCKS (COST $48,091,959)              $55,258,175
                                                                    -----------

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
================================================================================
    FACE                                                              MARKET
   AMOUNT       REPURCHASE AGREEMENTS(B)-- 2.1%                        VALUE
--------------------------------------------------------------------------------
$1,186,000      Firstar Bank, 3.75%, dated 03/31/99, due 04/01/99,
                  repurchase proceeds $1,186,124 (Cost $1,186,000)  $ 1,186,000
                                                                    -----------

                TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS
                  AT VALUE -- 100.2%                                $56,444,175

                LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.2%)         (86,275)
                                                                    -----------

                NET ASSETS -- 100.0%                                $56,357,900
                                                                    ===========


(a)  Non-income producing security.

(b) Joint repurchase agreement is fully collateralized by $28,093,000 U.S. Treasury Note, 5.625%, due 02/28/2001. The aggregate market value of the collateral at March 31, 1999 was $28,533,385. The Fund's pro-rata interest in the collateral at March 31, 1999 was $1,228,601.

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
March 31, 1999
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The Davenport Equity Fund (the Fund) is a no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on January 15, 1998.

The  Fund's  investment   objective  is  long-term  growth  of  capital  through
investment in a diversified portfolio of common stocks. Current income is incidental to this objective and may not be significant.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded.

Repurchase agreements -- The Fund generally enters into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are valued on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of investment securities of $48,091,959 as of March 31, 1999:

--------------------------------------------------------------------------------
Gross unrealized appreciation ............................       $  9,655,864
Gross unrealized depreciation ............................         (2,489,648)
                                                                 ------------
Net unrealized appreciation ..............................       $  7,166,216
                                                                 ============
--------------------------------------------------------------------------------

As of March 31,1999, the Fund had capital loss carryforwards for federal income tax purposes of $334,879, which expire through the year 2007. In addition, the Fund had net realized capital losses of $952,944 during the period from November 1, 1998 through March 31,1999, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2000. These capital loss carryforwards and "post-October" losses may be utilized in future years to offset net realized capital gains prior to distributing such gains to shareholders.

2.   INVESTMENT TRANSACTIONS

During the year ended March 31, 1999, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $34,403,126 and $6,218,581, respectively.

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Davenport & Company LLC (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% of its average daily net assets. Certain officers of the Fund are also officers of the Adviser.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Countrywide Fund Services, Inc. (CFS), CFS provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, CFS receives a monthly fee from the Fund at an annual rate of .20% on its average daily net assets up to $25 million; .175% on the next $25 million of such net assets; and .15% on such net assets in excess of $50 million, subject to a $2,000 minimum monthly fee. In addition, the Fund pays CFS out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund's portfolio securities. Certain officers of the Trust are also officers of CFS.

REPORT OF INDEPENDENT CERTIFIED
PUBLIC ACCOUNTANTS
================================================================================

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati Ohio

     We have audited the accompanying statement of assets and liabilities of The Davenport Equity Fund (a series of The Williamsburg Investment Trust), including the portfolio of investments, as of March 31, 1999, and the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for the year then ended and for the period January 15, 1998 (commencement of operations) to March 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Davenport Equity Fund as of March 31, 1999, the results of its operations for the year then ended and the changes in its net assets and financial highlights for the year then ended and for the period January 15, 1998 to March 31, 1998, in conformity with generally accepted accounting principles.

                                                  Tait, Weller & Baker

Philadelphia, Pennsylvania
April 30, 1999

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                                                                              13

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14

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                                                                              15

THE DAVENPORT EQUITY FUND

INVESTMENT ADVISER
Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, Virginia 23219-4037
1-800-281-3217

ADMINISTRATOR
Countrywide Fund Services, Inc.
312 Walnut Street
P.O. Box 5354
Cincinnati, Ohio 45201-5354

CUSTODIAN
Firstar Bank
425 Walnut Street
Cincinnati, Ohio 45202

INDEPENDENT AUDITORS
Tait, Weller & Baker
Eight Penn Center Plaza, Suite 800
Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Fred T. Tattersall
Erwin H. Will, Jr.
Samuel B. Witt III

OFFICERS
Joseph L. Antrim III, President
Coleman Wortham III, Vice President
J. Lee Keiger III, Vice President
John P. Ackerly IV, Vice President

                                      THE
                                   JAMESTOWN
                                     FUNDS

                                 No-Load Funds

                                 ANNUAL REPORT
                                 March 31, 1999

                               INVESTMENT ADVISER
                      Lowe, Brockenbrough & Company, Inc.
                               Richmond, Virginia

LETTER TO SHAREHOLDERS                                              MAY 18, 1999
================================================================================

Dear Fellow Shareholders:

We are pleased to enclose for your review the audited annual report of The Jamestown Funds for the year ended March 31, 1999.

THE JAMESTOWN BALANCED FUND

For the fiscal year ended March 31, 1999, The Jamestown Balanced Fund produced a total return of 7.6% compared to the Lipper Balanced Index of 8.4%. The equity market had very narrow leadership during this period, with the technology sector leading the way by a wide margin. That sector alone was up 62.7%, followed by the communication services sector up 34.6%, and the health care sector up 28.5%. The other nine equity sectors failed to keep pace with the 18.5% return of the Standard & Poor's 500 Index, and four of these sectors actually produced negative returns. The basic industry sector, which includes metal and chemical companies, as well as paper and forest product companies, had the poorest showing with a return of -14.1%.

The Jamestown Balanced Fund returned 16.9% on an annualized basis for the three years ended March 31, 1999, comparing favorably to the 15.9% return for the Lipper Balanced Index. For the five-year period, the Fund generated a return of 16.8% versus 15.0% for the comparable Lipper Balanced Index.

Your Fund grew in size to over $112 million in total net assets with 294 shareholders as of March 31, 1999.

THE JAMESTOWN EQUITY FUND

For the year ended March 31, 1999, The Jamestown Equity Fund had a total return of 8.3%, failing to keep up with the 17.5% return for the Lipper Growth Index and the 18.5% return for the Standard & Poor's 500 Index. Fueled by the technology sector in general, and by many of the Internet stocks in particular, the Lipper Growth Index was difficult for us to match, as we believe a large number of the Internet stocks are selling at hyper-inflated valuations. Our risk-averse style has kept us from owning those equities.

The Jamestown Equity Fund returned 21.5% on an annualized basis for the three years ended March 31, 1999, versus 23.9% for the Lipper Growth Index. For the five-year period, your Fund has returned 20.9% as compared to 21.8% for the Index.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND

For the fiscal year ended March 31, 1999, the Jamestown Tax Exempt Virginia Fund had a total return of 4.9% compared to 5.2% for the Lipper Intermediate Municipal Fund Index and 6.2% for the Lehman Municipal Bond Index. Yields and prices on municipal bonds have been extraordinarily stable by historical standards. Over the past twelve months, Treasury yield volatility has been roughly three times as great as municipal yield volatility, with a range of 110 basis points on the 30-year Treasury versus a difference of 31 basis points on the Municipal Revenue Bond Index.

Some key characteristics of The Jamestown Tax Exempt Virginia Fund are as follows:

        Average Effective Maturity .........     7.6 years
        Average Effective Duration .........     5.9 years
        Average Weighted Coupon ............     5.1%
        SEC Yield ..........................     3.9%
        Average Credit Quality .............     AA+

THE JAMESTOWN INTERNATIONAL EQUITY FUND

For the year ended March 31, 1999, The Jamestown International Equity Fund had a total return of 8.7%. This return compares favorably with the 6.0% return generated by the Morgan Stanley EAFE Index and the -0.6% return generated by the Lipper International Index. The period was characterized by continued strength throughout Europe and weakness in Japan and the rest of Asia.

Throughout the year, the Fund benefited from its heavy weighting in European markets and its low weighting in Asian Pacific markets. European markets benefited from the convergence of interest rates in preparation for the launch of the Euro and the massive corporate restructuring programs that supported stronger earnings growth. Beginning with the devaluation of the Thailand currency last summer, most Asian Pacific equity markets fell 50% or more in the second half of 1998.

The global crisis that was born out of the economic and financial turmoil in Southeast Asia appears to have eased significantly. The Federal Reserve played a leading role by cutting interest rates in the United States three times last fall. Oechsle International Advisors used the turmoil to reduce their holdings in Continental Europe and to reallocate money into the United Kingdom and Japan. The regional allocations of the portfolio as of March 31, 1999 are shown in the chart below:

                                           The Jamestown
                                           International      Morgan Stanley
                                            Equity Fund         EAFE Index
                                            -----------         ----------

     Continental Europe ....................    45.3%              48.7%
     United Kingdom ........................    21.5%              22.3%
     Japan .................................    18.3%              23.1%
     Pacific Basin, ex Japan ...............     5.9%               5.9%
     Emerging Markets ......................     2.7%               0.0%
     Cash/North America ....................     6.3%               0.0%
                                               ------             ------
                                               100.0%             100.0%

Thank you for your continued confidence in The Jamestown Funds.

                                        Sincerely,

                                        /s/ Austin Brockenbrough, III

                                        Austin Brockenbrough, III
                                        President
                                        Jamestown Tax Exempt Virginia Fund
                                        Jamestown International Equity Fund

                                        /s/ Henry C. Spalding, Jr.

                                        Henry C. Spalding, Jr.
                                        President
                                        Jamestown Balanced Fund
                                        Jamestown Equity Fund

                          The Jamestown Balanced Fund
--------------------------------------------------------------------------------
   Comparison of the Change in Value of a $10,000 Investment in The Jamestown Balanced Fund, the Standard & Poor's 500 Index and the Consumer Price Index

                                                              3/99
                                                             ------
The Jamestown Balanced Fund                                 $30,623
Standard & Poor's 500 Index                                 $52,192
Consumer Price Index                                        $13,290
--------------------------------------------------------------------------------

                      -------------------------------------
                           The Jamestown Balanced Fund
                          Average Annual Total Returns

                      1 Year    5 Years    Since Inception*
                       7.56%     16.77%         12.17%
                      -------------------------------------

              *Initial public offering of shares was July 3, 1989.

            Past performance is not predictive of future performance.


                            The Jamestown Equity Fund
--------------------------------------------------------------------------------
   Comparison of the Change in Value of a $10,000 Investment in The Jamestown
    Equity Fund, the Standard & Poor's 500 Index and the Consumer Price Index

                                                              3/99
                                                             ------
The Jamestown Equity Fund                                   $26,560
Standard & Poor's 500 Index                                 $34,375
Consumer Price Index                                        $11,598
--------------------------------------------------------------------------------

                      -------------------------------------
                            The Jamestown Equity Fund
                          Average Annual Total Returns

                      1 Year    5 Years    Since Inception*
                       8.33%     20.88%         16.68%
                      -------------------------------------

            *Initial public offering of shares was December 1, 1992.

            Past performance is not predictive of future performance.

                     The Jamestown Tax Exempt Virginia Fund
--------------------------------------------------------------------------------
   Comparison of the Change in Value of a $10,000 Investment in The Jamestown Tax Exempt Virginia Fund, the Lipper Intermediate Municipal Fund Index and
                        the Lehman Municipal Bond Index

                                                              3/99
                                                             ------
The Jamestown Tax Exempt Virginia Fund                      $13,060
Lipper Intermediate Municipal Fund Index                    $12,653
Lehman Municipal Bond Index                                 $13,993
--------------------------------------------------------------------------------

                      -------------------------------------
                     The Jamestown Tax Exempt Virginia Fund
                          Average Annual Total Returns

                      1 Year    5 Years    Since Inception*
                       4.92%     5.85%          4.90%
                      -------------------------------------

            *Initial public offering of shares was September 1, 1993.

            Past performance is not predictive of future performance.


                     The Jamestown International Equity Fund
--------------------------------------------------------------------------------
   Comparison of the Change in Value of a $10,000 Investment in The Jamestown
              International Equity Fund and the Morgan Stanley EAFE Index

                                                              3/99
                                                             ------
The Jamestown International Equity Fund                     $13,878
Morgan Stanley EAFE Index                                   $12,402
--------------------------------------------------------------------------------

                      -------------------------------------
                     The Jamestown International Equity Fund
                          Average Annual Total Returns

                           1 Year     Since Inception*
                            8.67%          11.72%
                      -------------------------------------

             *Initial public offering of shares was April 16, 1996.

            Past performance is not predictive of future performance.

THE JAMESTOWN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 1999
======================================================================================================================
                                                                                           JAMESTOWN       JAMESTOWN
                                                         JAMESTOWN        JAMESTOWN        TAX EXEMPT    INTERNATIONAL
                                                          BALANCED          EQUITY          VIRGINIA         EQUITY
                                                            FUND             FUND             FUND            FUND
----------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities:
      At acquisition cost ..........................    $ 80,224,277     $ 42,050,206     $ 24,600,110    $ 40,485,195
                                                        ============     ============     ============    ============
      At value (Note 1) ............................    $111,101,623     $ 62,915,109     $ 25,263,919    $ 51,967,556
   Investments in repurchase agreements (Note 1) ...       1,868,000          679,000               --              --
   Cash ............................................             218              438               --       1,837,687
   Cash denominated in foreign currency ............              --               --               --           4,985
   Dividends receivable ............................          72,234           60,380               --         199,689
   Interest receivable .............................         450,221               71          320,333           4,341
   Receivable for securities sold ..................              --          347,139               --         104,814
   Receivable for capital shares sold ..............              --            5,837          100,264          11,979
   Net unrealized appreciation on forward foreign
      currency exchange contracts (Note 6) .........              --               --               --           5,824
   Other assets ....................................          15,286           24,067              891          13,704
                                                        ------------     ------------     ------------    ------------
      TOTAL ASSETS .................................     113,507,582       64,032,041       25,685,407      54,150,579
                                                        ------------     ------------     ------------    ------------
LIABILITIES
   Dividends payable ...............................          42,499            5,737           39,003              --
   Distributions payable ...........................          79,100               --               --              --
   Payable for securities purchased ................         317,954          526,001               --          41,737
   Payable for capital shares redeemed .............         165,732           30,916            1,219              --
   Accrued investment advisory fees (Note 3) .......          62,999           35,501            8,423          44,922
   Accrued administration fees (Note 3) ............          15,850            9,600            3,100          10,350
   Other accrued expenses and liabilities ..........          19,643            8,318            7,867          34,313
                                                        ------------     ------------     ------------    ------------
      TOTAL LIABILITIES ............................         703,777          616,073           59,612         131,322
                                                        ------------     ------------     ------------    ------------

NET ASSETS .........................................    $112,803,805     $ 63,415,968     $ 25,625,795    $ 54,019,257
                                                        ============     ============     ============    ============

Net assets consist of:
   Paid-in capital .................................    $ 82,006,322     $ 42,935,120     $ 24,935,618    $ 41,845,573
   Accumulated net realized gains (losses) from
      security and foreign currency transactions ...         (79,863)        (384,055)          26,368         686,231
   Net unrealized appreciation on investments ......      30,877,346       20,864,903          663,809      11,482,361
   Net unrealized appreciation on translation of
      assets and liabilities in foreign currencies .              --               --               --           5,092
                                                        ------------     ------------     ------------    ------------
Net assets .........................................    $112,803,805     $ 63,415,968     $ 25,625,795    $ 54,019,257
                                                        ============     ============     ============    ============

Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value) ......       6,226,192        2,914,908        2,506,203       3,961,839
                                                        ============     ============     ============    ============

Net asset value, offering price and
   redemption price per share (Note 1) .............    $      18.12     $      21.76     $      10.22    $      13.63
                                                        ============     ============     ============    ============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1999
=============================================================================================================
                                                                                  JAMESTOWN       JAMESTOWN
                                                JAMESTOWN        JAMESTOWN        TAX EXEMPT    INTERNATIONAL
                                                 BALANCED          EQUITY          VIRGINIA         EQUITY
                                                   FUND             FUND             FUND            FUND
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends ..............................    $    739,421     $    562,424     $         --    $    882,162
   Foreign withholding taxes on dividends .              --               --               --         (91,794)
   Interest ...............................       2,204,935          127,509        1,042,494          89,187
                                               ------------     ------------     ------------    ------------
      TOTAL INVESTMENT INCOME .............       2,944,356          689,933        1,042,494         879,555
                                               ------------     ------------     ------------    ------------
EXPENSES
   Investment advisory fees (Note 3) ......         680,064          361,874           85,055         464,912
   Administration fees (Note 3) ...........         175,782          102,461           31,931         110,789
   Custodian fees .........................          14,825            8,047            3,795          72,618
   Professional fees ......................          13,185            8,045            8,045          11,775
   Trustees' fees and expenses ............           8,220            8,220            8,220           8,220
   Pricing costs ..........................           9,712            1,015            6,782           8,559
   Registration fees ......................           7,626            6,122            2,202           7,518
   Postage and supplies ...................           3,939            3,903            2,441           5,880
   Printing of shareholder reports ........           4,072            4,264            2,043           3,577
   Insurance expense ......................           3,268            2,490            1,401           1,868
   Other expenses .........................           3,083            6,687            3,615           5,339
                                               ------------     ------------     ------------    ------------
      TOTAL EXPENSES ......................         923,776          513,128          155,530         701,055
   Expenses reimbursed through a directed
      brokerage arrangement (Note 4) ......         (24,000)         (17,500)              --              --
                                               ------------     ------------     ------------    ------------
      NET EXPENSES ........................         899,776          495,628          155,530         701,055
                                               ------------     ------------     ------------    ------------

NET INVESTMENT INCOME .....................       2,044,580          194,305          886,964         178,500
                                               ------------     ------------     ------------    ------------
REALIZEDAND UNREALIZED
   GAINS (LOSSES) ON INVESTMENTS
   AND FOREIGN CURRENCIES (Note 5)
   Net realized gains (losses) from:
      Security transactions ...............       1,234,403         (369,569)          36,651       2,205,161
      Foreign currency transactions .......              --               --               --         (56,520)
   Net change in unrealized appreciation/
      depreciation on:
      Investments .........................       4,507,324        5,043,678           81,607       1,511,375
      Foreign currency translation ........              --               --               --        (120,768)
                                               ------------     ------------     ------------    ------------
NET REALIZED AND UNREALIZED
   GAINS ON INVESTMENTS
   AND FOREIGN CURRENCIES .................       5,741,727        4,674,109          118,258       3,539,248
                                               ------------     ------------     ------------    ------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS ........................    $  7,786,307     $  4,868,414     $  1,005,222    $  3,717,748
                                               ============     ============     ============    ============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MARCH 31, 1999 AND 1998
==========================================================================================================================
                                                                     JAMESTOWN                         JAMESTOWN
                                                                   BALANCED FUND                      EQUITY FUND
                                                           -----------------------------     -----------------------------
                                                               YEAR             YEAR             YEAR             YEAR
                                                              ENDED            ENDED            ENDED            ENDED
                                                             MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                                               1999             1998             1999             1998
--------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income ..............................    $  2,044,580     $  1,911,506     $    194,305     $    238,229
   Net realized gains (losses) from
      security transactions ...........................       1,234,403        9,533,601         (369,569)       3,855,317
   Net change in unrealized appreciation/
      depreciation on investments .....................       4,507,324       12,603,990        5,043,678       10,606,115
                                                           ------------     ------------     ------------     ------------
Net increase in net assets from operations ............       7,786,307       24,049,097        4,868,414       14,699,661
                                                           ------------     ------------     ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income .........................      (2,047,558)      (1,934,092)        (198,327)        (242,370)
   From net realized gains from security transactions .      (1,302,068)     (10,800,423)              --       (4,379,490)
                                                           ------------     ------------     ------------     ------------
Decrease in net assets from distributions
   to shareholders ....................................      (3,349,626)     (12,734,515)        (198,327)      (4,621,860)
                                                           ------------     ------------     ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ..........................      13,392,101       17,601,307       11,342,221       10,499,561
   Net asset value of shares issued in reinvestment
      of distributions to shareholders ................       3,140,088       12,174,707          171,755        4,351,536
   Payments for shares redeemed .......................      (9,573,352)     (10,335,880)      (4,982,200)      (3,895,041)
                                                           ------------     ------------     ------------     ------------
Net increase in net assets from
   capital share transactions .........................       6,958,837       19,440,134        6,531,776       10,956,056
                                                           ------------     ------------     ------------     ------------

TOTAL INCREASE IN NET ASSETS ..........................      11,395,518       30,754,716       11,201,863       21,033,857

NET ASSETS
   Beginning of year ..................................     101,408,287       70,653,571       52,214,105       31,180,248
                                                           ------------     ------------     ------------     ------------
   End of year ........................................    $112,803,805     $101,408,287     $ 63,415,968     $ 52,214,105
                                                           ============     ============     ============     ============
CAPITAL SHARE ACTIVITY
   Sold ...............................................         766,478        1,041,126          565,307          571,636
   Reinvested .........................................         178,274          735,126            8,737          236,191
   Redeemed ...........................................        (554,334)        (599,080)        (248,873)        (209,264)
                                                           ------------     ------------     ------------     ------------
   Net increase in shares outstanding .................         390,418        1,177,172          325,171          598,563
   Shares outstanding, beginning of year ..............       5,835,774        4,658,602        2,589,737        1,991,174
                                                           ------------     ------------     ------------     ------------
   Shares outstanding, end of year ....................       6,226,192        5,835,774        2,914,908        2,589,737
                                                           ============     ============     ============     ============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED MARCH 31, 1999 AND 1998
==============================================================================================================================
                                                                    JAMESTOWN TAX EXEMPT                  JAMESTOWN
                                                                       VIRGINIA FUND               INTERNATIONAL EQUITY FUND
                                                               -----------------------------     -----------------------------
                                                                   YEAR             YEAR             YEAR             YEAR
                                                                  ENDED            ENDED            ENDED            ENDED
                                                                 MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                                                   1999             1998             1999             1998
------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income (loss) ...........................    $    886,964     $    673,872     $    178,500     $    (19,285)
   Net realized gains (losses) from:
      Security transactions ...............................          36,651           57,902        2,205,161          (60,926)
      Foreign currency transactions .......................              --               --          (56,520)         190,757
   Net change in unrealized appreciation/depreciation on:
      Investments .........................................          81,607          399,917        1,511,375        8,970,013
      Foreign currency translation ........................              --               --         (120,768)         126,420
                                                               ------------     ------------     ------------     ------------
Net increase in net assets from operations ................       1,005,222        1,131,691        3,717,748        9,206,979
                                                               ------------     ------------     ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income .............................        (886,964)        (673,872)        (238,226)        (325,257)
   From net realized gains from security transactions .....         (11,065)              --               --               --
                                                               ------------     ------------     ------------     ------------
Decrease in net assets from
   distributions to shareholders ..........................        (898,029)        (673,872)        (238,226)        (325,257)
                                                               ------------     ------------     ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold ..............................       8,922,497        8,481,218        9,046,185        4,706,633
   Net asset value of shares issued in reinvestment
      of distributions to shareholders ....................         487,854          360,594          231,344          321,283
   Payments for shares redeemed ...........................      (2,104,477)      (2,284,029)      (1,280,438)        (657,411)
                                                               ------------     ------------     ------------     ------------
Net increase in net assets from
   capital share transactions .............................       7,305,874        6,557,783        7,997,091        4,370,505
                                                               ------------     ------------     ------------     ------------

TOTAL INCREASE IN NET ASSETS ..............................       7,413,067        7,015,602       11,476,613       13,252,227

NET ASSETS
   Beginning of year ......................................      18,212,728       11,197,126       42,542,644       29,290,417
                                                               ------------     ------------     ------------     ------------
   End of year ............................................    $ 25,625,795     $ 18,212,728     $ 54,019,257     $ 42,542,644
                                                               ============     ============     ============     ============
CAPITAL SHARE ACTIVITY
   Sold ...................................................         871,702          843,460          673,952          418,420
   Reinvested .............................................          47,603           35,724           17,619           28,068
   Redeemed ...............................................        (206,362)        (225,366)        (102,274)         (60,156)
                                                               ------------     ------------     ------------     ------------
   Net increase in shares outstanding .....................         712,943          653,818          589,297          386,332
   Shares outstanding, beginning of year ..................       1,793,260        1,139,442        3,372,542        2,986,210
                                                               ------------     ------------     ------------     ------------
   Shares outstanding, end of year ........................       2,506,203        1,793,260        3,961,839        3,372,542
                                                               ============     ============     ============     ============

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
FINANCIAL HIGHLIGHTS
=============================================================================================================================
                                              SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------------
                                                                                YEARS ENDED MARCH 31,
                                                        ---------------------------------------------------------------------
                                                           1999           1998           1997           1996           1995
-----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............    $   17.38      $   15.17      $   14.77      $   12.76      $   12.15
                                                        ---------      ---------      ---------      ---------      ---------
Income from investment operations:
   Net investment income ...........................         0.34           0.37           0.35           0.36           0.33
   Net realized and unrealized gains
      on investments ...............................         0.95           4.31           1.45           2.50           0.90
                                                        ---------      ---------      ---------      ---------      ---------
Total from investment operations ...................         1.29           4.68           1.80           2.86           1.23
                                                        ---------      ---------      ---------      ---------      ---------
Less distributions:
   Dividends from net investment income ............        (0.34)         (0.37)         (0.35)         (0.36)         (0.33)
   Distributions from net realized gains ...........        (0.21)         (2.10)         (1.05)         (0.49)         (0.29)
                                                        ---------      ---------      ---------      ---------      ---------
Total distributions ................................        (0.55)         (2.47)         (1.40)         (0.85)         (0.62)
                                                        ---------      ---------      ---------      ---------      ---------

Net asset value at end of year .....................    $   18.12      $   17.38      $   15.17      $   14.77      $   12.76
                                                        =========      =========      =========      =========      =========

Total return .......................................        7.56%         32.42%         12.29%         22.79%         10.54%
                                                        =========      =========      =========      =========      =========

Net assets at end of year (000's) ..................    $ 112,804      $ 101,408      $  70,654      $  61,576      $  52,062
                                                        =========      =========      =========      =========      =========

Ratio of gross expenses to average net assets ......        0.88%          0.90%          0.91%          0.93%          0.99%

Ratio of net expenses to average net assets (a) ....        0.86%          0.87%          0.87%          0.88%          0.96%

Ratio of net investment income to average net assets        1.95%          2.21%          2.31%          2.52%          2.72%

Portfolio turnover rate ............................          69%            90%            58%            72%            95%

(a) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
FINANCIAL HIGHLIGHTS
=============================================================================================================================
                                              SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------------
                                                                                YEARS ENDED MARCH 31,
                                                        ---------------------------------------------------------------------
                                                           1999           1998           1997           1996           1995
-----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............    $   20.16      $   15.66      $   13.96      $   11.29      $   10.19
                                                        ---------      ---------      ---------      ---------      ---------
Income from investment operations:
   Net investment income ...........................         0.07           0.11           0.13           0.15           0.10
   Net realized and unrealized gains
      on investments ...............................         1.60           6.47           2.00           2.98           1.15
                                                        ---------      ---------      ---------      ---------      ---------
Total from investment operations ...................         1.67           6.58           2.13           3.13           1.25
                                                        ---------      ---------      ---------      ---------      ---------
Less distributions:
   Dividends from net investment income ............        (0.07)         (0.11)         (0.13)         (0.15)         (0.12)
   Distributions from net realized gains ...........           --          (1.97)         (0.30)         (0.31)         (0.03)
                                                        ---------      ---------      ---------      ---------      ---------
Total distributions ................................        (0.07)         (2.08)         (0.43)         (0.46)         (0.15)
                                                        ---------      ---------      ---------      ---------      ---------

Net asset value at end of year .....................    $   21.76      $   20.16      $   15.66      $   13.96      $   11.29
                                                        =========      =========      =========      =========      =========

Total return .......................................        8.33%         43.74%         15.27%         28.00%         12.33%
                                                        =========      =========      =========      =========      =========

Net assets at end of year (000's) ..................    $  63,416      $  52,214      $  31,180      $  17,857      $   8,111
                                                        =========      =========      =========      =========      =========

Ratio of gross expenses to average net assets ......        0.92%          0.93%          0.98%          1.14%          1.99%

Ratio of net expenses to average net assets ........        0.89%(a)       0.90%(a)       0.92%(a)       1.01%(a)       1.44%(b)

Ratio of net investment income to average net assets        0.35%          0.60%          0.85%          1.27%          1.18%

Portfolio turnover rate ............................          66%            59%            44%            54%            48%

(a) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

(b) Ratios were determined based on net expenses after investment advisory fee waivers and/or other operating expense reimbursements by the Adviser.

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
FINANCIAL HIGHLIGHTS
=============================================================================================================================
                                              SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------------------------------
                                                                                YEARS ENDED MARCH 31,
                                                        ---------------------------------------------------------------------
                                                           1999           1998           1997           1996           1995
-----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year ...............    $   10.16      $    9.83      $    9.85      $    9.68      $    9.61
                                                        ---------      ---------      ---------      ---------      ---------
Income from investment operations:
   Net investment income ...........................         0.43           0.44           0.45           0.45           0.44
   Net realized and unrealized gains (losses)
      on investments ...............................         0.07           0.33          (0.02)          0.17           0.07
                                                        ---------      ---------      ---------      ---------      ---------
Total from investment operations ...................         0.50           0.77           0.43           0.62           0.51
                                                        ---------      ---------      ---------      ---------      ---------
Less distributions:
   Dividends from net investment income ............        (0.43)         (0.44)         (0.45)         (0.45)         (0.44)
   Distributions from net realized gains ...........        (0.01)            --             --             --             --
                                                        ---------      ---------      ---------      ---------      ---------
Total distributions ................................        (0.44)         (0.44)         (0.45)         (0.45)         (0.44)
                                                        ---------      ---------      ---------      ---------      ---------

Net asset value at end of year .....................    $   10.22      $   10.16      $    9.83      $    9.85      $    9.68
                                                        =========      =========      =========      =========      =========

Total return .......................................        4.92%          8.00%          4.39%          6.51%          5.47%
                                                        =========      =========      =========      =========      =========

Net assets at end of year (000's) ..................    $  25,626      $  18,213      $  11,197      $   8,779      $   7,712
                                                        =========      =========      =========      =========      =========

Ratio of net expenses to average net assets (a) ....        0.73%          0.75%          0.75%          0.75%          0.75%

Ratio of net investment income to average net assets        4.17%          4.40%          4.51%          4.57%          4.64%

Portfolio turnover rate ............................          31%            33%            24%            14%            97%

(a) Absent investment advisory fees waived and/or expenses reimbursed by the Adviser, the ratios of expenses to average net assets would have been 0.78%, 0.88%, 1.04% and 1.62% for the years ended March 31, 1998, 1997,
     1996 and 1995, respectively.

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
======================================================================================================
                     SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------------
                                                                 YEAR           YEAR         PERIOD
                                                                 ENDED          ENDED         ENDED
                                                               MARCH 31,      MARCH 31,      MARCH 31,
                                                                 1999           1998          1997(A)
------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ....................    $   12.61      $    9.81      $   10.00
                                                               ---------      ---------      ---------
Income (loss) from investment operations:
   Net investment income (loss) ...........................         0.05          (0.01)         (0.01)
   Net realized and unrealized gains (losses)
      on investments and foreign currencies ...............         1.04           2.91          (0.14)
                                                               ---------      ---------      ---------
Total from investment operations ..........................         1.09           2.90          (0.15)
                                                               ---------      ---------      ---------

Less distributions:
   Dividends from net investment income ...................        (0.07)         (0.10)         (0.04)
                                                               ---------      ---------      ---------

Net asset value at end of period ..........................    $   13.63      $   12.61      $    9.81
                                                               =========      =========      =========

Total return ..............................................         8.67%         29.67%       (1.56)%(c)
                                                               =========      =========      =========

Net assets at end of period (000's) .......................    $  54,019      $  42,543      $  29,290
                                                               =========      =========      =========

Ratio of net expenses to average net assets (b) ...........        1.51%          1.56%          1.60%(c)

Ratio of net investment income (loss) to average net assets        0.38%        (0.05)%        (0.15)%(c)

Portfolio turnover rate ...................................          39%            47%            70%(c)

(a) Represents the period from the commencement of operations (April 16, 1996) through March 31, 1997.

(b) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.71%(c) for the period ended March 31, 1997.

(c)  Annualized.

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1999
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (individually, a Fund, and, collectively, the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The Jamestown Balanced Fund's investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The Jamestown Equity Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The Jamestown Tax Exempt Virginia Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of an investment in the Fund. The Fund invests primarily in debt obligations issued by the State of Virginia and its political subdivisions, agencies, authorities and instrumentalities and by other issuers the interest from which is exempt from the personal income taxes of Virginia. The marketability and market value of these obligations could be affected by certain Virginia political and economic developments.

The Jamestown International Equity Fund's investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national or foreign stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. If a pricing service cannot provide a valuation, securities will be valued in good faith at value using methods consistent with those determined by the Board of Trustees. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.

Repurchase agreements -- The Jamestown Balanced Fund and The Jamestown Equity Fund generally enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Funds enter into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown International Equity Fund and are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Securities traded on a "to-be-announced" basis-- The Jamestown Balanced Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of investment securities as of March 31, 1999:

---------------------------------------------------------------------------------------------------
                                      Jamestown        Jamestown       Jamestown        Jamestown
                                      Balanced          Equity         Tax Exempt     International
                                        Fund             Fund        Virginia Fund     Equity Fund
---------------------------------------------------------------------------------------------------
Gross unrealized appreciation ..    $ 32,112,011     $ 21,868,458     $    704,888     $ 13,312,879
Gross unrealized depreciation ..      (1,314,528)      (1,018,725)         (41,079)      (1,830,518)
                                    ------------     ------------     ------------     ------------
Net unrealized appreciation ....    $ 30,797,483     $ 20,849,733     $    663,809     $ 11,482,361
                                    ============     ============     ============     ============

Federal income tax cost ........    $ 80,304,140     $ 42,065,376     $ 24,600,110     $ 40,485,195
                                    ============     ============     ============     ============
---------------------------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Jamestown Balanced Fund and The Jamestown Equity Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

As of March 31, 1999, The Jamestown Equity Fund had capital loss carryforwards for federal income tax purposes of $368,885 which expire on March 31, 2007. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

2.   INVESTMENT TRANSACTIONS

Investment transactions, other than short-term investments, were as follows for the year ended March 31, 1999:

-------------------------------------------------------------------------------------------------
                                           Jamestown      Jamestown     Jamestown      Jamestown
                                           Balanced        Equity       Tax Exempt   International
                                             Fund           Fund      Virginia Fund   Equity Fund
-------------------------------------------------------------------------------------------------
Purchases of investment securities ..    $78,675,464    $44,346,054    $13,068,282    $24,316,515
                                         ===========    ===========    ===========    ===========
Proceeds from sales and maturities
   of investment securities .........    $69,731,979    $34,909,266    $ 6,457,178    $17,425,753
                                         ===========    ===========    ===========    ===========
-------------------------------------------------------------------------------------------------

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
The Funds' investments are managed by Lowe, Brockenbrough & Company, Inc. (the Adviser), under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Jamestown Balanced Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of
 .65% on its average daily net assets up to $250 million, .60% on the next $250 million of such net assets and .55% on such net assets in excess on $500 million. The Jamestown Equity Fund pays the Adviser a fee at an annual rate of
 .65% on its average daily net assets up to $500 million and .50% on such net assets in excess on $500 million. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee at an annual rate of .40% on its average daily net assets up to $250 million, .35% on the next $250 million of such net assets and .30% on such net assets in excess of $500 million. The Jamestown International Equity Fund pays the Adviser a fee at an annual rate of 1.00% on its average daily net assets. Certain trustees and officers of the Trust are also officers of the Adviser.

The Adviser retains Oechsle International Advisors, LLC (Oechsle) to provide The Jamestown International Equity Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and to furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to the terms of a Sub-Advisory Agreement. Under the Sub-Advisory Agreement, the Adviser, not the Fund, pays Oechsle a fee in the amount of one-half of the monthly advisory fee received by the Adviser, net of any investment advisory fee waivers.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Countrywide Fund Services, Inc. (CFS), CFS provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, CFS receives a monthly fee from each of The Jamestown Balanced Fund and The Jamestown Equity Fund at an annual rate of .20% on its respective average daily net assets up to $25 million; .175% on the next $25 million of such net assets; and .15% on such net assets in excess of $50 million, subject to a $2,000 minimum monthly fee with respect to each Fund. From The Jamestown Tax Exempt Virginia Fund, CFS receives a monthly fee at an annual rate of .15% on its average daily net assets up to $200 million and
 .10% on such net assets in excess of $200 million, subject to a $2,000 minimum monthly fee. From The Jamestown International Equity Fund, CFS receives a monthly fee at an annual rate of .25% on its average daily net assets up to $25 million; .225% on the next $25 million of such net assets; and .20% on such net assets in excess of $50 million, subject to a $4,000 minimum monthly fee. In addition, each Fund pays CFS out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of CFS, or of CW Fund Distributors, Inc., the exclusive underwriter of each Funds' shares.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

4.   DIRECTED BROKERAGE ARRANGEMENT

In order to reduce the total operating expenses of The Jamestown Balanced Fund and The Jamestown Equity Fund, each Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a thirdparty brokerdealer who is compensated through commission trades. Payment of expenses by the brokerdealer is based on a percentage of commissions earned. Expenses reimbursed through the directed brokerage arrangement totaled $24,000 and $17,500 for The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, for the year ended March 31, 1999.

5.   FOREIGN CURRENCY TRANSLATION

With respect to The Jamestown International Equity Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

6.   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Jamestown International Equity Fund enters into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (Continued)
================================================================================

As of March 31, 1999, the Jamestown International Equity Fund had forward foreign currency exchange contracts outstanding as follows:

---------------------------------------------------------------------------------------
                                                                         Net Unrealized
  Settlement               To Receive          Initial         Market     Appreciation
     Date                 (To Deliver)          Value           Value    (Depreciation)
---------------------------------------------------------------------------------------
Contracts To Sell
   04/01/99                  1,440  AUD     $      (901)    $      (909)     $    (8)
   04/07/99                 36,597  NZD         (19,488)        (19,514)         (26)
   04/08/99                 78,824  NZD         (41,737)        (42,030)        (293)
   04/09/99                 81,117  NZD         (43,114)        (43,252)        (138)
   06/17/99            292,000,000  JPY      (2,498,781)     (2,492,507)       6,274
                                            -----------     -----------      -------
Total sell contracts                         (2,604,021)     (2,598,212)       5,809
                                            -----------     -----------      -------
Contracts To Buy
   04/01/99                 32,370  AUD          20,490          20,441          (49)
   04/06/99                 33,723  AUD          21,229          21,293           64
                                            -----------     -----------      -------
Total buy contracts                              41,719          41,734           15
                                            -----------     -----------      -------

Net contracts                               $(2,562,302)    $(2,556,478)     $ 5,824
                                            ===========     ===========      =======
---------------------------------------------------------------------------------------

AUD - Australian Dollar
JPY - Japanese Yen
NZD - New Zealand Dollar

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999
================================================================================
     SHARES    COMMON STOCKS -- 68.8%                                  VALUE
--------------------------------------------------------------------------------
               ADVERTISING -- 1.4%
     20,000    Interpublic Group of Companies, Inc. ...........    $  1,557,500
                                                                   ------------
               COMMERCIAL BANKING -- 5.4%
     26,000    BankAmerica Corporation ........................       1,836,250
     32,000    Fannie Mae .....................................       2,216,000
     37,600    First Union Corporation ........................       2,009,250
                                                                   ------------
                                                                      6,061,500
                                                                   ------------
               COMMUNICATIONS -- 7.2%
     10,000    Ascend Communications, Inc.(a) .................         836,870
     56,000    Equifax, Inc. ..................................       1,925,000
     17,900    Lucent Technologies, Inc. ......................       1,928,725
     38,000    MCI WorldCom, Inc.(a) ..........................       3,365,375
                                                                   ------------
                                                                      8,055,970
                                                                   ------------
               COMPUTERS/COMPUTER TECHNOLOGY SERVICES -- 11.6%
     25,500    Cisco Systems, Inc.(a) .........................       2,793,844
     46,400    Computer Sciences Corporation(a) ...............       2,560,700
     16,900    Intel Corporation ..............................       2,013,212
     22,000    Microsoft Corporation(a) .......................       1,971,750
     51,000    Oracle Corporation(a) ..........................       1,345,125
     35,000    Sundstrand Corporation .........................       2,432,500
                                                                   ------------
                                                                     13,117,131
                                                                   ------------
               CONSUMER PRODUCTS -- 10.3%
     25,000    Avon Products, Inc. ............................       1,176,562
     62,000    Crane Company ..................................       1,499,625
     22,000    General Electric Company .......................       2,433,750
     20,000    Gillette Company ...............................       1,188,750
     42,000    Kimberly-Clark Corporation .....................       2,013,375
     81,000    Sara Lee Corporation ...........................       2,004,750
     50,000    Sysco Corporation ..............................       1,315,625
                                                                   ------------
                                                                     11,632,437
                                                                   ------------
               DRUGS/MEDICAL EQUIPMENT-- 9.2%
     35,000    Abbott Laboratories ............................       1,638,437
     35,000    Becton, Dickinson and Company ..................       1,340,920
     24,000    Bristol-Myers Squibb Company ...................       1,543,500
     18,000    Lilly (Eli) & Company ..........................       1,527,750
     24,200    Merck and Company, Inc. ........................       1,940,538
     44,000    Schering-Plough Corporation ....................       2,433,750
                                                                   ------------
                                                                     10,424,895
                                                                   ------------
               ELECTRONICS -- 1.0%
     16,000    Hewlett-Packard Company ........................       1,085,000
                                                                   ------------
               FINANCIAL SERVICES -- 1.0%
     18,000    Citigroup, Inc. ................................       1,149,750
                                                                   ------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
     SHARES    COMMON STOCKS -- 68.8% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------

               FIRE SYSTEMS -- 2.5%
     40,000    Tyco International Ltd. ........................    $  2,870,000
                                                                   ------------
               FOOD SERVICES -- 1.7%
     41,000    H.J. Heinz Company .............................       1,942,375
                                                                   ------------
               HEALTH CARE CENTERS -- 2.6%
     44,000    McKesson HBOC, Inc. ............................       2,904,000
                                                                   ------------
               INSURANCE -- 4.6%
     25,500    American International Group, Inc. .............       3,075,938
     31,500    Jefferson-Pilot Corporation ....................       2,134,125
                                                                   ------------
                                                                      5,210,063
                                                                   ------------
               OIL AND GAS DRILLING -- 5.4%
     63,000    Coastal Corporation ............................       2,079,000
     54,000    Halliburton Company ............................       2,079,000
      9,000    Mobil Corporation ..............................         792,000
     18,400    Schlumberger, Ltd. .............................       1,107,450
                                                                   ------------
                                                                      6,057,450
                                                                   ------------
               RETAIL STORES -- 4.9%
     65,000    AutoZone, Inc.(a) ..............................       1,974,375
     15,000    Circuit City Stores, Inc. ......................       1,149,375
     36,000    Dayton Hudson Corporation ......................       2,398,500
                                                                   ------------
                                                                      5,522,250
                                                                   ------------

               TOTAL COMMON STOCKS (COST $46,685,568) .........    $ 77,590,321
                                                                   ------------

================================================================================
      PAR
     VALUE     U.S. TREASURY OBLIGATIONS -- 5.8%                       VALUE
--------------------------------------------------------------------------------
               U.S. TREASURY BONDS -- 1.5%
$   900,000    6.625%, due 02/15/2027 .........................    $    992,106
    780,000    5.25%, due 02/15/2029 ..........................         737,342
                                                                   ------------
                                                                      1,729,448
                                                                   ------------
               U.S. TREASURY NOTES -- 3.7%
    875,000    7.75%, due 11/30/1999 ..........................         891,949
  2,040,000    6.50%, due 05/31/2001 ..........................       2,100,241
  1,115,000    7.00%, due 07/15/2006 ..........................       1,219,877
                                                                   ------------
                                                                      4,212,067
               U.S. TREASURY INFLATION-PROTECTION NOTES -- 0.6%
    399,153    3.625%, due 07/15/2002 .........................         396,535
    212,086    3.375%, due 01/15/2007 .........................         204,133
                                                                   ------------
                                                                        600,668
                                                                   ------------

               TOTAL U.S. TREASURY OBLIGATIONS (COST $6,645,282)   $  6,542,183
                                                                   ------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
      PAR
     VALUE     MORTGAGE-BACKED SECURITIES -- 8.0%                      VALUE
--------------------------------------------------------------------------------
               FEDERAL HOME LOAN MORTGAGE CORPORATION -- 0.8%
$    36,627    Pool #G50153, 4.50%, due 05/01/1999 ............    $     36,125
    246,070    Pool #1490-PE, 5.75%, due 07/15/2006 ...........         246,223
    475,000    Pool #1471-G, 7.00%, due 03/15/2008 ............         489,098
    175,000    Pool #1655-HB, 6.50%, due 10/15/2008 ...........         178,444
                                                                   ------------
                                                                        949,890
                                                                   ------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 6.8%
    382,836    Pool #73718, 7.23%, due 11/01/2003 .............         403,548
    345,320    Pool #375448, 6.66%, due 10/01/2004 ............         358,270
    216,197    Series #93-63-PE, 6.25%, due 06/25/2005 ........         216,332
    616,402    Pool #375296, 6.92%, due 08/01/2007 ............         650,305
    425,000    Series #93-18-PJ, 6.50%, due 12/25/2007 ........         430,045
    708,406    Pool #380190, 6.325%, due 04/01/2008 ...........         721,512
    730,564    Pool #380512, 6.15%, due 08/01/2008 ............         739,696
    145,625    Pool #70, 8.50%, due 01/01/2012 ................         153,083
    120,476    Series #88-29-B, 9.50%, due 12/25/2018 .........         128,683
    188,546    Series #90-35-E, 9.50%, due 04/25/2020 .........         202,568
    500,000    Series #98-M4-B, 6.424%, due 12/01/2023 ........         500,000
    543,164    Pool #252092, 6.00%, due 11/01/2028 ............         528,021
    137,900    Pool #448624, 6.50%, due 11/01/2028 ............         137,310
    421,364    Pool #448629, 6.50%, due 11/01/2028 ............         419,561
    345,744    Pool #448699, 6.00%, due 11/01/2028 ............         336,105
    911,793    Pool #448649, 6.50%, due 12/01/2028 ............         907,891
    866,953    Pool #453624, 6.00%, due 12/01/2028 ............         842,783
                                                                   ------------
                                                                      7,675,713
                                                                   ------------
               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.4%
    382,981    Pool #343536, 7.50%, due 02/15/2023 ............         395,444
                                                                   ------------

               TOTAL MORTGAGE-BACKED SECURITIES (COST $8,986,550)  $  9,021,047
                                                                   ------------
20

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
      PAR
     VALUE     ASSET-BACKED SECURITIES -- 3.1%                         VALUE
--------------------------------------------------------------------------------
               STUDENT LOAN MARKETING ASSOCIATION -- 1.1%
$   480,103    Series #97-3-A1, 5.604%, adjustable rate,
                 due 04/25/2006 ...............................    $    478,041
    746,444    Series #98-1-A1, 5.212%, adjustable rate,
                 due 01/25/2007 ...............................         744,549
                                                                   ------------
                                                                      1,222,590
                                                                   ------------

               OTHER ASSET-BACKED SECURITIES -- 2.0%
               Advanta Mortgage Loan Trust #92-2-A2,
     27,710      7.03%, due 03/25/2011 ........................          27,641
               AFG Receivables Trust #95-A-A,
     36,323      6.15%, due 09/15/2000 ........................          36,323
               California Infrastructure Trust #97-1-A3,
    700,000      6.17%, due 03/25/2003 ........................         706,776
               Fleetwood Credit Corporation Grantor Trust #95-A-A,
    275,202      8.45%, due 11/15/2010 ........................         284,560
               Green Tree Financial Corporation #98-A-A1C,
    356,263      6.18%, due 06/15/2019 ........................         358,366
               Nomura Asset Securties Corporation #96-MD5-A1A,
    601,559      7.07%, due 04/13/2036 ........................         621,862
               NationsCredit Grantor Trust #96-1-A,
    195,475      5.85%, due 09/15/2011 ........................         194,068
                                                                   ------------
                                                                      2,229,596
                                                                   ------------

               TOTAL ASSET-BACKED SECURITIES (COST $3,447,782)     $  3,452,186
                                                                   ------------

================================================================================
      PAR
     VALUE     CORPORATE BONDS -- 12.8%                                VALUE
--------------------------------------------------------------------------------
               Associates Corporation, N.A.,
$   675,000      5.85%, due 01/15/2001 ........................    $    678,301
               Beneficial Corporation Medium Term Notes,
    230,000      6.35%, due 12/03/2001 ........................         232,689
               Caterpillar Financial, Inc. Medium Term Notes,
    450,000      6.80%, due 06/15/1999 ........................         451,444
               Chrysler Financial Corporation,
  1,000,000      5.90%, due 01/26/2001 ........................       1,008,010
               Coca-Cola Enterprises,
    385,000      5.75%, due 11/01/2008 ........................         372,784
               Duke Realty L.P. Medium Term Notes,
    390,000      6.75%, due 05/30/08 ..........................         385,515
               Enron Corporation,
    750,000      6.45%, due 11/15/2001 ........................         758,017
               Equity Residential Properties Trust,
    875,000      6.65%, due 11/15/2003 ........................         876,356
               Finova Capital Corporation,
  1,000,000      6.25%, due 08/15/2000 ........................       1,007,140
               Ford Motor Credit Company Medium Term Notes,
    225,000      7.55%, due 07/19/1999 ........................         226,568
    475,000      7.20%, due 06/15/2007 ........................         501,814
               General Motors Acceptance Corporation Medium Term Notes,
    525,000      6.65%, due 05/24/2000 ........................         531,652
               International Lease Finance Corporation,
    265,000      6.375%, due 08/01/2002 .......................         269,078

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
      PAR
     VALUE     CORPORATE BONDS -- 12.8% (CONTINUED)                    VALUE
--------------------------------------------------------------------------------
               International Lease Finance Corporation Medium Term Notes,
$   425,000      6.42%, due 09/11/2000 ........................    $    429,526
    425,000      6.55%, due 09/15/2000 ........................         430,295
               International Paper Company,
    735,000      8.68%, due 09/14/2001 ........................         778,924
               KeyCorp Medium Term Notes,
    675,000      6.75%, due 05/29/2001 ........................         689,155
               Manitoba (Province of) Medium Term Notes,
    205,000      5.50%, due 10/01/2008 ........................         198,352
               May Department Stores,
    510,000      5.95%, due 11/01/2008 ........................         503,212
               Merrill Lynch & Company Medium Term Notes,
    265,000      7.26%, due 03/25/2002 ........................         262,350
               National City Corporation,
    575,000      7.20%, due 05/15/2005 ........................         595,660
               Norwest Financial, Inc.,
    140,000      6.05%, due 11/19/1999 ........................         140,676
    400,000      5.375%, due 09/30/2003 .......................         391,860
               Pacific Bell,
    185,000      6.625%, due 11/01/2009 .......................         191,997
               Pacific Bell Medium Term Notes,
    400,000      6.875%, due 08/15/2006 .......................         419,364
               Prologis Trust,
    225,000      7.00%, due 10/01/2003 ........................         225,356
               Sears Roebuck Acceptance Corporation,
    400,000      6.99%, due 09/30/2002 ........................         412,908
               Suntrust Banks,
    310,000      6.125%, due 02/15/2004 .......................         309,547
               TRW, Inc.,
    245,000      6.25%, due 01/15/2010 ........................         232,287
               Union Camp Corporation,
    425,000      6.50%, due 11/15/2007 ........................         425,523
               U.S. WEST Capital Funding, Inc. Medium Term Notes,
    550,000      6.375%, due 07/15/2008 .......................         559,526
                                                                   ------------

               TOTAL CORPORATE BONDS (COST $14,459,095) .......    $ 14,495,886
                                                                   ------------

               TOTAL INVESTMENTS AT VALUE
                 (COST $80,224,277) -- 98.5% ..................    $111,101,623
                                                                   ------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
     FACE
    AMOUNT     REPURCHASE AGREEMENTS(B) -- 1.6%                        VALUE
--------------------------------------------------------------------------------
               Firstar Bank, 3.75%, dated 03/31/1999, due
$ 1,868,000      04/01/1999, repurchase proceeds $1,868,195
                 (Cost $1,868,000) ............................    $  1,868,000
                                                                   ------------

               TOTAL INVESTMENTS AND REPURCHASE
                 AGREEMENTS AT VALUE -- 100.1% ................    $112,969,623

               LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.1)%         (165,818)
                                                                   ------------

               NET ASSETS -- 100.0%                                $112,803,805
                                                                   ============

(a)  Non-income producing security.

(b) Joint repurchase agreement is fully collateralized by $28,093,565 U.S. Treasury Note, 5.625%, due 02/28/2001. The aggregate market value of the collateral at March 31, 1999 was $28,533,385. The Fund's pro-rata interest in the collateral at March 31, 1999 was $1,935,077.

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999
================================================================================
     SHARES    COMMON STOCKS -- 99.2%                                  VALUE
--------------------------------------------------------------------------------
               ADVERTISING -- 2.0%
     16,000    Interpublic Group of Companies, Inc. ...........    $  1,246,000
                                                                   ------------
               COMMERCIAL BANKING -- 7.9%
     21,000    BankAmerica Corporation ........................       1,483,125
     27,000    Fannie Mae .....................................       1,869,750
     30,600    First Union Corporation ........................       1,635,188
                                                                   ------------
                                                                      4,988,063
                                                                   ------------
               COMMUNICATIONS -- 10.6%
     13,000    Ascend Communications, Inc. (a) ................       1,087,937
     49,000    Equifax, Inc. ..................................       1,684,375
     12,000    Lucent Technologies, Inc. ......................       1,293,000
     30,000    MCI WorldCom, Inc.(a) ..........................       2,656,875
                                                                   ------------
                                                                      6,722,187
                                                                   ------------
               COMPUTERS/COMPUTER TECHNOLOGY SERVICES -- 17.0%
     20,250    Cisco Systems, Inc.(a) .........................       2,218,641
     39,500    Computer Sciences Corporation(a) ...............       2,179,906
     15,000    Intel Corporation ..............................       1,786,875
     19,000    Microsoft Corporation(a) .......................       1,702,875
     45,000    Oracle Corporation(a) ..........................       1,186,875
     24,000    Sunstrand Corporation ..........................       1,668,000
                                                                   ------------
                                                                     10,743,172
                                                                   ------------
               CONSUMER PRODUCTS -- 15.8%
     21,000    Avon Products, Inc. ............................         988,312
     69,000    Crane Company ..................................       1,668,937
     17,000    General Electric Company .......................       1,880,625
     15,000    Gillette Company ...............................         891,562
     37,000    Kimberly-Clark Corporation .....................       1,773,687
     70,000    Sara Lee Corporation ...........................       1,732,500
     42,000    Sysco Corporation ..............................       1,105,125
                                                                   ------------
                                                                     10,040,748
                                                                   ------------
               DRUGS/MEDICAL EQUIPMENT -- 12.2%
     15,000    Abbott Laboratories ............................         702,187
     28,000    Becton, Dickinson and Company ..................       1,072,750
     20,000    Bristol-Myers Squibb Company ...................       1,286,250
     15,000    Lilly (Eli) & Company ..........................       1,273,125
     22,000    Merck and Company, Inc. ........................       1,764,125
     29,000    Schering-Plough Corporation ....................       1,604,063
                                                                   ------------
                                                                      7,702,500
                                                                   ------------
               ELECTRONICS -- 1.6%
     15,000    Hewlett-Packard Company ........................       1,017,188
                                                                   ------------
               FINANCIAL SERVICES -- 1.6%
     15,500    Citigroup, Inc. ................................         990,063
                                                                   ------------

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
     SHARES    COMMON STOCKS -- 99.2% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
               FIRE SYSTEMS -- 3.8%
     34,000    Tyco International Ltd. ........................    $  2,439,500
                                                                   ------------
               FOOD SERVICES -- 2.5%
     34,000    H.J. Heinz Company .............................       1,610,750
                                                                   ------------
               HEALTH CARE CENTERS -- 3.7%
     36,000    McKesson HBOC, Inc. ............................       2,376,000
                                                                   ------------
               INSURANCE -- 6.7%
     20,550    American International Group, Inc. .............       2,478,844
     26,500    Jefferson-Pilot Corporation ....................       1,795,375
                                                                   ------------
                                                                      4,274,219
                                                                   ------------
               OIL AND GAS DRILLING -- 7.8%
     53,000    Coastal Corporation ............................       1,749,000
     44,000    Halliburton Company ............................       1,694,000
      7,000    Mobil Corporation ..............................         616,000
     14,500    Schlumberger Ltd. ..............................         872,719
                                                                   ------------
                                                                      4,931,719
                                                                   ------------
               RETAIL STORES -- 6.0%
     56,000    AutoZone, Inc.(a) ..............................       1,701,000
     32,000    Dayton Hudson Corporation ......................       2,132,000
                                                                   ------------
                                                                      3,833,000
                                                                   ------------

               TOTAL COMMON STOCKS (COST $42,050,206) .........    $ 62,915,109
                                                                   ------------

================================================================================
     FACE
    AMOUNT     REPURCHASE AGREEMENTS(B) -- 1.1%                        VALUE
--------------------------------------------------------------------------------
$   679,000    Firstar Bank, 3.75%, dated 03/31/1999,
                 due 04/01/1999, repurchase proceeds
                 $679,071 (Cost $679,000) .....................    $    679,000
                                                                   ------------

               TOTAL INVESTMENTS AND REPURCHASE
                 AGREEMENTS AT VALUE -- 100.3% ................    $ 63,594,109

               LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.3)%         (178,141)
                                                                   ------------

               NET ASSETS -- 100.0% ...........................    $ 63,415,968
                                                                   ============

(a)  Non-income producing security.

(b) Joint repurchase agreement is fully collateralized by $28,093,565 U.S. Treasury Note, 5.625%, due 02/28/2001. The aggregate market value of the collateral at March 31, 1999 was $28,533,385. The Fund's pro-rata interest in the collateral at March 31, 1999 was $703,390.

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999
================================================================================
      PAR      VIRGINIA FIXED RATE REVENUE AND GENERAL
     VALUE     OBLIGATION (GO) BONDS -- 95.8%                          VALUE
--------------------------------------------------------------------------------
               Alexandria, Virginia, Industrial
                 Dev. Authority, Revenue,
$   900,000      3.00%, adjustable rate, due 07/01/2022 .......    $    900,000
               Arlington Co., Virginia, GO,
    300,000      5.60%, due 08/01/2006 ........................         327,030
  1,000,000      5.00%, due 10/01/2013 ........................       1,030,010
               Brunswick Co., Virginia, Industrial
                 Dev. Authority, Revenue,
    300,000      5.45%, due 07/01/2006 ........................         324,183
               Chesterfield Co., Virginia, GO,
    350,000      6.25%, due 07/15/2005 ........................         376,068
    750,000      4.00%, due 01/01/2006 ........................         751,283
               Fairfax Co., Virginia, GO,
    350,000      5.60%, due 05/01/2003 ........................         357,196
    600,000      5.00%, due 06/01/2014 ........................         610,560
               Fairfax Co., Virginia, Park Authority, Revenue,
    300,000      6.25%, due 07/15/2005 ........................         326,064
               Fairfax Co., Virginia, Sewer, Revenue,
    350,000      5.625%, due 07/15/2008 .......................         383,863
               Hanover Co., Virginia, Industrial
                 Dev. Authority, Revenue,
    225,000      6.25%, due 10/01/2011 ........................         241,229
               Henrico Co., Virginia, GO,
    500,000      4.70%, due 01/15/2002 ........................         514,820
               Henrico Co., Virginia, Water and Sewer, Revenue,
    500,000      4.625%, due 05/01/2017 .......................         475,830
               James City Co., Virginia, GO,
    500,000      5.25%, due 12/15/2015 ........................         513,315
               Loudoun Co., Virginia, GO,
    300,000      5.50%, due 06/01/2009 ........................         324,855
               Lynchburg, Virginia, GO,
    500,000      5.30%, due 05/01/2014 ........................         520,000
               Medical College of Virginia Hospitals
                 Authority, Revenue,
    700,000      5.00%, due 07/01/2013 ........................         703,535
               Newport News, Virginia, GO,
    400,000      5.40%, due 07/01/2002 ........................         405,240
    400,000      5.15%, due 01/01/2010 ........................         414,728
               Norfolk, Virginia, GO,
    300,000      5.75%, due 06/01/2011 ........................         321,756
    500,000      5.00%, due 07/01/2014 ........................         506,365
               Petersburg, Virginia, GO,
    500,000      5.125%, due 01/15/2013 .......................         515,295
               Peumansend Creek, Virginia, Regional
                 Jail Authority, Revenue,
    300,000      5.75%, due 06/01/2017 ........................         320,454
               Pittsylvania Co., Virginia, GO,
    300,000      5.65%, due 07/01/2006 ........................         328,833
               Portsmouth, Virginia, GO,
    800,000      5.00%, due 08/01/2017 ........................         797,096
               Prince William Co., Virginia, GO,
    400,000      4.90%, due 08/01/2005 ........................         420,172
               Prince William Co., Virginia, Park Authority, Revenue,
    250,000      6.10%, due 10/15/2004 ........................         273,330

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
      PAR      VIRGINIA FIXED RATE REVENUE AND GENERAL
     VALUE     OBLIGATION (GO) BONDS -- 95.8% (CONTINUED)              VALUE
--------------------------------------------------------------------------------
               Prince William Co., Virginia, Service Auth.
                 Water & Sewer, Revenue,
$   500,000      5.00%, due 07/01/2003 ........................    $    523,315
               Richmond, Virginia, GO,
    400,000      6.25%, due 01/15/2018 ........................         423,872
               Richmond, Virginia, Metropolitan Authority,
                 Expressway, Revenue,
    500,000      6.05%, due 07/15/2005 ........................         541,815
               Richmond, Virginia, Redev. & Housing
                 Authority, Revenue,
    500,000      5.00%, due 03/01/2018 ........................         493,360
               Riverside, Virginia, Regional Jail Authority, Revenue,
    300,000      5.30%, due 07/01/2002 ........................         314,553
               Roanoke, Virginia, GO,
    700,000      5.00%, due 08/01/2012 ........................         717,269
    300,000      6.40%, due 08/01/2012 ........................         326,331
               Spotsylvania Co., Virginia, GO,
    400,000      5.75%, due 07/15/2011 ........................         430,944
               Suffolk, Virginia, GO,
    350,000      5.80%, due 06/01/2011 ........................         381,052
               Upper Occoquan, Virginia, Sewer Authority, Revenue,
    700,000      5.00% due 07/01/2015 .........................         703,549
               Virginia Beach, Virginia, GO,
    325,000      6.20%, due 09/01/2013 ........................         365,593
               Virginia College Building Authority,
                 Educational Facilities, Revenue,
    885,000      3.05%, floating rate, due 11/01/2026 .........         885,000
               Virginia Commonwealth University, Revenue,
    250,000      5.75%, due 05/01/2006 ........................         274,162
               Virginia Polytechnic Institute and
                 State University, Revenue,
    625,000      5.45%, due 06/01/2013 ........................         659,256
               Virginia State, GO,
    500,000      5.25%, due 07/01/2011 ........................         526,595
    500,000      5.375%, due 06/01/2015 .......................         519,990
               Virginia State Housing Dev. Authority,
                 Commonwealth Mortgages, Revenue,
    150,000      5.60%, due 01/01/2002 ........................         154,415
               Virginia State Housing Dev. Authority,
                 Multi-Family, Revenue,
    150,000      6.60%, due 11/01/2012 ........................         163,401
    150,000      6.30%, due 11/01/2015 ........................         161,268
               Virginia State Public Building Authority, Revenue,
    500,000      6.00%, due 08/01/2003 ........................         529,810
               Virginia State Public School Authority, Revenue,
    750,000      5.25%, due 08/01/2009 ........................         804,368
               Virginia State Resource Authority,
                 Solid Waste Disposal System, Revenue,
    500,000      5.50%, due 04/01/2015 ........................         519,995
               Virginia State Transportation Board, Revenue,
    350,000      6.25%, due 05/15/2012, prerefunded 05/15/2004          389,847
               Winchester, Virginia, Industrial Dev.
                 Authority, Educational Facilities, Revenue,
    500,000      5.00% due 10/01/2018 .........................         493,870
               York Co., Virginia, Certificates of
                 Participation, Revenue,
    250,000      6.625%, due 03/01/2012 .......................         261,542
                                                                   ------------

               TOTAL VIRGINIA FIXED RATE REVENUE AND GENERAL
                 OBLIGATION (GO) BONDS (COST $23,884,473) .....    $ 24,548,282
                                                                   ------------

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
     SHARES    MONEY MARKETS -- 2.8%                                   VALUE
--------------------------------------------------------------------------------
    715,637    Firstar Tax-Free Fund (Cost $715,637) ..........    $    715,637
                                                                   ------------

               TOTAL INVESTMENTS AT VALUE
                 (COST $24,600,110) -- 98.6% ..................    $ 25,263,919

               OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.4% ..         361,876
                                                                   ------------

               NET ASSETS -- 100.0% ...........................    $ 25,625,795
                                                                   ============

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 1999
================================================================================
     SHARES    COMMON STOCKS -- 96.2%                                  VALUE
--------------------------------------------------------------------------------
               AUSTRALIA -- 2.2%
     85,700    Australia and New Zealand Banking Group Ltd. ...    $    619,669
    126,126    Coca-Cola Amatil Ltd. ..........................         544,796
                                                                   ------------
                                                                      1,164,465
                                                                   ------------
               BELGIUM -- 1.4%
     11,380    Kredietbank NV .................................         758,651
                                                                   ------------
               CANADA -- 2.5%
     18,100    BCE, Inc. ......................................         798,635
     11,200    The Seagram Company Ltd. .......................         560,814
                                                                   ------------
                                                                      1,359,449
                                                                   ------------
               FRANCE -- 8.8%
      4,314    Groupe Danone ..................................       1,085,639
      8,970    Suez Lyonnaise des Eaux ........................       1,659,840
     11,129    Valeo SA .......................................         871,078
      4,685    Vivendi ........................................       1,152,701
                                                                   ------------
                                                                      4,769,258
                                                                   ------------
               GERMANY -- 5.1%
      7,721    DaimlerChrysler AG .............................         671,849
     17,517    Hoechst AG .....................................         759,291
     10,500    Mannesmann AG ..................................       1,341,025
                                                                   ------------
                                                                      2,772,165
                                                                   ------------
               GREECE -- 0.4%
      8,840    Hellenic Telecommunications Organization SA (OTE)        214,366
                                                                   ------------
               HONG KONG -- 1.8%
     72,000    Cheung Kong (Holdings) Ltd. ....................         548,157
     57,000    Hutchison Whampoa Ltd. .........................         448,668
                                                                   ------------
                                                                        996,825
                                                                   ------------
               INDIA -- 0.3%
      4,220    Richter Gedeon Rt. - GDR .......................         136,871
                                                                   ------------
               ITALY -- 9.9%
    330,623    Banca Nazionale del Lavoro (BNL)(a) ............       1,156,488
      9,100    Banca Popolare di Bergamo Credito Varesino SpA .         230,872
    167,922    Credito Italiano SpA ...........................         906,443
    116,200    Mediaset SpA ...................................       1,092,665
    186,202    Telecom Italia SpA .............................       1,978,073
                                                                   ------------
                                                                      5,364,541
                                                                   ------------
               JAPAN -- 18.3%
     24,000    Canon, Inc. ....................................         593,768
     25,000    Denso Corporation ..............................         490,796
        500    Isetan Company .................................           4,771
     11,000    Ito-Yokado Company Ltd. ........................         707,760
     26,000    Kao Corporation ................................         574,094
     33,000    Matsushita Electric Industrial Company Ltd. ....         643,671

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
     SHARES    COMMON STOCKS -- 96.2% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
               JAPAN -- 18.3% (CONTINUED)
     13,000    Murata Manufacturing Company Ltd. ..............    $    691,548
     35,000    Nikko Securities Co., Ltd. .....................         162,543
        103    Nippon Telegraph and Telephone Corporation .....       1,008,866
     27,000    Nomura Securities Company Ltd. .................         282,699
         36    NTT Mobile Communication Network, Inc. .........       1,778,266
      7,000    Rohm Company ...................................         836,359
    167,000    Sakura Bank, Ltd. ..............................         506,232
        660    Shohkoh Fund & Co., Ltd. .......................         334,375
     18,000    Takeda Chemical Industries .....................         697,627
      3,700    Takefugi Corporation ...........................         284,303
     42,000    Toshiba Corporation ............................         286,904
                                                                   ------------
                                                                      9,884,582
                                                                   ------------
               NETHERLANDS -- 9.2%
     13,500    Gucci Group NV - ADR ...........................       1,086,750
     27,014    KPN NV .........................................       1,074,705
      5,058    Laurus NV ......................................         122,852
     13,310    Royal Dutch Petroleum Company ..................         707,697
     22,128    Vendex International NV ........................         533,928
     36,406    VNU NV .........................................       1,418,871
                                                                   ------------
                                                                      4,944,803
                                                                   ------------
               NEW ZEALAND -- 1.7%
    192,383    Telecom Corporation of New Zealand Ltd. ........         935,692
                                                                   ------------
               PHILIPPINES -- 0.4%
    540,000    Filinvest Land, Inc.(a) ........................          44,594
     24,192    Metropolitan Bank & Trust Company(a) ...........         191,975
                                                                   ------------
                                                                        236,569
                                                                   ------------
               PORTUGAL -- 1.6%
     18,904    Portugal Telecom SA ............................         846,759
                                                                   ------------
               SINGAPORE -- 0.2%
     12,000    Development Bank of Singapore Ltd. .............          90,946
                                                                   ------------
               SPAIN -- 3.8%
     55,549    Argentaria SA ..................................       1,334,948
     16,826    Telefonica de Espana ...........................         713,716
                                                                   ------------
                                                                      2,048,664
                                                                   ------------
               SWEDEN -- 2.4%
     15,760    Hennes and Mauritz AB - Class B ................       1,188,277
      7,710    Skandinaviska Enskilda Banken - Class A ........          94,230
                                                                   ------------
                                                                      1,282,507
                                                                   ------------
               SWITZERLAND -- 4.7%
        581    Novartis AG ....................................         942,491
         89    Roche Holding AG - Genusschein .................       1,085,366
        796    Schweizerische Lebensversicherungs
                  -und Rentenanstalt ..........................         507,147
                                                                   ------------
                                                                      2,535,004
                                                                   ------------
30

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
     SHARES    COMMON STOCKS -- 96.2% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
               UNITED KINGDOM -- 21.5%
     36,943    Allied Zurich PLC ..............................    $    498,261
    318,671    ASDA Group PLC .................................         781,934
    202,380    British Aerospace PLC ..........................       1,351,730
     89,143    British American Tobacco PLC ...................         741,819
     86,375    British Sky Broadcasting Group PLC .............         745,281
     94,155    Diageo PLC .....................................       1,063,201
     47,580    Glaxo Wellcome PLC .............................       1,592,238
     50,079    Imperial Chemical Industries PLC ...............         447,059
     41,592    Railtrack Group PLC ............................         952,073
     66,944    Reed International PLC .........................         609,502
    168,537    Somerfield PLC .................................         863,820
    105,931    Vodafone Group PLC .............................       1,978,521
                                                                   ------------
                                                                     11,625,439
                                                                   ------------

               TOTAL COMMON STOCKS (COST $40,485,195) .........    $ 51,967,556

               OTHER ASSETS IN EXCESS OF LIABILITIES -- 3.8%          2,051,701
                                                                   ------------

               NET ASSETS -- 100.0%                                $ 54,019,257
                                                                   ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
================================================================================

To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

     We have audited the accompanying statements of assets and liabilities of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (each a series of The Williamsburg Investment Trust), including the portfolios of investments, as of March 31, 1999, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund as of March 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.

                                                        Tait, Weller & Baker

Philadelphia, Pennsylvania
April 30, 1999

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                                                                              33

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34

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                                                                              35

THE JAMESTOWN FUNDS

INVESTMENT ADVISER
Lowe, Brockenbrough & Company, Inc.
6620 West Broad Street
Suite 300
Richmond, Virginia 23230

ADMINISTRATOR
Countrywide Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1-800-443-4249

INDEPENDENT AUDITORS
Tait, Weller & Baker
Eight Penn Center Plaza, Suite 800
Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough, III
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Fred T. Tattersall
Erwin H. Will, Jr.
Samuel B. Witt, III

--------------------------------------------------------------------------------

                            THE TATTERSALL BOND FUND
                            ------------------------

                               No Load Mutual Fund


                                  ANNUAL REPORT
                                 March 31, 1999


      INVESTMENT ADVISER                                  ADMINISTRATOR
TATTERSALL ADVISORY GROUP, INC.                  COUNTRYWIDE FUND SERVICES, INC.
 6802 Paragon Place, Suite 200                            P.O. Box 5354
 Richmond, Virginia 23230-1655                     Cincinnati, Ohio 45201-5354
        1.804.289.2663                                   1.800.443.4249

--------------------------------------------------------------------------------

                              THE TATTERSALL FUNDS

Dear Tattersall Bond Fund Shareholder:

All of us at Tattersall Advisory Group are excited about the opportunities our clients will have through our association with The First Capital Group of First Union. As a result of access to First Capital Group's additional research and human resources, we will soon be able to incorporate enhanced investment capabilities into our products. Although this will not occur immediately, we should be able to utilize these enhancing strategies by year-end. We would like to emphasize the fact that we will remain an autonomous company with the same people, the same investment philosophy, the same investment process, and the same location. Another benefit afforded by the merger and one specifically for Bond Fund clients, will take the form of lower expenses within the Fund. Overall expenses paid will be reduced by 15 to 20% immediately upon formal shareholder approval of the merger between The Tattersall Bond Fund and Evergreen's current institutional Core Bond Fund.

The Tattersall Bond Fund continues to perform well, relative to the Lehman Aggregate Index. The Fund's returns are as follows:

                           Bond Fund             Lehman Aggregate
1Qtr99                       -0.04%                    -0.51%
1 Year                        6.33%                     6.27%
3 Years                      11.49%                    11.09%
5 Years                       8.12%                     8.03%
Since Inception               7.81%                     8.22%

As always we ask that you feel free to call should you have any questions or if we may be of any assistance.

Sincerely,

/s/ Craig D. Truitt

Craig D. Truitt
Vice President
Tattersall Funds

     Shareholder Services o Countrywide Fund Services, Inc. o P.O. Box 5354
                   Cincinnati, Ohio 45201-5354 o 800-443-4249

 Investment Advisor o Tattersal Advisory Group o 6802 Paragon Place, Suite 200
                  Richmond, Virginia 23230-1655 o 804-289-2663

                            THE TATTERSALL BOND FUND
--------------------------------------------------------------------------------
  Comparison of the Change in Value of a $10,000 Investment in The Tattersall Bond Fund, the Lehman Brothers Government Corporate Index, the Consumer Price
                 Index and the Lehman Brothers Aggregate Index

                                                       03/31/99
                                                       --------
The Tattersall Bond Fund                               $18,737
Lehman Brothers Government Corporate Index             $19,336
Consumer Price Index                                   $12,263
Lehman Brothers Aggregate Index                        $19,331
--------------------------------------------------------------------------------

                    ---------------------------------------
                            The Tattersall Bond Fund
                          Average Annual Total Returns

                    1 Year     5 Years     Since Inception*
                     6.53%      7.94%            7.87%
                    ---------------------------------------

              * Initial public offering of shares was July 3, 1989

           Past performance is not predictive of future performance.

                            THE TATTERSALL BOND FUND

                       STATEMENT OF ASSETS AND LIABILITIES

                                 March 31, 1999


ASSETS
   Investments in securities:
      At acquisition cost                                         $ 103,941,499
                                                                  =============
      At value (Note 1)                                           $ 104,555,927
   Investments in repurchase agreements (Note 1)                      9,779,000
   Cash                                                                     631
   Interest and dividends receivable                                  1,187,714
   Receivable for securities sold                                     7,228,233
   Receivable for capital shares sold                                     3,721
   Other assets                                                           6,353
                                                                  -------------
      TOTAL ASSETS                                                  122,761,579
                                                                  -------------
LIABILITIES
   Dividends payable                                                     65,219
   Payable for securities purchased                                  10,903,286
   Payable for capital shares redeemed                                    6,459
   Accrued investment advisory fees (Note 3)                             24,938
   Accrued administration fees (Note 3)                                   7,200
   Accrued distribution expenses (Note 3)                                   978
   Other accrued expenses and liabilities                                 3,869
                                                                  -------------
      TOTAL LIABILITIES                                              11,011,949
                                                                  -------------

NET ASSETS                                                        $ 111,749,630
                                                                  =============
Net assets consist of:
Paid-in capital                                                   $ 111,144,935
Distributions in excess of net realized gains                            (9,733)
Net unrealized appreciation on investments                              614,428
                                                                  -------------
   Net assets                                                     $ 111,749,630
                                                                  =============
PRICING OF INSTITUTIONAL SHARES
Net assets applicable to Institutional Shares                     $ 109,028,154
                                                                  =============
Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value)                        10,212,863
                                                                  =============
Net asset value, offering price and
   redemption price per share (Note 1)                            $       10.68
                                                                  =============
PRICING OF SERVICE GROUP SHARES
Net assets applicable to Service Group Shares                     $   2,721,476
                                                                  =============
Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value)                           254,932
                                                                  =============
Net asset value, offering price and
   redemption price per share (Note 1)                            $       10.68
                                                                  =============

See accompanying notes to financial statements.

                            THE TATTERSALL BOND FUND

                             STATEMENT OF OPERATIONS

                            Year Ended March 31, 1999


INVESTMENT INCOME
   Interest                                                         $ 6,473,084
   Dividends                                                            483,139
                                                                    -----------
      TOTAL INVESTMENT INCOME                                         6,956,223
                                                                    -----------

EXPENSES
   Investment advisory fees (Note 3)                                    418,525
   Administration fees (Note 3)                                          98,726
   Custodian fees                                                        18,459
   Professional fees                                                     15,245
   Pricing costs                                                         15,146
   Trustees' fees and expenses                                            8,220
   Printing of shareholder reports                                        7,441
   Registration fees                                                      6,234
   Distribution expenses, Service Group Shares (Note 3)                   4,201
   Postage and supplies                                                   3,799
   Insurance expense                                                      3,269
   Other expenses                                                         4,317
                                                                    -----------
      TOTAL EXPENSES                                                    603,582
   Fees waived by the Adviser (Note 3)                                  (23,693)
   Expenses reimbursed through a directed
      brokerage arrangement (Note 4)                                    (18,717)
                                                                    -----------
      NET EXPENSES                                                      561,172
                                                                    -----------

NET INVESTMENT INCOME                                                 6,395,051
                                                                    -----------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
   Net realized gains from security transactions                      1,960,347
   Net change in unrealized appreciation/
      depreciation on investments                                    (1,449,745)
                                                                    -----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                        510,602
                                                                    -----------

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $ 6,905,653
                                                                    ===========

See accompanying notes to financial statements.

                            THE TATTERSALL BOND FUND

                       STATEMENTS OF CHANGES IN NET ASSETS

                       Years Ended March 31, 1999 and 1998

                                                                                     YEAR              YEAR
                                                                                    ENDED             ENDED
                                                                                   MARCH 31,         MARCH 31,
                                                                                     1999              1998
                                                                                -------------     -------------
FROM OPERATIONS
   Net investment income                                                        $   6,395,051     $   5,273,886
   Net realized gains from security transactions                                    1,960,347         1,826,210
   Net change in unrealized appreciation/depreciation
      on investments                                                               (1,449,745)        2,574,722
                                                                                -------------     -------------
Net increase in net assets from operations                                          6,905,653         9,674,818
                                                                                -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income, Institutional Shares                                (6,248,934)       (5,189,396)
   From net investment income, Service Group Shares                                  (154,241)          (99,842)
   From net realized gains from security transactions, Institutional Shares        (2,212,023)               --
   From net realized gains from security transactions, Service Group Shares           (55,284)               --
                                                                                -------------     -------------
Decrease in net assets from distributions to shareholders                          (8,670,482)       (5,289,238)
                                                                                -------------     -------------
FROM CAPITAL SHARE TRANSACTIONS
INSTITUTIONAL SHARES
   Proceeds from shares sold                                                       17,978,857        15,597,164
   Net asset value of shares issued in reinvestment
      of distributions to shareholders                                              8,176,315         5,049,237
   Payments for shares redeemed                                                   (11,649,216)       (5,227,155)
                                                                                -------------     -------------
Net increase in net assets from Institutional Shares transactions                  14,505,956        15,419,246
                                                                                -------------     -------------
SERVICE GROUP SHARES
   Proceeds from shares sold                                                          378,203         4,316,277
   Net asset value of shares issued in reinvestment
      of distributions to shareholders                                                209,525            99,842
   Payments for shares redeemed                                                      (897,925)       (1,401,739)
                                                                                -------------     -------------
Net increase (decrease) in net assets from Service Group Shares transactions         (310,197)        3,014,380
                                                                                -------------     -------------

TOTAL INCREASE IN NET ASSETS                                                       12,430,930        22,819,206

NET ASSETS
   Beginning of year                                                               99,318,700        76,499,494
                                                                                -------------     -------------
   End of year - (including undistributed net investment
      income of $0 and $8,124, respectively)                                    $ 111,749,630     $  99,318,700
                                                                                =============     =============
CAPITAL SHARE ACTIVITY
INSTITUTIONAL SHARES
   Sold                                                                             1,641,524         1,446,450
   Reinvested                                                                         747,985           472,113
   Redeemed                                                                        (1,063,344)         (486,114)
                                                                                -------------     -------------
   Net increase in shares outstanding                                               1,326,165         1,432,449
   Shares outstanding, beginning of year                                            8,886,698         7,454,249
                                                                                -------------     -------------
   Shares outstanding, end of year                                                 10,212,863         8,886,698
                                                                                =============     =============
SERVICE GROUP SHARES
   Sold                                                                                34,302           402,367
   Reinvested                                                                          19,167             9,229
   Redeemed                                                                           (81,847)         (128,286)
                                                                                -------------     -------------
   Net increase (decrease) in shares outstanding                                      (28,378)          283,310
   Shares outstanding, beginning of year                                              283,310                --
                                                                                -------------     -------------
   Shares outstanding, end of year                                                    254,932           283,310
                                                                                =============     =============

                 See accompanying notes to financial statements.

                 THE TATTERSALL BOND FUND - INSTITUTIONAL SHARES

                              FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

                                                                                     YEARS ENDED MARCH 31,
                                                                ----------------------------------------------------------------

                                                                  1999          1998          1997          1996          1995
                                                                --------      --------      --------      --------      --------

Net asset value at beginning of year                            $  10.83      $  10.26      $  10.39      $   9.97      $  10.15
                                                                --------      --------      --------      --------      --------
Income from investment operations:
   Net investment income                                            0.61          0.58          0.68          0.70          0.62
   Net realized and unrealized gains (losses) on investments        0.09          0.63         (0.12)         0.41         (0.18)
                                                                --------      --------      --------      --------      --------
Total from investment operations                                    0.70          1.21          0.56          1.11          0.44
                                                                --------      --------      --------      --------      --------
Less distributions:
   Dividends from net investment income                            (0.63)        (0.64)        (0.69)        (0.69)        (0.62)
   Distributions from net realized gains                           (0.22)           --            --            --            --
                                                                --------      --------      --------      --------      --------
Total distributions                                                (0.85)        (0.64)        (0.69)        (0.69)        (0.62)
                                                                --------      --------      --------      --------      --------

Net asset value at end of year                                  $  10.68      $  10.83      $  10.26      $  10.39      $   9.97
                                                                ========      ========      ========      ========      ========

Total return                                                       6.53%        12.06%         5.52%        11.23%         4.56%
                                                                ========      ========      ========      ========      ========

Net assets at end of year (000's)                               $109,028      $ 96,250      $ 76,499      $ 74,774      $ 72,029
                                                                ========      ========      ========      ========      ========

Ratio of gross expenses to average net assets                      0.54%         0.53%         0.53%         0.56%         0.57%

Ratio of net expenses to average net assets (a)                    0.50%         0.50%         0.50%         0.53%         0.53%

Ratio of net investment income to average net assets               5.73%         6.06%         6.48%         6.54%         6.28%

Portfolio turnover rate                                             221%          235%          207%          268%          381%

(a) Ratios were determined based on net expenses after investment advisory fee waivers for the years ended March 31, 1999 and 1998 (Note 3) and expense reimbursements through a directed brokerage arrangement (Note 4).

See accompanying notes to financial statements.

                 THE TATTERSALL BOND FUND - SERVICE GROUP SHARES

                              FINANCIAL HIGHLIGHTS

                    Selected Per Share Data and Ratios for a
                    Share Outstanding Throughout Each Period

                                                             YEAR         PERIOD
                                                            ENDED         ENDED
                                                           MARCH 31,     MARCH 31,
                                                             1999        1998 (A)
                                                           --------      --------
Net asset value at beginning of period                     $  10.83      $  10.69
                                                           --------      --------
Income from investment operations:
       Net investment income                                   0.61          0.37
       Net realized and unrealized gains on investments        0.07          0.08
                                                           --------      --------
Total from investment operations                               0.68          0.45
                                                           --------      --------
Less distributions:
       Dividends from net investment income                   (0.61)        (0.31)
       Distributions from net realized gains                  (0.22)           --
                                                           --------      --------
Total distributions                                           (0.83)        (0.31)
                                                           --------      --------

Net asset value at end of period                           $  10.68      $  10.83
                                                           ========      ========

Total return                                                  6.37%         8.55%(c)
                                                           ========      ========

Net assets at end of period (000's)                        $  2,721      $  3,069
                                                           ========      ========

Ratio of gross expenses to average net assets                 0.69%         0.68%(c)

Ratio of net expenses to average net assets (b)               0.65%         0.65%(c)

Ratio of net investment income to average net assets          5.59%         5.96%(c)

Portfolio turnover rate                                        221%          235%

(a) Represents the period from the initial public offering of Service Group Shares (October 2, 1997) through March 31, 1998.

(b) Ratios were determined based on net expenses after investment advisory fee waivers (Note 3) and expense reimbursements through a directed brokerage arrangement (Note 4).

(c)  Annualized.

See accompanying notes to financial statements.

                            THE TATTERSALL BOND FUND

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 1999

 PAR VALUE                                                             VALUE
 ---------                                                             -----
               U.S. TREASURY OBLIGATIONS - 16.3%
               U.S. TREASURY BONDS - 8.5%
$ 7,450,000      8.125%, due 08/15/2021                            $  9,469,620
                                                                   ------------
               U.S. TREASURY NOTES - 6.8%
  6,015,000      5.75%, due 10/31/2002                                6,125,917
  1,380,000      7.00%, due 07/15/2006                                1,509,803
                                                                   ------------
                                                                      7,635,720
                                                                   ------------
               U.S. TREASURY INFLATION-PROTECTION NOTES - 1.0%
  1,152,213      3.375%, due 01/15/2007                               1,109,005
                                                                   ------------

               TOTAL U.S. TREASURY OBLIGATIONS (COST $18,336,756)  $ 18,214,345
                                                                   ------------

               MORTGAGE-BACKED SECURITIES - 38.1%
               FEDERAL HOME LOAN MORTGAGE CORPORATION - 7.3%
$   825,000      Pool #1197-H, 6.75%, due 02/15/2007               $    840,205
  1,000,000      Pool #1457-PK, 7.00%, due 01/15/2008                 1,033,750
    925,000      Pool #1460-I, 7.00%, due 01/15/2008                    957,079
    834,652      Pool #E00220, 7.00%, due 06/01/2008                    854,084
    825,000      Pool #1655-HB, 6.50%, due 10/15/2008                   841,236
  1,375,000      Series #2110-PJ, 6.00%, due 08/15/2019               1,371,122
  1,076,227      Series #1251-Z, 8.00%, due 04/15/2022                1,125,324
  1,175,000      Series #2132-PD, 6.00%, due 11/15/2027               1,137,180
                                                                   ------------
                                                                      8,159,980
                                                                   ------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION - 17.9%
  1,181,081      Pool #375139, 7.13%, due 05/01/2004                  1,234,599
  1,453,618      Pool #375299, 6.81%, due 08/01/2004                  1,502,677
    592,534      Pool #73061, 8.66%, due 01/01/2005                     651,787
    616,662      Pool #73126, 7.00%, due 07/01/2005                     635,661
  1,503,000      Series #92-52G, 8.00%, due 04/25/2007                1,589,888
    650,052      Series #92-61-ZB, 7.50%, due 05/25/2007                675,644
    765,000      Series #92-179-H, 7.00%, due 09/01/2007                783,406
    543,154      Pool #375538, 6.70%, due 11/01/2007                    560,722
    973,132      Pool #381276, 5.99%, due 01/01/2009                    966,746
    535,000      TBA, 6.09%, due 05/01/2009                             531,489
  1,410,000      Series #96-53-PG, 6.50%, due 12/18/2011              1,425,411
  1,425,000      TBA, 6.00%, due 04/01/2014                           1,413,867
    628,956      Series #G92-23-Z, 7.50%, due 05/25/2021                664,335
    808,255      Series #G92-44-Z, 8.00%, due 07/25/2022                854,472
  1,508,080      Pool #426608, 6.00%, due 10/01/2028                  1,466,035
    572,548      Pool #442336, 6.00%, due 10/01/2028                    556,586
  1,353,113      Pool #443196, 6.00%, due 10/01/2028                  1,315,388
    584,399      Pool #444515, 6.50%, due 10/01/2028                    581,898
    964,485      Pool #451862, 6.50%, due 11/01/2028                    960,357
    650,582      Pool #456436, 6.00%, due 12/01/2028                    632,444
  1,000,000      TBA, 6.00%, due 04/01/2029                             971,563
                                                                   ------------
                                                                     19,974,975
                                                                   ------------

                            THE TATTERSALL BOND FUND

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 1999

 PAR VALUE                                                             VALUE
 ---------                                                             -----
                MORTGAGE-BACKED SECURITIES - CONTINUED
               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 10.7%
$   919,195      Pool #780897, 7.50%, due 09/15/2010               $    949,988
     58,769      Pool #223997, 8.85%, due 05/15/2018                     62,921
    456,932      Pool #224002, 8.85%, due 07/15/2018                    489,219
    103,000      Pool #316205, 7.50%, due 02/15/2022                    106,352
  1,406,943      Pool #373331, 7.50%, due 05/15/2022                  1,452,725
    284,021      Pool #333658, 7.50%, due 01/15/2023                    293,263
    245,835      Pool #349314, 7.50%, due 02/15/2023                    253,835
    586,194      Pool #342526, 7.50%, due 02/15/2023                    605,269
    524,914      Pool #352143, 7.50%, due 07/15/2023                    541,994
    663,848      Pool #780798, 7.50%, due 12/15/2027                    684,201
  2,082,227      Pool #780728, 7.50%, due 03/15/2028                  2,146,068
  1,649,667      Pool #2660, 7.50%, due 10/20/2028                    1,694,060
  1,408,773      Pool #503000, 6.50%, due 02/15/2029                  1,403,546
  1,250,000      TBA, 7.50%, due 05/15/2029                           1,285,547
                                                                   ------------
                                                                     11,968,988
                                                                   ------------
               OTHER MORTGAGE-BACKED SECURITIES - 2.2%
               Contimortgage Home Equity Loan Trust #98-2-A4,
    925,000      6.19%, due 01/15/2014                                  921,235
               GMAC Commercial Mortgage Securities, Inc. #98-C1-A2,
    625,000      6.70%, due 03/15/2008                                  636,133
               GS Mortgage Securities Corporation II #98-C1-A2,
    875,000      6.62%, due 10/18/2030                                  880,196
                                                                   ------------
                                                                      2,437,564
                                                                   ------------

               TOTAL MORTGAGE-BACKED SECURITIES (COST $42,583,006) $ 42,541,507
                                                                   ------------
               ASSET-BACKED SECURITIES - 6.7%
               STUDENT LOAN MARKETING ASSOCIATION - 4.6%
$ 1,845,962      Series #97-2-A1, 5.042%, adjustable rate,
                   due 10/25/2005                                  $  1,837,237
  1,568,080      Series #97-3-A1, 5.604%, adjustable rate,
                   due 04/25/2006                                     1,561,342
  1,770,140      Series #98-1-A1, 5.212%, adjustable rate,
                   due 01/25/2007                                     1,765,645
                                                                   ------------
                                                                      5,164,224
                                                                   ------------

                            THE TATTERSALL BOND FUND

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 1999

 PAR VALUE                                                             VALUE
 ---------                                                             -----
               ASSET-BACKED SECURITIES - CONTINUED
               OTHER ASSET-BACKED SECURITIES - 2.1%
               CIT RV Trust #95-B-A1,
$   165,331      6.50%, due 04/15/2011                             $    167,066
               CIT RV Trust #96-A-A1,
    413,917      5.40%, due 12/15/2011                                  412,675
               Fleetwood Credit Corporation Grantor Trust #94-A-A,
    333,684      4.70%, due 07/15/2009                                  328,679
               Fleetwood Credit Corporation Grantor Trust #96-A-A,
    316,937      6.75%, due 10/15/2011                                  322,008
               Green Tree Financial Corporation #98-A,
  1,104,418      6.18%, due 06/15/2019                                1,107,179
                                                                   ------------
                                                                      2,337,607
                                                                   ------------

               TOTAL ASSET-BACKED SECURITIES (COST $7,494,857)     $  7,501,831
                                                                   ------------
               CORPORATE BONDS - 24.3%
               Alcoa, Inc.,
$   775,000      6.50%, due 06/15/2018                             $    752,169
               Associates Corporation N.A.,
    700,000      5.75%, due 10/15/2003                                  695,639
               Avalon Properties, Inc.,
    485,000      6.625%, due 01/15/2005                                 479,141
               Bank of New York Company, Inc.,
    610,000      6.50%, due 12/01/2003                                  623,926
               BellSouth Telecommunications,
    445,000      6.375%, due 06/01/2028                                 423,791
               Beneficial Corporation Medium Term Notes,
    800,000      6.33%, due 10/09/2001                                  805,288
               Boeing Company,
    350,000      6.625%, due 02/15/2038                                 332,626
               BRE Properties, Inc.,
    425,000      7.125%, due 02/15/2013                                 402,815
               Coca-Cola Enterprises,
    440,000      6.75%, due 01/15/2038                                  428,630
               Dana Corporation,
    425,000      7.00%, due 03/15/2028                                  413,359

                            THE TATTERSALL BOND FUND

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 1999

 PAR VALUE                                                             VALUE
 ---------                                                             -----
               CORPORATE BONDS - CONTINUED
               Duke Realty LP,
$   470,000      7.05%, due 03/01/2006                             $    471,316
               Equity Residential Properties Trust,
    875,000      6.55%, due 11/15/2001                                  879,121
    450,000      6.63%, due 04/13/2005                                  444,384
               Finova Capital Corporation,
    385,000      6.25%, due 08/15/2000                                  387,749
               Firstar Bank Milwaukee,
  2,450,000      6.25%, due 12/01/2002                                2,478,322
               Ford Motor Company,
    335,000      8.90%, due 01/15/2032                                  418,924
               Ford Motor Credit Company,
  1,395,000      5.80%, due 01/12/2009                                1,340,051
               General Motors Acceptance Corporation,
    500,000      5.85%, due 01/14/2009                                  481,380
               General Motors Acceptance Corporation Medium Term Notes,
    725,000      6.80%, due 04/17/2001                                  741,421
               General Motors Corporation,
    235,000      8.80%, due 03/01/2021                                  285,739
               Household Finance Corporation,
  1,000,000      6.50%, due 11/15/2008                                  997,970
               International Lease Finance Corporation Medium Term Notes,
  1,315,000      6.42%, due 09/11/2000                                1,329,005
               May Department Stores,
    275,000      7.45%, due 09/15/2011                                  300,908
    650,000      6.70%, due 09/15/2028                                  641,914
               Mellon Financial Company,
    915,000      7.625%, due 11/15/1999                                 928,167
               Morgan Stanley Dean Witter & Company,
    500,000      6.09%, due 03/09/2001                                  502,495
               National City Corporation,
    900,000      7.20%, due 05/15/2005                                  932,337
               Norwest Financial, Inc.,
    450,000      6.05%, due 11/19/1999                                  452,174
               PNC Funding Corporation,
    600,000      6.125%, due 02/15/2009                                 587,268
               Prologis Trust,
    450,000      7.00%, due 10/01/2003                                  450,711
               SBC Communications, Inc.,
    600,000      6.625%, due 11/01/2009                                 622,692

                            THE TATTERSALL BOND FUND

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 1999

 PAR VALUE                                                             VALUE
 ---------                                                             -----
               CORPORATE BONDS - CONTINUED
               Sears Roebuck Acceptance Corporation,
$ 1,500,000      5.63%, due 02/07/2001                             $  1,498,770
    750,000      6.86%, due 07/03/2001                                  766,762
    750,000      6.99%, due 09/30/2002                                  774,203
               Sprint Capital Corporation,
  1,240,000      6.875%, due 11/15/2028                               1,224,376
               Suntrust Banks,
    340,000      6.125%, due 02/15/2004                                 339,504
               Union Camp Corporation,
    325,000      6.50%, due 11/15/2007                                  325,400
               United Parcel Service of America, Inc.,
    420,000      8.375%, due 04/01/2030                                 503,979
               Wachovia Corporation,
    675,000      6.15%, due 03/15/2009                                  667,568
                                                                   ------------
               TOTAL CORPORATE BONDS (COST $27,118,496)            $ 27,131,994
                                                                   ------------

  SHARES
  ------
               CLOSED-END MUTUAL FUNDS - 8.2%
     37,400      Blackrock 1999 Term Trust, Inc.                   $    369,325
    241,400      Blackrock 2001 Term Trust, Inc.                      2,172,600
    104,700      Blackrock North American Government Income Trust     1,047,000
    125,300      Blackrock Strategic Term Trust, Inc.                 1,151,194
      7,400      Excelsior Income Shares, Inc.                          121,175
     15,500      First Commonwealth Fund                                160,812
    232,200      Hyperion 1999 Term Trust, Inc.                       1,683,450
    201,000      Hyperion 2002 Term Trust, Inc.                       1,695,938
      4,100      Hyperion 2005 Investment Grade
                   Opportunity Term Trust, Inc.                          34,594
     16,400      Income Opportunities Fund, Inc. - 1999                 159,900
     73,100      MFS Government Markets Income Trust                    466,012
     12,000      Morgan Stanley Dean Witter Government Income Trust     104,250
                                                                   ------------
               TOTAL CLOSED-END FUNDS (COST $8,408,384)            $  9,166,250
                                                                   ------------

               TOTAL INVESTMENTS AT VALUE
                 (COST $103,941,499) - 93.6%                       $104,555,927
                                                                   ------------

                            THE TATTERSALL BOND FUND

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 1999

FACE AMOUNT                                                            VALUE
-----------                                                            -----
               REPURCHASE AGREEMENTS (A) - 8.7%
               Firstar Bank., 3.75%, dated 03/31/99, due 04/01/99
$ 9,779,000      repurchase proceeds $9,780,019 (Cost $9,779,000)  $  9,779,000
                                                                   ------------

               TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS
                 AT VALUE - 102.3%                                 $114,334,927

               LIABILITIES IN EXCESS OF OTHER ASSETS - (2.3)%        (2,585,297)
                                                                   ------------

               NET ASSETS - 100.0%                                 $111,749,630
                                                                   ============

(a) Joint repurchase agreement is fully collateralized by $28,093,565 U.S. Treasury Note, 5.625%, due 02/28/2001. The aggregate market value of the collateral at March 31, 1999 was $28,533,385. The Fund's pro-rata interest in the collateral at March 31, 1999 was $10,130,236.

      See accompanying notes to financial statements.

                            THE TATTERSALL BOND FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1999

1.   SIGNIFICANT ACCOUNTING POLICIES

The Tattersall Bond Fund, formerly The Jamestown Bond Fund, (the Fund) is a no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940 (the 1940 Act). The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on December 13, 1990.

The Fund offers two classes of shares: Service Group Shares, sold subject to a 12b-1 fee up to 0.15% of average daily net assets, and Institutional Shares, sold without a 12b-1 fee. Each Service Group and Institutional Share of the Fund represents identical interests in the Fund's investment portfolio and has the same rights, except that (i) Service Group Shares bear the expenses of the distribution fees, which will cause Service Group Shares to have a higher expense ratio and to pay lower dividends than Institutional Shares; (ii) certain class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters affecting only that class.

The Fund's investment objective is to maximize total return, consisting of current income and capital appreciation (both realized and unrealized), consistent with the preservation of capital through active management of investment grade fixed income securities.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities of the Fund will ordinarily be traded in the over-the-counter market. When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees.

Repurchase agreements -- The Fund generally enters into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each class of shares of the Fund is calculated daily by dividing the total value of the Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The offering price and redemption price per share of each class of shares of the Fund is equal to the net asset value per share.

                            THE TATTERSALL BOND FUND

                         NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1999


Investment income and distributions to shareholders -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations. Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Allocations between classes -- Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Securities traded on a "to-be-announced" basis -- The Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

                            THE TATTERSALL BOND FUND

                         NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1999

The following information is based upon the federal income tax cost of portfolio investments of $104,098,150 as of March 31, 1999:

           Gross unrealized appreciation.................     $ 1,320,656
           Gross unrealized depreciation.................        (862,879)
                                                              -----------
           Net unrealized appreciation...................     $   457,777
                                                              ===========

The difference between the federal income tax cost of portfolio investments and the financial statement cost is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

2.   INVESTMENT TRANSACTIONS

During the year ended March 31, 1999, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $239,650,862 and $229,306,091, respectively.

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Tattersall Advisory Group, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.375% of its average daily net assets. The Adviser currently intends to limit the total operating expenses of the Institutional Shares of the Fund to 0.50% of its average daily net assets, and to limit the total operating expenses of the Service Group Shares of the Fund to 0.65% of its average daily net assets. Accordingly, the Adviser voluntarily waived $23,693 of its investment advisory fees for the year ended March 31, 1999. Certain trustees and officers of the Trust are also officers of the Adviser.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement with the Trust, Countrywide Fund Services, Inc. (CFS) provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, CFS receives a monthly fee from the Fund at an annual rate of 0.075% on its average daily net assets up to $200 million and 0.05% on such net assets in excess of $200 million, subject to a $2,000 minimum monthly fee, plus a surcharge of $1,000 per month. In addition, the Fund pays CFS out-of-pocket expenses including, but not limited to, postage, supplies and cost of pricing the Fund's portfolio securities. Certain officers of the Trust are also officers of CFS.

                            THE TATTERSALL BOND FUND

                         NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1999


DISTRIBUTION PLAN
The Fund has adopted a Distribution Plan (the Plan) with respect to Service Group Shares pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may incur certain costs related to the distribution of Service Group Shares, not to exceed 0.15% of average daily net assets applicable to Service Group Shares. For the year ended March 31, 1999, Service Group Shares incurred $4,201 of distribution expenses under the Plan.

4.   DIRECTED BROKERAGE ARRANGEMENT

In order to reduce the total operating expenses of the Fund, the Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through security trades. Expenses reimbursed through the directed brokerage arrangement totaled $18,717 for the year ended March 31, 1999.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

     We have audited the accompanying statement of assets and liabilities of The Tattersall Bond Fund, formerly The Jamestown Bond Fund, (a series of The Williamsburg Investment Trust), including the portfolio of investments, as of March 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Tattersall Bond Fund as of March 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                                Tait, Weller & Baker

Philadelphia, Pennsylvania
April 30, 1999

--------------------------------------------------------------------------------

                       THE TATTERSALL SHORT TERM BOND FUND
                       -----------------------------------

                               No Load Mutual Fund


                                  ANNUAL REPORT
                                 March 31, 1999


       INVESTMENT ADVISER                                 ADMINISTRATOR
       ------------------                                 -------------
 TATTERSALL ADVISORY GROUP, INC.                 COUNTRYWIDE FUND SERVICES, INC.
  6802 Paragon Place, Suite 200                           P.O. Box 5354
  Richmond, Virginia 23230-1655                    Cincinnati, Ohio 45201-5354
         1.804.289.2663                                  1.800.443.4249

--------------------------------------------------------------------------------

                              THE TATTERSALL FUNDS

Dear Tattersall Short Term Bond Fund Shareholder:

The Tattersall Short Term Bond Fund was originally designed to provide institutional investors with a low cost, first-step alternative to short-term "bank" investments. The Tattersall Short Term Bond Fund has performed well versus bank investment options as well as Treasury Bills over time. The first quarter of this year provided the bond market with a rough ride throughout the period. However, the Short Term Bond Fund generated a strong return relative to the market in general. The Fund's returns are as follows:

                             Short Term Bond Fund          US Treasury Bills
1Qtr99                               1.13%                       1.06%
1 Year                               5.37%                       4.88%
3 Years                              5.56%                       5.20%
5 Years                              5.75%                       5.30%
Since Inception                      5.18%                       4.72%

We are pleased to have been able to provide investment services to you over the past seven years and trust that you have benefited from the returns generated for your portfolio. Some time ago we sent a letter to your attention regarding our agreement to become an autonomous investment management arm of First Union's First Capital Group. We have evaluated numerous options over this time period for the Fund and are pleased to report that we are able to offer you several options regarding your investment in the Short Term Bond Fund. Because of the economies of scale offered by our merger with First Union, we are also pleased to report that every option provided, with the exception of your requesting a complete liquidation, would offer excellent investment management services through the Evergreen Funds at a substantially lower expense ratio than the current fund.

Attached you will find our customary market comments and overview. As always, we would be pleased to assist you in any manner possible and look forward to working with you in the future.

Sincerely,

/s/ Craig D. Truitt

Craig D. Truitt
Vice President
Tattersall Funds

     Shareholder Services o Countrywide Fund Services, Inc. o P.O. Box 5354
                   Cincinnati, Ohio 45201-5354 o 800-443-4249

 Investment Advisor o Tattersal Advisory Group o 6802 Paragon Place, Suite 200
                  Richmond, Virginia 23230-1655 o 804-289-2663

                               FIRST QUARTER 1999

It's all about the economy - the sheer strength of it. It remained on a roll during the first quarter, and was a major influence on the behavior of the U.S. financial markets. Stocks liked it; bonds did not. It caused the stock market to become a magnet for dollars, sucking in every last investor and defying gravity for the big push through DOW 10000. By contrast, the economy repelled bond investors, re-igniting their fears of inflation and Federal Reserve tightening. Although the quarter started with a global focus with the launch of the euro and Brazil's surprise devaluation, it quickly shifted to domestic issues when a barrage of economic statistics confirmed nothing but strength. This was particularly true during February when long term interest rates rose 0.50% and threatened a correction in the stock market. Good news on inflation, however, calmed bond investors during March, gave the Federal Reserve the reason it needed to keep policy on hold, and lifted stock prices once again. As a result of rising interest rates and a steepening yield curve, the Lehman Aggregate, Government/Corporate and Intermediate Government/Corporate Indices had negative returns for the quarter while two-year and shorter benchmarks were slightly positive. Stock returns were strong as the S&P returned 5.0%

Amid the gloom of the overall bond market, our strategy of overweighting sectors significantly boosted performance relative to the market. Just as the strong economy helped the stock market, it also helped corporate bonds. Liquidity improved as did investors' tolerance for risk and appetite for corporates, which caused yield spreads to tighten to Treasuries. The mortgage market benefited from rising Treasury rates and declining volatility, both of which helped allay prepayment fears. Demand from all types of buyers improved the sponsorship of the mortgage market during the quarter, helping to narrow their yield spreads to Treasuries. Our emphasis on convexity was correct. The asset-backed market followed the narrowing trend of both mortgages and corporates and outperformed Treasuries. Finally, closed-end funds continued their discount narrowing which added to overall outperformance.

                                 LOOKING AHEAD

It will still be all about the economy, as far as we can tell. It will be about global economies as well: when and to what extent Japan will recover; if an when Europe slips into recession; and how weak Latin America will be. The U.S. has certainly been out of sync with the rest of the world, which is one reason why inflation has been so well behaved. This may well change, however, if the rest of the world recovers with the U.S. remaining strong. Resources could become strained and pricing power could return, threatening bond investors' complacency about inflation. This would more than likely trigger a tightening response from the Federal Reserve causing a shift up in the yield curve. What is more likely to occur, however, barring any unforseen external or internal shocks to the system, is that the U.S. economy will be winding down as other world economies are recovering. This would keep inflation steady at a low rate, and keep the Federal Reserve on hold with a bias to ease. Under this scenario, interest rates should begin to fall as slack develops in the economy. We will continue to monitor our interest rate barometer for signs of the timing of such a move.

Although our overweighting in sectors contributed significantly to outperformance during the first quarter, we believe that some degree of overweighting is still appropriate. As investors are willing to take on both credit risk and convexity risk, spreads on corporates and mortgages should continue to narrow further, although not at the aggressive pace that they did in the first quarter. A yield curve that has steepened recently should also give us some opportunities to benefit from the roll associated with owning bulleted instead of amortizing securities.

The severe liquidity problems and spread widening of late last summer are still fresh enough in our minds to prevent us from being too complacent about spread products. When the reward of extra yield no longer compensates us for risk, then we will ease off from our sector weighting sin favor of Treasuries. That time, however, has not yet come.

                       THE TATTERSALL SHORT TERM BOND FUND
--------------------------------------------------------------------------------
  Comparison of the Change in Value of a $10,000 Investment in The Tattersall
        Short Term Bond Fund, the Merrill Lynch 1-3 Year Treasury Index, the Consumer Price Index and the 90-Day Treasury Bill Index

                                                       03/31/99
                                                       --------
The Tattersall Short Term Bond Fund                    $14,398
Merrill Lynch 1-3 Year Treasury Index                  $15,098
Consumer Price Index                                   $11,981
90-Day Treasury Bill Index                             $13,926
--------------------------------------------------------------------------------

                     ---------------------------------------
                       The Tattersall Short Term Bond Fund
                          Average Annual Total Returns

                      1 Year     5 Years     Since Inception*
                       5.36%      5.60%            5.19%
                     ---------------------------------------

              * Initial public offering of shares was July 3, 1989

           Past performance is not predictive of future performance.

                      THE TATTERSALL SHORT TERM BOND FUND

                      STATEMENT OF ASSETS AND LIABILITIES

                                 March 31, 1999


ASSETS
   Investments in securities:
      At acquisition cost                                           $ 5,597,311
                                                                    ===========
      At value (Note 1)                                             $ 5,599,621
   Investments in repurchase agreements (Note 1)                        745,000
   Cash                                                                     328
   Interest receivable                                                   72,353
   Receivable from capital shares sold                                  127,426
   Due from Adviser (Note 3)                                             14,692
   Other assets                                                             835
                                                                    -----------
      TOTAL ASSETS                                                    6,560,255
                                                                    -----------
LIABILITIES
   Accrued administration fees (Note 3)                                   2,000
   Other accrued expenses and liabilities                                 3,254
                                                                    -----------
      TOTAL LIABILITIES                                                   5,254
                                                                    -----------

NET ASSETS                                                          $ 6,555,001
                                                                    ===========
Net assets consist of:
Paid-in capital                                                     $ 7,139,137
Undistributed net investment income                                          77
Accumulated net realized losses from security transactions             (586,523)
Net unrealized appreciation on investments                                2,310
                                                                    -----------
   Net assets                                                       $ 6,555,001
                                                                    ===========
Shares of beneficial interest outstanding (unlimited
   number of shares authorized, no par value)                           684,639
                                                                    ===========
Net asset value, offering price and
   redemption price per share (Note 1)                              $      9.57
                                                                    ===========

See accompanying notes to financial statements.

                       THE TATTERSALL SHORT TERM BOND FUND

                             STATEMENT OF OPERATIONS

                            Year Ended March 31, 1999


INVESTMENT INCOME
   Interest                                                           $ 467,355
                                                                      ---------
EXPENSES
   Investment advisory fees (Note 3)                                     30,713
   Administration fees (Note 3)                                          24,000
   Professional fees                                                     11,645
   Trustees' fees and expenses                                            8,220
   Pricing costs                                                          4,779
   Printing of shareholder reports                                        4,330
   Custodian fees                                                         3,689
   Postage and supplies                                                   2,044
   Other expenses                                                         2,386
                                                                      ---------
      TOTAL EXPENSES                                                     91,806
   Fees waived and expenses reimbursed by the Adviser (Note 3)          (50,855)
                                                                      ---------
      NET EXPENSES                                                       40,951
                                                                      ---------

NET INVESTMENT INCOME                                                   426,404
                                                                      ---------
REALIZED AND UNREALIZED GAINS ON INVESTMENTS
   Net realized gains from security transactions                          5,493
   Net change in unrealized appreciation/
      depreciation on investments                                         5,142
                                                                      ---------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                         10,635
                                                                      ---------

NET INCREASE IN NET ASSETS FROM OPERATIONS                            $ 437,039
                                                                      =========

See accompanying notes to financial statements.

                       THE TATTERSALL SHORT TERM BOND FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                       Years Ended March 31, 1999 and 1998

                                                                             Year             Year
                                                                            Ended            Ended
                                                                           March 31,        March 31,
                                                                             1999             1998
                                                                         ------------     ------------
FROM OPERATIONS
   Net investment income                                                 $    426,404     $    566,720
   Net realized gains (losses) from security transactions                       5,493          (45,768)
   Net change in unrealized appreciation/depreciation
      on investments                                                            5,142           48,104
                                                                         ------------     ------------
Net increase in net assets from operations                                    437,039          569,056
                                                                         ------------     ------------
DISTRIBUTIONS TO SHAREHOLDERS
   From net investment income                                                (427,625)        (568,054)
                                                                         ------------     ------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                                2,646,493        2,162,478
   Net asset value of shares issued in reinvestment
      of distributions to shareholders                                        427,625          568,054
   Payments for shares redeemed                                            (6,740,395)      (2,444,148)
                                                                         ------------     ------------
Net increase (decrease) in net assets from capital share transactions      (3,666,277)         286,384
                                                                         ------------     ------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                    (3,656,863)         287,386

NET ASSETS
   Beginning of year                                                       10,211,864        9,924,478
                                                                         ------------     ------------
   End of year - (including undistributed net investment
      income of $77 and $1,298, respectively)                            $  6,555,001     $ 10,211,864
                                                                         ============     ============

CAPITAL SHARE ACTIVITY
   Sold                                                                       273,704          223,127
   Reinvested                                                                  44,522           59,049
   Redeemed                                                                  (695,898)        (252,774)
                                                                         ------------     ------------
   Net increase (decrease) in shares outstanding                             (377,672)          29,402
   Shares outstanding, beginning of year                                    1,062,311        1,032,909
                                                                         ------------     ------------
   Shares outstanding, end of year                                            684,639        1,062,311
                                                                         ============     ============

See accompanying notes to financial statements.

                       THE TATTERSALL SHORT TERM BOND FUND

                              FINANCIAL HIGHLIGHTS

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

                                                                                  Years Ended March 31,
                                                        --------------------------------------------------------------------------
                                                           1999            1998            1997            1996            1995
                                                        ----------      ----------      ----------      ----------      ----------

Net asset value at beginning of year                    $     9.61      $     9.61      $     9.72      $     9.64      $     9.82
                                                        ----------      ----------      ----------      ----------      ----------
Income from investment operations:
       Net investment income                                  0.54            0.54            0.58            0.62            0.60
       Net realized and unrealized gains (losses)
             on investments                                  (0.03)             --           (0.11)           0.08           (0.17)
                                                        ----------      ----------      ----------      ----------      ----------
Total from investment operations                              0.51            0.54            0.47            0.70            0.43
                                                        ----------      ----------      ----------      ----------      ----------
Less distributions:
       Dividends from net investment income                  (0.55)          (0.54)          (0.58)          (0.62)          (0.61)
                                                        ----------      ----------      ----------      ----------      ----------

Net asset value at end of year                          $     9.57      $     9.61      $     9.61      $     9.72      $     9.64
                                                        ==========      ==========      ==========      ==========      ==========

Total return                                                 5.36%           5.76%           5.01%           7.38%           4.53%
                                                        ==========      ==========      ==========      ==========      ==========

Net assets at end of year (000's)                       $    6,555      $   10,212      $    9,924      $    9,426      $   14,122
                                                        ==========      ==========      ==========      ==========      ==========

Ratio of net expenses to average net assets (a)              0.50%           0.50%           0.50%           0.50%           0.50%

Ratio of net investment income to average net assets         5.21%           5.64%           5.96%           6.27%           6.04%

Portfolio turnover rate                                        63%            109%             62%            157%            144%

(a) Absent investment advisory fees waived and expenses reimbursed by the Adviser, the ratios of expenses to average net assets would have been 1.12%, 0.95%, 0.94%, 0.85% and 0.85% for the years ended March 31, 1999,
     1998, 1997, 1996 and 1995, respectively (Note 3).

See accompanying notes to financial statements.

                       THE TATTERSALL SHORT TERM BOND FUND

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 1999

Par Value                                                              Value
---------                                                              -----
               U.S. TREASURY OBLIGATIONS - 4.5%
               U.S. TREASURY NOTES - 1.4%
$  40,000        6.50%, due 05/31/2001                              $    41,181
   50,000        5.75%, due 10/31/2002                                   50,922
                                                                    -----------
                                                                         92,103
                                                                    -----------

               U.S. TREASURY INFLATION-PROTECTION NOTES - 3.1%
  204,694        3.625%, due 07/15/2002                                 203,351
                                                                    -----------

               TOTAL U.S. TREASURY OBLIGATIONS (COST $295,575)      $   295,454
                                                                    -----------

               MORTGAGE-BACKED SECURITIES - 11.2%
               FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.2%
$ 146,315        Pool #E00584, 6.00%, due 11/01/2013                $   145,456
                                                                    -----------

               FEDERAL NATIONAL MORTGAGE ASSOCIATION - 6.3%
   84,655        Pool #124029, 8.00%, due 12/01/2002                     85,810
  191,282        Series #94-13-PE, 5.80%, due 12/25/2006                191,401
  134,127        Pool #313383, 6.50%, due 11/01/2009                    135,529
                                                                    -----------
                                                                        412,740
                                                                    -----------

               OTHER MORTGAGE-BACKED SECURITIES - 2.7%
               GE Capital Mortgage Services, Inc. #94-2-A4,
  174,528        6.00%, due 01/25/2009                                  174,636
                                                                    -----------

               TOTAL MORTGAGE-BACKED SECURITIES (COST $729,409)     $   732,832
                                                                    -----------

               ASSET-BACKED SECURITIES - 9.9%
               CIT RV Trust #96-A-A1,
$ 154,769        5.40%, due 12/15/2011                              $   154,305
               Fleetwood Credit Corporation Grantor Trust #97-B-A,
  164,786        6.40%, due 05/15/2013                                  166,121
               Student Loan Marketing Association #97-2-A1,
  327,880        5.042%, adjustable rate, due 10/25/2005                326,330
                                                                    -----------
               TOTAL ASSET-BACKED SECURITIES (COST $644,767)        $   646,756
                                                                    -----------

                       THE TATTERSALL SHORT TERM BOND FUND

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 1999


               CORPORATE BONDS - 39.0%
               Associates Corporation N.A.,
$ 175,000        5.85%, due 01/15/2001                              $   175,856
               Caterpillar Financial, Inc.,
  300,000        5.81%, due 07/05/2000                                  301,719
               Countrywide Home Loans, Inc.,
  140,000        5.62%, due 10/16/2000                                  139,662
               Dillards, Inc.,
  140,000        5.79%, due 11/15/2001                                  138,799
               Enron Corporation,
  290,000        6.45%, due 11/15/2001                                  293,100
               Household Finance Corporation,
  225,000        6.975%, due 06/07/2000                                 229,050
               International Bank Reconstruction and Development,
  265,000        5.10%, due 09/15/1999                                  265,277
               International Lease Finance Corporation Medium Term Notes,
  245,000        6.55%, due 09/15/2000                                  248,053
               Norwest Financial, Inc.,
  300,000        6.05%, due 11/19/1999                                  301,449
               Phillips Petroleum Company,
  150,000        9.00%, due 06/01/2001                                  159,792
               Safeway, Inc.,
  130,000        5.75%, due 11/15/2000                                  130,092
               Xerox Corporation Medium Term Notes,
  175,000        7.13%, due 04/30/1999                                  175,233
                                                                    -----------
               Total Corporate Bonds (Cost $2,561,063)              $ 2,558,082
                                                                    -----------

               COMMERCIAL PAPER - 20.8%
$ 275,000        Allmerica Financial Corporation, due 05/04/1999    $   273,788
  275,000        American Express Company, due 05/19/1999               273,247
  275,000        Archer-Daniels-Midland Company, due 04/30/1999         273,934
  275,000        Du Pont (E.I.) De Nemours and Company, due 06/08/1999  272,512
  275,000        Prudential Funding Corporation, due 05/25/1999         273,016
                                                                    -----------
               TOTAL COMMERCIAL PAPER (COST $1,366,497)             $ 1,366,497
                                                                    -----------


               Total Investments at Value (Cost $5,597,311) - 85.4% $ 5,599,621
                                                                    -----------

                       THE TATTERSALL SHORT TERM BOND FUND

                            PORTFOLIO OF INVESTMENTS

                                 March 31, 1999

  Face
 Amount                                                                Value
               REPURCHASE AGREEMENTS (a) - 11.4%
$ 745,000      Firstar Bank, 3.75%, dated 03/31/1999, due 04/01/1999
                 repurchase proceeds $745,078 (Cost $745,000)       $   745,000
                                                                    -----------

               TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS
               AT VALUE - 96.8%                                     $ 6,344,621

               OTHER ASSETS IN EXCESS OF LIABILITIES - 3.2%             210,380
                                                                    -----------

               NET ASSETS - 100.0%                                  $ 6,555,001
                                                                    ===========


(a) Joint repurchase agreement is fully collaterized by $28,093,565 U.S. Treasury Note, 5.625%, due 02/28/2001. The aggregate market value of the collateral at March 31, 1999 was $28,533,385. The Fund's pro-rata interest in the collateral at March 31, 1999 was $771,873.

See accompanying notes to financial statements.

                      THE TATTERSALL SHORT TERM BOND FUND

                         NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1999


1.   SIGNIFICANT ACCOUNTING POLICIES

The Tattersall Short Term Bond Fund, formerly The Jamestown Short Term Bond Fund (the Fund), is a no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on January 21, 1992.

The Fund's investment objective is to maximize total return, consisting of current income and capital appreciation (both realized and unrealized), consistent with the preservation of capital through active management of high quality short-term fixed income securities.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that securities of the Fund will ordinarily be traded in the over-the-counter market. When market quotations are not readily available, securities may be valued on the basis of prices provided by an independent pricing service. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees.

Repurchase agreements -- The Fund generally enters into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations. Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

                       THE TATTERSALL SHORT TERM BOND FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1999


Securities traded on a "to-be-announced" basis -- The Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments of $5,597,311 as of March 31, 1999:

     Gross unrealized appreciation.......................   $  19,146
     Gross unrealized depreciation.......................     (16,836)
                                                            ---------
     Net unrealized appreciation.........................   $   2,310
                                                            =========

As of March 31, 1999, the Fund had capital loss carryforwards for federal income tax purposes of $586,523 which expire on March 31, 2006. These capital loss carryforwards may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

2.   INVESTMENT TRANSACTIONS

During the year ended March 31, 1999, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $2,878,247 and $2,736,697, respectively.

                       THE TATTERSALL SHORT TERM BOND FUND

                          NOTES TO FINANCIAL STATEMENTS

                                 March 31, 1999

3.  TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Tattersall Advisory Group, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.375% of its average daily net assets. The Adviser currently intends to limit the total operating expenses of the Fund to 0.50% of its average daily net assets. Accordingly, the Adviser voluntarily waived its entire investment advisory fee of $30,713 and reimbursed the Fund for $20,142 of other operating expenses for the year ended March 31, 1999. Certain trustees and officers of the Trust are also officers of the Adviser.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement with the Trust, Countrywide Fund Services, Inc. (CFS) provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, CFS receives a monthly fee from the Fund at an annual rate of 0.075% on its average daily net assets up to $200 million and 0.05% on such net assets in excess of $200 million, subject to a $2,000 minimum monthly fee. In addition, the Fund pays CFS out-of-pocket expenses including, but not limited to, postage, supplies and cost of pricing the Fund's portfolio securities. Certain officers of the Trust are also officers of CFS.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Shareholders and Board of Trustees
The Williamsburg Investment Trust
Cincinnati, Ohio

     We have audited the accompanying statement of assets and liabilities of The Tattersall Short Term Bond Fund, formerly The Jamestown Short Term Bond Fund, (a series of The Williamsburg Investment Trust), including the portfolio of investments, as of March 31, 1999, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Tattersall Short Term Bond Fund as of March 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.


                                                 Tait, Weller & Baker

Philadelphia, Pennsylvania
April 30, 1999